          As filed with the Securities and Exchange Commission on April 16, 2013



                                                     Registration No. 333-133674
                                                                       811-05382

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


         Post-Effective Amendment No. 7                            [X]


                                       and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


              Amendment No. 12                                          [X]



                           Paragon Separate Account A
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                                   ----------

                     General American Life Insurance Company
                             13045 Tesson Ferry Road
                            St. Louis, Missouri 63128
                         (Name and Address of Guarantor)

Name and address of agent for service:  Copy to:
Marie C. Swift, Esq.                    Stephen E. Roth, Esquire
Metropolitan Life Insurance Company     Sutherland Asbill & Brennan LLP
501 Boylston Street                     1275 Pennsylvania Avenue, N.W.
Boston, Massachusetts 02116             Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)



     [X] on April 29, 2013 pursuant to paragraph (b)



     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                    (AFIS)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

                    DIRECT ALL CORRESPONDENCE AND INQUIRIES
                         TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account A (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT 800-685-0124.


                                  PROSPECTUS


                                APRIL 29, 2013



PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                 AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 1)
                     American Funds Asset Allocation Fund
                           American Funds Bond Fund
                      American Funds Cash Management Fund
                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund
                          American Funds Growth Fund
                       American Funds Growth-Income Fund
                     American Funds High-Income Bond Fund
                       American Funds International Fund
                       American Funds New World Fund(R)
           American Funds U.S. Government/AAA-Rated Securities Fund

            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                     MET INVESTORS SERIES TRUST (CLASS A)
                   MFS(R) Emerging Markets Equity Portfolio

                      METROPOLITAN SERIES FUND (CLASS A)
                        Russell 2000(R) Index Portfolio

                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)
                             MFS(R) Growth Series
                          MFS(R) New Discovery Series
                          MFS(R) Total Return Series

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 18
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 20
     The Separate Account
     The Funds
  Policy Values.......................................................... 25
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 26
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Internet Requests

   Policy Lapse and Reinstatement........................................ 36
      Lapse
      Reinstatement
   Charges and Deductions................................................ 37
      Transaction Charges
      Periodic Charges
      Federal Taxes
      Variations in Charges
      Annual Fund Operating Expenses
   Federal Tax Matters................................................... 42
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 47
   Distribution of the Policies.......................................... 47
      Selling Firms
   General Provisions of the Group Contract.............................. 49
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   General Matters Relating to the Policy................................ 50
      Postponement of Payments
   State Variations...................................................... 51
   Legal Proceedings..................................................... 51
   Financial Statements.................................................. 51
   Glossary.............................................................. 51

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Value among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest, We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash

Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount. We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from and surrendering the Policy. We may charge fees and use rates that are lower than the maximum reflected in the tables.

TRANSACTION CHARGES
----------------

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions and the General Account.

                                                                        MAXIMUM GUARANTEED
           CHARGE                  WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon receipt of each premium          1.00% Of each premium
(only for Policies treated as              payment                            payment
individual contracts under
Omnibus Budget
Reconciliation Act of 1990)
---------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE               Upon receipt of each premium          2.25% Of each premium
                                           payment                            payment
---------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE        Upon each partial withdrawal                   $25
                                       from the Policy
---------------------------------------------------------------------------------------------------
TRANSFER CHARGE                Upon each transfer in excess of           $25 per transfer
                                     12 in a Policy Year
---------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES          Upon surrender, lapse or         30% or 28% (as set forth in
CHARGE/(1)/                     decrease in Face Amount during    Policy specifications page) of
                                the first 10 Policy Years (and     premiums paid in first Policy
                               during the first 10 Policy Years   Year (or of premiums associated
                                  after an increase in Face          with an increase in Face
                                           Amount)                    Amount), not to exceed
                                                                 guideline annual premium/(2)/ for
                                                                  the initial Face Amount (or for
                                                                    the Face Amount increase).
---------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT      At the time an accelerated death                $100
ADMINISTRATIVE CHARGE                  benefit is paid
---------------------------------------------------------------------------------------------------

/(1)/The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage--either 30% or 28%, as set forth in the Policy specifications page--of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.

/(2)/The initial guideline annual premium is based on the Insured's age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured's age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
---------------------------------------------------

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

                                                                 MAXIMUM GUARANTEED
             CHARGE               WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/     On the Investment Start
PER $1000 OF NET AMOUNT AT           date and on each
RISK                                succeeding Monthly
                                        Anniversary
MINIMUM                                                                 $0.16
MAXIMUM                                                                $31.31
CHARGE FOR AN INSURED,                                                  $0.65
  ATTAINED AGE 50, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/        On the Investment Start         $6 per Policy per
                                     Date and on each          month during the first
                                    succeeding Monthly               Policy Year
                                        Anniversary
-------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily             0.90% (annually) of the net
CHARGE/(3)/                                                   assets of each Investment
                                                              Division of the Separate
                                                                       Account
-------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/             On each Policy                    3.0%
                                        Anniversary
-------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5) /
-------------------------------------------------------------------------------------------
Waiver of Monthly Deductions      On rider start date and
Rider (per $1.00 of waived            on each Monthly
deduction)                              Anniversary
MINIMUM                                                                 $0.01
MAXIMUM                                                                 $0.21
CHARGE FOR AN INSURED,                                                  $0.08
  ATTAINED AGE 50, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start date and               $0.41
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
-------------------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start date and
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
MINIMUM                                                                 $0.15
MAXIMUM                                                                 $5.16
CHARGE FOR A SPOUSE,                                                    $0.65
  ATTAINED AGE 50
-------------------------------------------------------------------------------------------
Accelerated Death Benefit         See "Accelerated Death Benefit Administrative Charge" in
Settlement Option Rider                     Transaction Charges Table above.
-------------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.
/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.
/(5)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2012. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2012. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2012. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2012, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.07%
--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                      DISTRIBUTION           ACQUIRED   TOTAL                  NET TOTAL
                                         AND/OR                FUND    ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                             FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
--------------------------------------------------------------------------------------------------------
   American Funds Asset
     Allocation Fund        0.29%          --        0.02%      --      0.31%         --         0.31%
--------------------------------------------------------------------------------------------------------

                                            DISTRIBUTION           ACQUIRED   TOTAL                  NET TOTAL
                                               AND/OR                FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
                                   FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------------
   American Funds Bond
     Fund                         0.37%          --        0.02%       --     0.39%          --        0.39%
   American Funds Cash
     Management Fund              0.32%          --        0.02%       --     0.34%          --        0.34%
   American Funds Global
     Growth Fund                  0.53%          --        0.03%       --     0.56%          --        0.56%
   American Funds Global
     Small Capitalization
     Fund                         0.71%          --        0.04%       --     0.75%          --        0.75%
   American Funds Growth
     Fund                         0.33%          --        0.02%       --     0.35%          --        0.35%
   American Funds Growth-
     Income Fund                  0.27%          --        0.02%       --     0.29%          --        0.29%
   American Funds High-
     Income Bond Fund             0.46%          --        0.02%       --     0.48%          --        0.48%
   American Funds
     International Fund           0.50%          --        0.04%       --     0.54%          --        0.54%
   American Funds New
     World Fund(R)                0.74%          --        0.05%       --     0.79%          --        0.79%
   American Funds U.S.
     Government/AAA-
     Rated Securities Fund        0.33%          --        0.01%       --     0.34%          --        0.34%
--------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
--------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio        0.56%          --        0.08%       --     0.64%          --        0.64%
   Equity-Income Portfolio        0.46%          --        0.10%       --     0.56%          --        0.56%
   Freedom 2010 Portfolio            --          --           --    0.56%     0.56%          --        0.56%
   Freedom 2020 Portfolio            --          --           --    0.59%     0.59%          --        0.59%
   Freedom 2030 Portfolio            --          --           --    0.65%     0.65%          --        0.65%
   Freedom 2040 Portfolio            --          --           --    0.68%     0.68%          --        0.68%
   Freedom 2050 Portfolio            --          --           --    0.69%     0.69%          --        0.69%
   Index 500 Portfolio            0.05%          --        0.05%       --     0.10%          --        0.10%
   Mid Cap Portfolio              0.56%          --        0.09%       --     0.65%          --        0.65%
--------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST --
  CLASS A
--------------------------------------------------------------------------------------------------------------
   MFS(R) Emerging Markets
     Equity Portfolio             0.91%          --        0.16%       --     1.07%       0.02%        1.05%
--------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND --
  CLASS A
--------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index
     Portfolio                    0.25%          --        0.08%    0.09%     0.42%       0.00%        0.42%
--------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
--------------------------------------------------------------------------------------------------------------
   MFS(R) Growth Series           0.75%          --        0.07%       --     0.82%          --        0.82%
   MFS(R) New Discovery
     Series                       0.90%          --        0.07%       --     0.97%          --        0.97%
   MFS(R) Total Return Series     0.75%          --        0.05%       --     0.80%       0.03%        0.77%

Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.


ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates."

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account, if applicable, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder terminates. (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocation currently in effect for the Policy, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account-Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY


Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road,
St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers".)

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on October 30, 1987 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.

     FUNDING OPTION                   INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------
AMERICAN FUNDS
INSURANCE SERIES(R) --
CLASS 1
-------------------------------------------------------------------------------------------------------
American Funds Asset       Seeks high total return (including income    Capital Research and
Allocation Fund            and capital gains) consistent with           Management Company
                           preservation of capital over the long term.
-------------------------------------------------------------------------------------------------------
American Funds Bond        Seeks as high a level of current income as   Capital Research and
Fund                       is consistent with the preservation of       Management Company
                           capital.
-------------------------------------------------------------------------------------------------------
American Funds Cash        Seeks to earn income on your cash            Capital Research and
Management Fund            reserves while preserving capital and        Management Company
                           maintaining liquidity.
-------------------------------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth of capital.           Capital Research and
Growth Fund                                                             Management Company
-------------------------------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth of capital.           Capital Research and
Small Capitalization Fund                                               Management Company
-------------------------------------------------------------------------------------------------------
American Funds Growth      Seeks growth of capital.                     Capital Research and
Fund                                                                    Management Company
-------------------------------------------------------------------------------------------------------
American Funds Growth-     Seeks long-term growth of capital and        Capital Research and
Income Fund                income.                                      Management Company
-------------------------------------------------------------------------------------------------------
American Funds High-       Seeks a high level of current income. Its    Capital Research and
Income Bond Fund           secondary investment objective is capital    Management Company
                           appreciation.
-------------------------------------------------------------------------------------------------------
American Funds             Seeks long-term growth of capital.           Capital Research and
International Fund                                                      Management Company
-------------------------------------------------------------------------------------------------------
American Funds New         Seeks long-term capital appreciation.        Capital Research and
World Fund(R)                                                           Management Company
-------------------------------------------------------------------------------------------------------
American Funds U.S.        Seeks a high level of current income         Capital Research and
Government/AAA-Rated       consistent with preservation of capital.     Management Company
Securities Fund
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS --
INITIAL CLASS
-------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio    Seeks long-term capital appreciation.        Fidelity Management & Research
                                                                        Company
                                                                        Subadviser: FMR Co., Inc.
-------------------------------------------------------------------------------------------------------

      FUNDING OPTION                   INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------------
Equity-Income Portfolio     Seeks reasonable income. The fund will       Fidelity Management & Research
                            also consider the potential for capital      Company
                            appreciation. The fund's goal is to achieve  Subadviser: FMR Co., Inc.
                            a yield which exceeds the composite yield
                            on the securities comprising the S&P 500(R)
                            Index.
----------------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2040 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Freedom 2050 Portfolio      Seeks high total return with a secondary     Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
----------------------------------------------------------------------------------------------------------
Index 500 Portfolio         Seeks investment results that correspond to  Fidelity Management & Research
                            the total return of common stocks publicly   Company
                            traded in the United States, as represented  Subadvisers: FMR Co., Inc.;
                            by the S&P 500(R) Index.                     Geode Capital Management, LLC
----------------------------------------------------------------------------------------------------------
Mid Cap Portfolio           Seeks long-term growth of capital.           Fidelity Management & Research
                                                                         Company
                                                                         Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES
TRUST -- CLASS A
----------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets     Seeks capital appreciation.                  MetLife Advisers, LLC
Equity Portfolio                                                         Subadviser: Massachusetts
                                                                         Financial Services Company
----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES
FUND -- CLASS A
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Index       Seeks to track the performance of the        MetLife Advisers, LLC
Portfolio                   Russell 2000(R) Index.                       Subadviser: MetLife Investment
                                                                         Management, LLC
----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST --
INITIAL CLASS
----------------------------------------------------------------------------------------------------------
MFS(R) Growth Series        Seeks capital appreciation.                  Massachusetts Financial Services
                                                                         Company
----------------------------------------------------------------------------------------------------------
MFS(R) New Discovery        Seeks capital appreciation.                  Massachusetts Financial Services
Series                                                                   Company
----------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series  Seeks total return.                          Massachusetts Financial Services
                                                                         Company
----------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of at least 4% per year; PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT


Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

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

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING PAYMENT OF AN ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

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

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the General Account and the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in a particular Investment Division or in the General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000. A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy.

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4.00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
  . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


Restrictions on Frequent Transfers. Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds High-Income Bond Fund, American Funds International Fund, American Funds New World Fund, the Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio and the MFS(R) New Discovery Series--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


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


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

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AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the American Funds Insurance Series Cash Management Fund Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the American Funds Insurance Series Cash Management Fund Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b) minus (c), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.
  .   (c) is any contingent deferred sales charges.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.


  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.

  . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

The net premium payment is calculated as the premium payment less:

  .   Any applicable premium expense charge; minus
  .   The premium tax charge (described below)

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

Contingent Deferred Sales Charge. During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

  .   The commission rate paid to the broker-dealer distributing the Policy,
  . The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,
  .   Whether the event is a full surrender or lapse or decrease in Face Amount,
  . The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and
  .   The Policy Year in which the surrender or other event takes place.

If no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.

Calculation of Charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.

Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.

               CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE

               POLICY YEAR/ (1)/   PERCENTAGE OF THE CDSL PAYABLE:
              ----------------------------------------------------
                       1                        100%
              ----------------------------------------------------
                       2                         90%
              ----------------------------------------------------
                       3                         80%
              ----------------------------------------------------
                       4                         70%
              ----------------------------------------------------
                       5                         60%
              ----------------------------------------------------
                       6                         50%
              ----------------------------------------------------
                       7                         40%
              ----------------------------------------------------
                       8                         30%
              ----------------------------------------------------
                       9                         20%
              ----------------------------------------------------
                      10                         10%
              ----------------------------------------------------
                 11 and later                    0%
              ----------------------------------------------------

--------
/(1)/For requested increases, years are measured from the effective date of the increase.

Charge for Decrease. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the name Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and Fee Tables--"Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts.   Distributions other than death benefits, including
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800--289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

Selling firms will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Selling firms compensate their registered representative agents. First- year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero (0), 14, or 15 percent. Renewal commissions are not paid.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

The financial statements of the Company, General American Life Insurance Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

THE GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-5382

                                    [GRAPHIC]



                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                    (AFIS)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT A
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                APRIL 29, 2013



This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800) 685-0124





                                                                     SA A - SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information.....................................  3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Cost of Insurance
     Additional Benefits and Riders....................................  6
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies......................................  7
     More Information About the Company................................  8
        The Company
     Other Information.................................................  8
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Independent Registered Public Accounting Firm
        Additional Information
        Financial Statements
     Appendix--Death Benefit Applicable Percentage Table............... 11

ADDITIONAL POLICY INFORMATION
================================================================================

                                  THE POLICY

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  ASSIGNMENT

An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

We will be bound by an assignment of a Policy only if:

  .   it is in writing;
  . the original instrument or a certified copy is filed with us at our Administrative Office; and
  .   we send an acknowledged copy to the Owner.

We are not responsible for determining the validity of any assignment.

Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY

The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         CHANGING OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS
  . any net premium payments allocated to the Division during the current Valuation Period; PLUS
  . any loan repayments allocated to the Division during the current Valuation Period; PLUS
  . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS
  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS
  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS
  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS
  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; PLUS
  .   the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS
  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS
  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY
  .   the value of the assets at the end of the preceding Valuation Period.

                               COST OF INSURANCE

Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09.)

Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      WAIVER OF MONTHLY DEDUCTIONS RIDER

This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        CHILDREN'S LIFE INSURANCE RIDER

This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the
Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE POLICIES
================================================================================

Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

While Group Contracts are no longer sold, policies are offered to new participants in existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority ("FINRA"). MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives.

Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:



                     AGGREGATE AMOUNT OF COMMISSIONS
                                  PAID               AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY PRINCIPAL
    FISCAL YEAR         TO PRINCIPAL UNDERWRITER                          UNDERWRITER
----------------------------------------------------------------------------------------------------------
       2012                      $20,281                                      $0
----------------------------------------------------------------------------------------------------------
       2011                      $23,195                                      $0
----------------------------------------------------------------------------------------------------------
       2010                      $25,849                                      $0
----------------------------------------------------------------------------------------------------------


We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife Inc. purchased all of the stock of Paragon, and on or about May 1, 2006, the operations of MetLife and Paragon were combined through merger.

Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value
  .   the current Cash Surrender Value
  .   the current death benefit
  .   the current amount of any Indebtedness
  . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)
  .   any other information required by law

We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012 and the Company's reorganization of its segments in 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of General American Life Insurance Company and subsidiary, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                ADVERTISEMENTS

We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the

NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS

The Company's financial statements and the financial statements of General American Life Insurance Company and subsidiary should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40           250%    61               128%
                   41           243     62               126
                   42           236     63               124
                   43           229     64               122
                   44           222     65               120
                   45           215     66               119
                   46           209     67               118
                   47           203     68               117
                   48           197     69               116
                   49           191     70               115
                   50           185     71               113
                   51           178     72               111
                   52           171     73               109
                   53           164     74               107
                   54           157     75-90            105
                   55           150     91               104
                   56           146     92               103
                   57           142     93               102
                   58           138     94               101
                   59           134     95 or older      100
                   60           130

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account A
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account A (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2012, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2012, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                             AMERICAN FUNDS        AMERICAN FUNDS       AMERICAN FUNDS        AMERICAN FUNDS
                                            ASSET ALLOCATION            BOND            CASH MANAGEMENT        GLOBAL GROWTH
                                                DIVISION              DIVISION             DIVISION              DIVISION
                                           -------------------   ------------------   ------------------   -------------------
ASSETS:
   Investments at fair value.............  $         8,613,509   $        3,373,973   $        4,245,395   $         3,845,059
   Due from Metropolitan Life
     Insurance Company...................                    1                    1                   --                    --
                                           -------------------   ------------------   ------------------   -------------------
       Total Assets......................            8,613,510            3,373,974            4,245,395             3,845,059
                                           -------------------   ------------------   ------------------   -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   --                   --                   --                     1
                                           -------------------   ------------------   ------------------   -------------------
       Total Liabilities.................                   --                   --                   --                     1
                                           -------------------   ------------------   ------------------   -------------------

NET ASSETS...............................  $         8,613,510   $        3,373,974   $        4,245,395   $         3,845,058
                                           ===================   ==================   ==================   ===================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                            AMERICAN FUNDS
                                             GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS
                                            CAPITALIZATION           GROWTH            GROWTH-INCOME      HIGH-INCOME BOND
                                               DIVISION             DIVISION             DIVISION             DIVISION
                                          ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............  $        3,989,564   $       42,591,613   $       27,336,450   $        6,386,654
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   56                    1
                                          ------------------   ------------------   ------------------   ------------------
       Total Assets.....................           3,989,564           42,591,613           27,336,506            6,386,655
                                          ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                   13                   --                   --
                                          ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                  --                   13                   --                   --
                                          ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................  $        3,989,564   $       42,591,600   $       27,336,506   $        6,386,655
                                          ==================   ==================   ==================   ==================

                                                                                      AMERICAN FUNDS
                                            AMERICAN FUNDS       AMERICAN FUNDS      U.S. GOVERNMENT/       FIDELITY VIP
                                             INTERNATIONAL          NEW WORLD      AAA-RATED SECURITIES      CONTRAFUND
                                               DIVISION             DIVISION             DIVISION             DIVISION
                                          ------------------   ------------------  --------------------  ------------------
ASSETS:
   Investments at fair value............  $       11,093,225   $        3,271,875   $        5,946,263   $        3,204,073
   Due from Metropolitan Life
     Insurance Company..................                   1                   --                   --                    8
                                          ------------------   ------------------  --------------------  ------------------
       Total Assets.....................          11,093,226            3,271,875            5,946,263            3,204,081
                                          ------------------   ------------------  --------------------  ------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                   --                   27                   --
                                          ------------------   ------------------  --------------------  ------------------
       Total Liabilities................                  --                   --                   27                   --
                                          ------------------   ------------------  --------------------  ------------------

NET ASSETS..............................  $       11,093,226   $        3,271,875   $        5,946,236   $        3,204,081
                                          ==================   ==================  ====================  ==================


                                             FIDELITY VIP         FIDELITY VIP
                                             EQUITY-INCOME        FREEDOM 2010
                                               DIVISION             DIVISION
                                          ------------------   ------------------
ASSETS:
   Investments at fair value............  $        1,520,705   $          186,150
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          ------------------   ------------------
       Total Assets.....................           1,520,705              186,150
                                          ------------------   ------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  30                   13
                                          ------------------   ------------------
       Total Liabilities................                  30                   13
                                          ------------------   ------------------

NET ASSETS..............................  $        1,520,675   $          186,137
                                          ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                            FIDELITY VIP         FIDELITY VIP        FIDELITY VIP         FIDELITY VIP
                                            FREEDOM 2020         FREEDOM 2030        FREEDOM 2040         FREEDOM 2050
                                              DIVISION             DIVISION            DIVISION             DIVISION
                                          -----------------   ------------------   -----------------   ------------------
ASSETS:
   Investments at fair value...........   $         932,994   $        1,474,792   $         385,371   $           68,979
   Due from Metropolitan Life
     Insurance Company.................                  --                   --                   8                   --
                                          -----------------   ------------------   -----------------   ------------------
       Total Assets....................             932,994            1,474,792             385,379               68,979
                                          -----------------   ------------------   -----------------   ------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                  13                   22                  --                    2
                                          -----------------   ------------------   -----------------   ------------------
       Total Liabilities...............                  13                   22                  --                    2
                                          -----------------   ------------------   -----------------   ------------------

NET ASSETS.............................   $         932,981   $        1,474,770   $         385,379   $           68,977
                                          =================   ==================   =================   ==================


                                             FIDELITY VIP         FIDELITY VIP           MFS VIT              MFS VIT
                                               INDEX 500             MID CAP             GROWTH            NEW DISCOVERY
                                               DIVISION             DIVISION            DIVISION             DIVISION
                                          ------------------   -----------------   ------------------   ------------------
ASSETS:
   Investments at fair value...........   $        2,010,425   $       3,791,886   $          374,812   $          657,078
   Due from Metropolitan Life
     Insurance Company.................                    2                  21                    5                   --
                                          ------------------   -----------------   ------------------   ------------------
       Total Assets....................            2,010,427           3,791,907              374,817              657,078
                                          ------------------   -----------------   ------------------   ------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                   --                  --                   --                   27
                                          ------------------   -----------------   ------------------   ------------------
       Total Liabilities...............                   --                  --                   --                   27
                                          ------------------   -----------------   ------------------   ------------------

NET ASSETS.............................   $        2,010,427   $       3,791,907   $          374,817   $          657,051
                                          ==================   =================   ==================   ==================

                                                                    MIST MFS
                                                MFS VIT         EMERGING MARKETS
                                             TOTAL RETURN            EQUITY
                                               DIVISION             DIVISION
                                          ------------------   ------------------
ASSETS:
   Investments at fair value...........   $          569,489   $          299,210
   Due from Metropolitan Life
     Insurance Company.................                    4                    2
                                          ------------------   ------------------
       Total Assets....................              569,493              299,212
                                          ------------------   ------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                   --                   --
                                          ------------------   ------------------
       Total Liabilities...............                   --                   --
                                          ------------------   ------------------

NET ASSETS.............................   $          569,493   $          299,212
                                          ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012


                                                                                                                MSF RUSSELL
                                                                                                                2000 INDEX
                                                                                                                 DIVISION
                                                                                                            -------------------
ASSETS:
   Investments at fair value.............................................................................   $           262,180
   Due from Metropolitan Life Insurance Company..........................................................                     4
                                                                                                            -------------------
       Total Assets......................................................................................               262,184
                                                                                                            -------------------
LIABILITIES:
   Due to Metropolitan Life Insurance Company............................................................                    --
                                                                                                            -------------------
       Total Liabilities.................................................................................                    --
                                                                                                            -------------------

NET ASSETS...............................................................................................   $           262,184
                                                                                                            ===================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                           AMERICAN FUNDS
                                                                                          ASSET ALLOCATION
                                                                                              DIVISION
                                                                  -----------------------------------------------------------------
                                                                          2012                   2011                   2010
                                                                  -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $           182,391    $           168,411    $           161,126
                                                                  -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                68,819                 63,733                 56,826
                                                                  -------------------    -------------------    -------------------
          Net investment income (loss).........................               113,572                104,678                104,300
                                                                  -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                    --                     --                     --
      Realized gains (losses) on sale of investments...........               146,846                 62,298              (168,432)
                                                                  -------------------    -------------------    -------------------
          Net realized gains (losses)..........................               146,846                 62,298              (168,432)
                                                                  -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......               966,679              (133,807)                828,024
                                                                  -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................             1,113,525               (71,509)                659,592
                                                                  -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $         1,227,097    $            33,169    $           763,892
                                                                  ===================    ===================    ===================


                                                                                          AMERICAN FUNDS
                                                                                               BOND
                                                                                             DIVISION
                                                                  ----------------------------------------------------------------
                                                                         2012                   2011                   2010
                                                                  -------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends................................................   $            90,652    $           103,223    $          107,405
                                                                  -------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.......................                24,962                 24,170                26,442
                                                                  -------------------    -------------------    ------------------
          Net investment income (loss).........................                65,690                 79,053                80,963
                                                                  -------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                    --                     --                    --
      Realized gains (losses) on sale of investments...........                37,857                 15,915                 6,844
                                                                  -------------------    -------------------    ------------------
          Net realized gains (losses)..........................                37,857                 15,915                 6,844
                                                                  -------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.......                47,918                 74,971               108,798
                                                                  -------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                85,775                 90,886               115,642
                                                                  -------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $           151,465    $           169,939    $          196,605
                                                                  ===================    ===================    ==================


                                                                                          AMERICAN FUNDS
                                                                                          CASH MANAGEMENT
                                                                                             DIVISION
                                                                  ----------------------------------------------------------------
                                                                         2012                   2011                   2010
                                                                  ------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $               --    $                --    $                --
                                                                  ------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................               36,225                 39,299                 37,779
                                                                  ------------------    -------------------    -------------------
          Net investment income (loss).........................             (36,225)               (39,299)               (37,779)
                                                                  ------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                   --                     --                     --
      Realized gains (losses) on sale of investments...........             (13,557)               (13,536)               (21,276)
                                                                  ------------------    -------------------    -------------------
          Net realized gains (losses)..........................             (13,557)               (13,536)               (21,276)
                                                                  ------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                5,449                    273                 16,822
                                                                  ------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................              (8,108)               (13,263)                (4,454)
                                                                  ------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $         (44,333)    $          (52,562)    $          (42,233)
                                                                  ==================    ===================    ===================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                         AMERICAN FUNDS
                                                                                          GLOBAL GROWTH
                                                                                            DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------   -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $            41,993   $            51,276    $           55,242
                                                                 -------------------   -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                27,730                24,743                24,564
                                                                 -------------------   -------------------    ------------------
          Net investment income (loss)........................                14,263                26,533                30,678
                                                                 -------------------   -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                    --
      Realized gains (losses) on sale of investments..........                46,972                58,289              (22,330)
                                                                 -------------------   -------------------    ------------------
          Net realized gains (losses).........................                46,972                58,289              (22,330)
                                                                 -------------------   -------------------    ------------------
      Change in unrealized gains (losses) on investments......               626,494             (391,073)               318,153
                                                                 -------------------   -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................               673,466             (332,784)               295,823
                                                                 -------------------   -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $           687,729   $         (306,251)    $          326,501
                                                                 ===================   ===================    ==================


                                                                                         AMERICAN FUNDS
                                                                                   GLOBAL SMALL CAPITALIZATION
                                                                                            DIVISION
                                                                 ----------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $            58,356    $           57,191    $            83,818
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                28,862                29,974                 33,991
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................                29,494                27,217                 49,827
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........              (15,271)               126,432              (113,573)
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................              (15,271)               126,432              (113,573)
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......               571,372             (919,380)                912,418
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................               556,101             (792,948)                798,845
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $           585,595    $        (765,731)    $           848,672
                                                                 ===================    ==================    ===================


                                                                                        AMERICAN FUNDS
                                                                                            GROWTH
                                                                                           DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          442,748    $           367,459    $          376,624
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              331,448                334,383               311,544
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              111,300                 33,076                65,080
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........              721,640                355,215             (173,614)
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................              721,640                355,215             (173,614)
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            5,759,770            (2,363,391)             6,819,485
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            6,481,410            (2,008,176)             6,645,871
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        6,592,710    $       (1,975,100)    $        6,710,951
                                                                 ==================    ===================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                       AMERICAN FUNDS
                                                                                        GROWTH-INCOME
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          495,314    $          463,071    $          416,309
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................              207,890               201,786               190,025
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              287,424               261,285               226,284
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........              254,929                56,966             (159,472)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              254,929                56,966             (159,472)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            3,523,263             (926,036)             2,477,584
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            3,778,192             (869,070)             2,318,112
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        4,065,616    $        (607,785)    $        2,544,396
                                                                ==================    ==================    ==================


                                                                                        AMERICAN FUNDS
                                                                                       HIGH-INCOME BOND
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           447,814    $          469,224    $          472,619
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                46,692                47,014                45,658
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................               401,122               422,210               426,961
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                    --
      Realized gains (losses) on sale of investments.........                 5,279                 6,423              (19,059)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                 5,279                 6,423              (19,059)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               338,369             (355,352)               397,021
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               343,648             (348,929)               377,962
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           744,770    $           73,281    $          804,923
                                                                ===================    ==================    ==================


                                                                                       AMERICAN FUNDS
                                                                                        INTERNATIONAL
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          184,042    $          239,873    $          280,255
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               86,170                97,590                98,483
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................               97,872               142,283               181,772
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........             (34,706)                61,123              (11,697)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................             (34,706)                61,123              (11,697)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            1,639,005           (2,015,889)               604,879
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            1,604,299           (1,954,766)               593,182
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,702,171    $      (1,812,483)    $          774,954
                                                                ==================    ==================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                      AMERICAN FUNDS
                                                                                         NEW WORLD
                                                                                         DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------    -----------------
INVESTMENT INCOME:
      Dividends.............................................   $           39,192    $           52,860    $          51,780
                                                               ------------------    ------------------    -----------------
EXPENSES:
      Mortality and expense risk charges....................               22,883                20,945               19,982
                                                               ------------------    ------------------    -----------------
          Net investment income (loss)......................               16,309                31,915               31,798
                                                               ------------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                   --
      Realized gains (losses) on sale of investments........                7,465                90,090              (5,797)
                                                               ------------------    ------------------    -----------------
          Net realized gains (losses).......................                7,465                90,090              (5,797)
                                                               ------------------    ------------------    -----------------
      Change in unrealized gains (losses) on investments....              443,040             (570,799)              338,633
                                                               ------------------    ------------------    -----------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              450,505             (480,709)              332,836
                                                               ------------------    ------------------    -----------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          466,814    $        (448,794)    $         364,634
                                                               ==================    ==================    =================


                                                                              AMERICAN FUNDS U.S. GOVERNMENT/
                                                                                   AAA-RATED SECURITIES
                                                                                         DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           74,141    $          116,974    $          109,643
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................               43,829                42,175                41,816
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               30,312                74,799                67,827
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................              161,989               126,424                25,010
      Realized gains (losses) on sale of investments........               50,962                32,489                60,618
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................              212,951               158,913                85,628
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....            (162,660)               137,392               103,576
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               50,291               296,305               189,204
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           80,603    $          371,104    $          257,031
                                                               ==================    ==================    ==================


                                                                                       FIDELITY VIP
                                                                                        CONTRAFUND
                                                                                         DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           42,446    $           26,900    $           25,536
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................               22,708                18,828                15,341
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               19,738                 8,072                10,195
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                   929
      Realized gains (losses) on sale of investments........               19,805               (7,585)              (93,361)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               19,805               (7,585)              (92,432)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              370,516             (109,241)               385,656
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              390,321             (116,826)               293,224
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          410,059    $        (108,754)    $          303,419
                                                               ==================    ==================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                         FIDELITY VIP
                                                                                         EQUITY-INCOME
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           46,156    $            35,285    $           15,176
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               11,073                  9,485                 6,014
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................               35,083                 25,800                 9,162
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               93,480                     --                    --
      Realized gains (losses) on sale of investments.........                1,515                (9,380)              (43,785)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................               94,995                (9,380)              (43,785)
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....               90,170               (38,319)               133,938
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              185,165               (47,699)                90,153
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          220,248    $          (21,899)    $           99,315
                                                                ==================    ===================    ==================


                                                                                         FIDELITY VIP
                                                                                         FREEDOM 2010
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $             3,444    $            7,952    $            2,515
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                 1,819                 1,599                   709
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                 1,625                 6,353                 1,806
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 3,698                 1,838                 1,907
      Realized gains (losses) on sale of investments.........                16,460                   705                 1,661
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                20,158                 2,543                 3,568
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....                 8,644               (3,432)                 7,343
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                28,802                 (889)                10,911
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            30,427    $            5,464    $           12,717
                                                                ===================    ==================    ==================


                                                                                         FIDELITY VIP
                                                                                         FREEDOM 2020
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           18,538    $            11,518    $           10,567
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                5,965                  3,899                 3,083
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................               12,573                  7,619                 7,484
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                9,498                  1,994                 3,412
      Realized gains (losses) on sale of investments.........                1,010                    768               (3,446)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................               10,508                  2,762                  (34)
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....               58,400               (19,051)                51,834
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               68,908               (16,289)                51,800
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           81,481    $           (8,670)    $           59,284
                                                                ==================    ===================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                            FIDELITY VIP
                                                                                            FREEDOM 2030
                                                                                              DIVISION
                                                                  -----------------------------------------------------------------
                                                                          2012                   2011                   2010
                                                                  -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $            30,376    $            21,648    $            14,782
                                                                  -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                 9,485                  6,823                  4,514
                                                                  -------------------    -------------------    -------------------
          Net investment income (loss).........................                20,891                 14,825                 10,268
                                                                  -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                11,927                  3,021                  4,950
      Realized gains (losses) on sale of investments...........                15,095                 12,835                  5,118
                                                                  -------------------    -------------------    -------------------
          Net realized gains (losses)..........................                27,022                 15,856                 10,068
                                                                  -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......               114,738               (66,480)                 75,506
                                                                  -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................               141,760               (50,624)                 85,574
                                                                  -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $           162,651    $          (35,799)    $            95,842
                                                                  ===================    ===================    ===================


                                                                                           FIDELITY VIP
                                                                                           FREEDOM 2040
                                                                                             DIVISION
                                                                  -----------------------------------------------------------------
                                                                         2012                   2011                 2010 (a)
                                                                  -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $             7,196    $             3,234    $               379
                                                                  -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                 2,056                    580                     36
                                                                  -------------------    -------------------    -------------------
          Net investment income (loss).........................                 5,140                  2,654                    343
                                                                  -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                 1,616                    260                  2,358
      Realized gains (losses) on sale of investments...........                 1,672                  (603)                     55
                                                                  -------------------    -------------------    -------------------
          Net realized gains (losses)..........................                 3,288                  (343)                  2,413
                                                                  -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                29,446                (6,226)                (1,327)
                                                                  -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                32,734                (6,569)                  1,086
                                                                  -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $            37,874    $           (3,915)    $             1,429
                                                                  ===================    ===================    ===================


                                                                                           FIDELITY VIP
                                                                                           FREEDOM 2050
                                                                                             DIVISION
                                                                  -----------------------------------------------------------------
                                                                         2012                   2011                 2010 (a)
                                                                  -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $             1,393    $               767    $               174
                                                                  -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                   355                    264                     15
                                                                  -------------------    -------------------    -------------------
          Net investment income (loss).........................                 1,038                    503                    159
                                                                  -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                 6,652                  3,766                    189
      Realized gains (losses) on sale of investments...........               (5,549)                (1,453)                     27
                                                                  -------------------    -------------------    -------------------
          Net realized gains (losses)..........................                 1,103                  2,313                    216
                                                                  -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                 5,463                (7,460)                    356
                                                                  -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                 6,566                (5,147)                    572
                                                                  -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $             7,604    $           (4,644)    $               731
                                                                  ===================    ===================    ===================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                        FIDELITY VIP
                                                                                          INDEX 500
                                                                                          DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           41,425    $            32,989    $           29,190
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               13,793                 12,697                10,232
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................               27,632                 20,292                18,958
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               21,705                 38,892                24,270
      Realized gains (losses) on sale of investments.........               23,955                 23,691               (8,387)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................               45,660                 62,583                15,883
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....              171,489               (51,053)               160,982
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              217,149                 11,530               176,865
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          244,781    $            31,822    $          195,823
                                                                ==================    ===================    ==================


                                                                                         FIDELITY VIP
                                                                                            MID CAP
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            23,413    $            9,319    $           11,369
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                27,407                27,260                21,327
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................               (3,994)              (17,941)               (9,958)
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               297,289                 6,175                 9,319
      Realized gains (losses) on sale of investments.........                36,286                96,300              (12,098)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................               333,575               102,475               (2,779)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               134,888             (511,426)               716,387
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               468,463             (408,951)               713,608
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           464,469    $        (426,892)    $          703,650
                                                                ===================    ==================    ==================


                                                                                           MFS VIT
                                                                                           GROWTH
                                                                                          DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $               --    $               530    $              235
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                2,405                  2,055                 1,498
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................              (2,405)                (1,525)               (1,263)
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........               16,349                  9,352                 5,680
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................               16,349                  9,352                 5,680
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....               31,486               (12,628)                26,061
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               47,835                (3,276)                31,741
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           45,430    $           (4,801)    $           30,478
                                                                ==================    ===================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                          MFS VIT
                                                                                       NEW DISCOVERY
                                                                                         DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................  $               --    $               --    $               --
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               5,248                 7,327                 2,401
                                                               ------------------    ------------------    ------------------
          Net investment income (loss).......................             (5,248)               (7,327)               (2,401)
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              63,431               117,993                    --
      Realized gains (losses) on sale of investments.........            (25,376)                14,448                19,655
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses)........................              38,055               132,441                19,655
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             115,105             (273,961)                82,935
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................             153,160             (141,520)               102,590
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $          147,912    $        (148,847)    $          100,189
                                                               ==================    ==================    ==================


                                                                                          MFS VIT
                                                                                       TOTAL RETURN
                                                                                         DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................  $           15,146    $           12,099    $            6,974
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               4,089                 3,278                 2,173
                                                               ------------------    ------------------    ------------------
          Net investment income (loss).......................              11,057                 8,821                 4,801
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  --                    --                    --
      Realized gains (losses) on sale of investments.........               6,817                 5,155                 (735)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses)........................               6,817                 5,155                 (735)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              34,286              (11,602)                21,570
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              41,103               (6,447)                20,835
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $           52,160    $            2,374    $           25,636
                                                               ==================    ==================    ==================


                                                                                         MIST MFS
                                                                                  EMERGING MARKETS EQUITY
                                                                                         DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................  $            2,901    $            6,414    $            5,765
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               2,268                 3,147                 3,926
                                                               ------------------    ------------------    ------------------
          Net investment income (loss).......................                 633                 3,267                 1,839
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  --                    --                    --
      Realized gains (losses) on sale of investments.........               9,224                79,812                51,540
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses)........................               9,224                79,812                51,540
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              42,233             (161,795)                65,381
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              51,457              (81,983)               116,921
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................  $           52,090    $         (78,716)    $          118,760
                                                               ==================    ==================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                             MSF
                                                                                     RUSSELL 2000 INDEX
                                                                                          DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INVESTMENT INCOME:
      Dividends..............................................   $            2,393    $             2,041   $             1,561
                                                                ------------------    -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges.....................                1,612                  1,422                   869
                                                                ------------------    -------------------   -------------------
          Net investment income (loss).......................                  781                    619                   692
                                                                ------------------    -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........                4,975                  5,080               (6,973)
                                                                ------------------    -------------------   -------------------
          Net realized gains (losses)........................                4,975                  5,080               (6,973)
                                                                ------------------    -------------------   -------------------
      Change in unrealized gains (losses) on investments.....               24,995               (17,341)                22,140
                                                                ------------------    -------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               29,970               (12,261)                15,167
                                                                ------------------    -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           30,751    $          (11,642)   $            15,859
                                                                ==================    ===================   ===================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                        AMERICAN FUNDS
                                                                                       ASSET ALLOCATION
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $           113,572    $          104,678    $          104,300
   Net realized gains (losses)................................              146,846                62,298             (168,432)
   Change in unrealized gains (losses) on investments.........              966,679             (133,807)               828,024
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................            1,227,097                33,169               763,892
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............              605,491               792,318               588,149
   Net transfers (including fixed account)....................             (67,984)               253,551             (287,642)
   Policy charges.............................................            (570,978)             (558,562)             (553,670)
   Transfers for policy benefits and terminations.............            (559,701)             (305,181)             (285,494)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................            (593,172)               182,126             (538,657)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets....................              633,925               215,295               225,235
NET ASSETS:
   Beginning of year..........................................            7,979,585             7,764,290             7,539,055
                                                                -------------------    ------------------    ------------------
   End of year................................................  $         8,613,510    $        7,979,585    $        7,764,290
                                                                ===================    ==================    ==================

                                                                                        AMERICAN FUNDS
                                                                                             BOND
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $           65,690    $            79,053    $           80,963
   Net realized gains (losses)................................              37,857                 15,915                 6,844
   Change in unrealized gains (losses) on investments.........              47,918                 74,971               108,798
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................             151,465                169,939               196,605
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............             351,476                264,912               248,613
   Net transfers (including fixed account)....................             423,918              (155,329)               137,926
   Policy charges.............................................           (154,336)              (141,265)             (137,513)
   Transfers for policy benefits and terminations.............           (624,184)              (212,279)             (312,964)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................             (3,126)              (243,961)              (63,938)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets....................             148,339               (74,022)               132,667
NET ASSETS:
   Beginning of year..........................................           3,225,635              3,299,657             3,166,990
                                                                ------------------    -------------------    ------------------
   End of year................................................  $        3,373,974    $         3,225,635    $        3,299,657
                                                                ==================    ===================    ==================

                                                                                        AMERICAN FUNDS
                                                                                        CASH MANAGEMENT
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $         (36,225)    $          (39,299)    $         (37,779)
   Net realized gains (losses)................................            (13,557)               (13,536)              (21,276)
   Change in unrealized gains (losses) on investments.........               5,449                    273                16,822
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................            (44,333)               (52,562)              (42,233)
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............           1,326,524              1,194,538             1,024,334
   Net transfers (including fixed account)....................           (276,786)                872,765               625,696
   Policy charges.............................................           (856,952)              (788,191)             (669,948)
   Transfers for policy benefits and terminations.............         (1,382,352)               (11,587)             (613,900)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................         (1,189,566)              1,267,525               366,182
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets....................         (1,233,899)              1,214,963               323,949
NET ASSETS:
   Beginning of year..........................................           5,479,294              4,264,331             3,940,382
                                                                ------------------    -------------------    ------------------
   End of year................................................  $        4,245,395    $         5,479,294    $        4,264,331
                                                                ==================    ===================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                       AMERICAN FUNDS
                                                                                        GLOBAL GROWTH
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           14,263    $           26,533    $           30,678
   Net realized gains (losses)...............................               46,972                58,289              (22,330)
   Change in unrealized gains (losses) on investments........              626,494             (391,073)               318,153
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              687,729             (306,251)               326,501
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              387,860               386,748               384,818
   Net transfers (including fixed account)...................              124,633              (90,535)             (198,026)
   Policy charges............................................            (211,535)             (200,146)             (197,108)
   Transfers for policy benefits and terminations............            (215,219)             (217,895)             (163,872)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................               85,739             (121,828)             (174,188)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              773,468             (428,079)               152,313
NET ASSETS:
   Beginning of year.........................................            3,071,590             3,499,669             3,347,356
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        3,845,058    $        3,071,590    $        3,499,669
                                                                ==================    ==================    ==================

                                                                                       AMERICAN FUNDS
                                                                                 GLOBAL SMALL CAPITALIZATION
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           29,494    $           27,217    $           49,827
   Net realized gains (losses)...............................             (15,271)               126,432             (113,573)
   Change in unrealized gains (losses) on investments........              571,372             (919,380)               912,418
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              585,595             (765,731)               848,672
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              550,439               474,643               501,650
   Net transfers (including fixed account)...................               80,239           (1,031,856)              (20,590)
   Policy charges............................................            (186,959)             (195,148)             (213,723)
   Transfers for policy benefits and terminations............            (239,311)             (422,439)             (572,686)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              204,408           (1,174,800)             (305,349)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              790,003           (1,940,531)               543,323
NET ASSETS:
   Beginning of year.........................................            3,199,561             5,140,092             4,596,769
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        3,989,564    $        3,199,561    $        5,140,092
                                                                ==================    ==================    ==================

                                                                                       AMERICAN FUNDS
                                                                                           GROWTH
                                                                                          DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          111,300    $           33,076    $            65,080
   Net realized gains (losses)...............................              721,640               355,215              (173,614)
   Change in unrealized gains (losses) on investments........            5,759,770           (2,363,391)              6,819,485
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            6,592,710           (1,975,100)              6,710,951
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            2,907,875             2,939,829              2,950,316
   Net transfers (including fixed account)...................          (1,100,276)             (654,278)              (923,223)
   Policy charges............................................          (2,236,435)           (2,239,738)            (2,153,034)
   Transfers for policy benefits and terminations............          (2,698,829)           (2,122,035)            (2,411,750)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (3,127,665)           (2,076,222)            (2,537,691)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................            3,465,045           (4,051,322)              4,173,260
NET ASSETS:
   Beginning of year.........................................           39,126,555            43,177,877             39,004,617
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $       42,591,600    $       39,126,555    $        43,177,877
                                                                ==================    ==================    ===================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                       AMERICAN FUNDS
                                                                                        GROWTH-INCOME
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          287,424    $          261,285    $          226,284
   Net realized gains (losses)...............................              254,929                56,966             (159,472)
   Change in unrealized gains (losses) on investments........            3,523,263             (926,036)             2,477,584
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            4,065,616             (607,785)             2,544,396
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            2,117,791             2,140,949             2,099,852
   Net transfers (including fixed account)...................            (158,635)             (307,938)             (244,914)
   Policy charges............................................          (1,604,825)           (1,534,048)           (1,490,946)
   Transfers for policy benefits and terminations............          (1,706,184)           (1,102,835)           (1,482,179)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (1,351,853)             (803,872)           (1,118,187)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            2,713,763           (1,411,657)             1,426,209
NET ASSETS:
   Beginning of year.........................................           24,622,743            26,034,400            24,608,191
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       27,336,506    $       24,622,743    $       26,034,400
                                                                ==================    ==================    ==================

                                                                                       AMERICAN FUNDS
                                                                                      HIGH-INCOME BOND
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          401,122    $          422,210    $          426,961
   Net realized gains (losses)...............................                5,279                 6,423              (19,059)
   Change in unrealized gains (losses) on investments........              338,369             (355,352)               397,021
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              744,770                73,281               804,923
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              575,265               566,247               538,666
   Net transfers (including fixed account)...................             (16,788)             (382,422)              (49,205)
   Policy charges............................................            (406,999)             (391,311)             (377,250)
   Transfers for policy benefits and terminations............            (318,494)             (482,717)             (189,649)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (167,016)             (690,203)              (77,438)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              577,754             (616,922)               727,485
NET ASSETS:
   Beginning of year.........................................            5,808,901             6,425,823             5,698,338
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        6,386,655    $        5,808,901    $        6,425,823
                                                                ==================    ==================    ==================

                                                                                       AMERICAN FUNDS
                                                                                        INTERNATIONAL
                                                                                          DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           97,872    $          142,283    $          181,772
   Net realized gains (losses)...............................             (34,706)                61,123              (11,697)
   Change in unrealized gains (losses) on investments........            1,639,005           (2,015,889)               604,879
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,702,171           (1,812,483)               774,954
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              884,052               911,902               957,845
   Net transfers (including fixed account)...................            (393,964)             (164,783)             (600,993)
   Policy charges............................................            (566,778)             (590,202)             (611,411)
   Transfers for policy benefits and terminations............            (996,510)           (1,000,691)             (564,769)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (1,073,200)             (843,774)             (819,328)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              628,971           (2,656,257)              (44,374)
NET ASSETS:
   Beginning of year.........................................           10,464,255            13,120,512            13,164,886
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       11,093,226    $       10,464,255    $       13,120,512
                                                                ==================    ==================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                        AMERICAN FUNDS
                                                                                           NEW WORLD
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $            16,309    $           31,915    $           31,798
   Net realized gains (losses)................................                7,465                90,090               (5,797)
   Change in unrealized gains (losses) on investments.........              443,040             (570,799)               338,633
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................              466,814             (448,794)               364,634
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............              584,412               584,715               476,682
   Net transfers (including fixed account)....................               65,758             (613,576)               243,475
   Policy charges.............................................            (159,203)             (156,011)             (141,864)
   Transfers for policy benefits and terminations.............            (177,560)             (190,907)             (206,523)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................              313,407             (375,779)               371,770
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets....................              780,221             (824,573)               736,404
NET ASSETS:
   Beginning of year..........................................            2,491,654             3,316,227             2,579,823
                                                                -------------------    ------------------    ------------------
   End of year................................................  $         3,271,875    $        2,491,654    $        3,316,227
                                                                ===================    ==================    ==================

                                                                                        AMERICAN FUNDS
                                                                             U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $           30,312    $            74,799    $           67,827
   Net realized gains (losses)................................             212,951                158,913                85,628
   Change in unrealized gains (losses) on investments.........           (162,660)                137,392               103,576
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................              80,603                371,104               257,031
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............             677,495                658,674               639,190
   Net transfers (including fixed account)....................           (139,162)                 38,004               186,363
   Policy charges.............................................           (391,128)              (389,811)             (382,040)
   Transfers for policy benefits and terminations.............           (277,615)              (228,453)             (204,966)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................           (130,410)                 78,414               238,547
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets....................            (49,807)                449,518               495,578
NET ASSETS:
   Beginning of year..........................................           5,996,043              5,546,525             5,050,947
                                                                ------------------    -------------------    ------------------
   End of year................................................  $        5,946,236    $         5,996,043    $        5,546,525
                                                                ==================    ===================    ==================

                                                                                         FIDELITY VIP
                                                                                          CONTRAFUND
                                                                                           DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $           19,738    $             8,072    $           10,195
   Net realized gains (losses)................................              19,805                (7,585)              (92,432)
   Change in unrealized gains (losses) on investments.........             370,516              (109,241)               385,656
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations........................................             410,059              (108,754)               303,419
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............             429,618                430,753               407,623
   Net transfers (including fixed account)....................             154,489                172,381             (108,876)
   Policy charges.............................................           (140,668)              (125,494)             (113,436)
   Transfers for policy benefits and terminations.............           (183,645)              (116,024)             (121,955)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions...............................             259,794                361,616                63,356
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets....................             669,853                252,862               366,775
NET ASSETS:
   Beginning of year..........................................           2,534,228              2,281,366             1,914,591
                                                                ------------------    -------------------    ------------------
   End of year................................................  $        3,204,081    $         2,534,228    $        2,281,366
                                                                ==================    ===================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                     FIDELITY VIP
                                                                                     EQUITY-INCOME
                                                                                       DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $           35,083   $           25,800    $            9,162
   Net realized gains (losses).............................               94,995              (9,380)              (43,785)
   Change in unrealized gains (losses) on investments......               90,170             (38,319)               133,938
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              220,248             (21,899)                99,315
                                                              ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............              193,811              183,617               194,484
   Net transfers (including fixed account).................            (102,972)              404,078              (31,268)
   Policy charges..........................................             (71,187)             (66,602)              (55,777)
   Transfers for policy benefits and terminations..........             (81,848)             (47,462)              (34,568)
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................             (62,196)              473,631                72,871
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets.................              158,052              451,732               172,186
NET ASSETS:
   Beginning of year.......................................            1,362,623              910,891               738,705
                                                              ------------------   ------------------    ------------------
   End of year.............................................   $        1,520,675   $        1,362,623    $          910,891
                                                              ==================   ==================    ==================

                                                                                     FIDELITY VIP
                                                                                     FREEDOM 2010
                                                                                       DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            1,625    $           6,353    $            1,806
   Net realized gains (losses).............................               20,158                2,543                 3,568
   Change in unrealized gains (losses) on investments......                8,644              (3,432)                 7,343
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               30,427                5,464                12,717
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               54,924               53,918                90,831
   Net transfers (including fixed account).................            (218,028)              211,618               (7,211)
   Policy charges..........................................             (14,186)             (15,932)              (14,897)
   Transfers for policy benefits and terminations..........             (40,902)              (3,652)              (24,014)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................            (218,192)              245,952                44,709
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................            (187,765)              251,416                57,426
NET ASSETS:
   Beginning of year.......................................              373,902              122,486                65,060
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          186,137    $         373,902    $          122,486
                                                              ==================    =================    ==================

                                                                                     FIDELITY VIP
                                                                                     FREEDOM 2020
                                                                                       DIVISION
                                                              ------------------------------------------------------------
                                                                    2012                  2011                 2010
                                                              -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          12,573    $            7,619    $           7,484
   Net realized gains (losses).............................              10,508                 2,762                 (34)
   Change in unrealized gains (losses) on investments......              58,400              (19,051)               51,834
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              81,481               (8,670)               59,284
                                                              -----------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............             103,617                91,500              165,330
   Net transfers (including fixed account).................             292,742              (12,827)                2,589
   Policy charges..........................................            (42,000)              (32,652)             (28,518)
   Transfers for policy benefits and terminations..........            (25,111)              (27,374)             (13,566)
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................             329,248                18,647              125,835
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets.................             410,729                 9,977              185,119
NET ASSETS:
   Beginning of year.......................................             522,252               512,275              327,156
                                                              -----------------    ------------------    -----------------
   End of year.............................................   $         932,981    $          522,252    $         512,275
                                                              =================    ==================    =================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                      FIDELITY VIP
                                                                                      FREEDOM 2030
                                                                                        DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               -----------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          20,891    $           14,825    $           10,268
   Net realized gains (losses)..............................              27,022                15,856                10,068
   Change in unrealized gains (losses) on investments.......             114,738              (66,480)                75,506
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................             162,651              (35,799)                95,842
                                                               -----------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............             446,923               402,171               328,478
   Net transfers (including fixed account)..................              31,293              (10,778)                 4,074
   Policy charges...........................................            (95,761)              (88,703)              (72,631)
   Transfers for policy benefits and terminations...........            (71,101)              (57,974)              (32,544)
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             311,354               244,716               227,377
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets..................             474,005               208,917               323,219
NET ASSETS:
   Beginning of year........................................           1,000,765               791,848               468,629
                                                               -----------------    ------------------    ------------------
   End of year..............................................   $       1,474,770    $        1,000,765    $          791,848
                                                               =================    ==================    ==================

                                                                                       FIDELITY VIP
                                                                                       FREEDOM 2040
                                                                                         DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                2010 (a)
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $            5,140    $            2,654    $              343
   Net realized gains (losses)..............................                3,288                 (343)                 2,413
   Change in unrealized gains (losses) on investments.......               29,446               (6,226)               (1,327)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................               37,874               (3,915)                 1,429
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              170,730                92,632                20,700
   Net transfers (including fixed account)..................               36,602                58,073                 1,808
   Policy charges...........................................             (18,318)               (9,909)               (2,064)
   Transfers for policy benefits and terminations...........                (249)                    --                  (14)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              188,765               140,796                20,430
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              226,639               136,881                21,859
NET ASSETS:
   Beginning of year........................................              158,740                21,859                    --
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $          385,379    $          158,740    $           21,859
                                                               ==================    ==================    ==================

                                                                                      FIDELITY VIP
                                                                                      FREEDOM 2050
                                                                                        DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                2010 (a)
                                                               -----------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $           1,038    $              503    $              159
   Net realized gains (losses)..............................               1,103                 2,313                   216
   Change in unrealized gains (losses) on investments.......               5,463               (7,460)                   356
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................               7,604               (4,644)                   731
                                                               -----------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              63,717                36,846                10,626
   Net transfers (including fixed account)..................                 904                 2,523                     1
   Policy charges...........................................             (6,795)               (3,929)               (1,079)
   Transfers for policy benefits and terminations...........            (37,528)                    --                    --
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              20,298                35,440                 9,548
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              27,902                30,796                10,279
NET ASSETS:
   Beginning of year........................................              41,075                10,279                    --
                                                               -----------------    ------------------    ------------------
   End of year..............................................   $          68,977    $           41,075    $           10,279
                                                               =================    ==================    ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                      FIDELITY VIP
                                                                                        INDEX 500
                                                                                        DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $           27,632    $           20,292   $           18,958
   Net realized gains (losses).............................               45,660                62,583               15,883
   Change in unrealized gains (losses) on investments......              171,489              (51,053)              160,982
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              244,781                31,822              195,823
                                                              ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............              431,287               361,390              389,445
   Net transfers (including fixed account).................               35,521              (21,075)             (40,065)
   Policy charges..........................................            (106,486)              (99,153)             (98,031)
   Transfers for policy benefits and terminations..........            (169,254)             (344,561)             (43,720)
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              191,068             (103,399)              207,629
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets.................              435,849              (71,577)              403,452
NET ASSETS:
   Beginning of year.......................................            1,574,578             1,646,155            1,242,703
                                                              ------------------    ------------------   ------------------
   End of year.............................................   $        2,010,427    $        1,574,578   $        1,646,155
                                                              ==================    ==================   ==================

                                                                                     FIDELITY VIP
                                                                                        MID CAP
                                                                                       DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              -----------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $         (3,994)    $         (17,941)    $          (9,958)
   Net realized gains (losses).............................             333,575               102,475               (2,779)
   Change in unrealized gains (losses) on investments......             134,888             (511,426)               716,387
                                                              -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................             464,469             (426,892)               703,650
                                                              -----------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............             558,695               518,368               516,409
   Net transfers (including fixed account).................            (27,192)               123,966               125,419
   Policy charges..........................................           (183,750)             (177,348)             (159,715)
   Transfers for policy benefits and terminations..........           (286,631)             (262,569)             (213,352)
                                                              -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              61,122               202,417               268,761
                                                              -----------------    ------------------    ------------------
     Net increase (decrease) in net assets.................             525,591             (224,475)               972,411
NET ASSETS:
   Beginning of year.......................................           3,266,316             3,490,791             2,518,380
                                                              -----------------    ------------------    ------------------
   End of year.............................................   $       3,791,907    $        3,266,316    $        3,490,791
                                                              =================    ==================    ==================

                                                                                         MFS VIT
                                                                                         GROWTH
                                                                                        DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          (2,405)    $          (1,525)    $         (1,263)
   Net realized gains (losses).............................               16,349                 9,352                5,680
   Change in unrealized gains (losses) on investments......               31,486              (12,628)               26,061
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               45,430               (4,801)               30,478
                                                              ------------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               83,216                63,846               74,216
   Net transfers (including fixed account).................               49,812                29,866              (3,127)
   Policy charges..........................................             (35,527)              (30,171)             (25,609)
   Transfers for policy benefits and terminations..........             (39,998)              (28,198)             (28,602)
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               57,503                35,343               16,878
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets.................              102,933                30,542               47,356
NET ASSETS:
   Beginning of year.......................................              271,884               241,342              193,986
                                                              ------------------    ------------------    -----------------
   End of year.............................................   $          374,817    $          271,884    $         241,342
                                                              ==================    ==================    =================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                        MFS VIT
                                                                                     NEW DISCOVERY
                                                                                       DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          (5,248)   $          (7,327)    $          (2,401)
   Net realized gains (losses).............................               38,055              132,441                19,655
   Change in unrealized gains (losses) on investments......              115,105            (273,961)                82,935
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              147,912            (148,847)               100,189
                                                              ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               48,871               48,212                31,398
   Net transfers (including fixed account).................            (274,583)              379,052               334,326
   Policy charges..........................................             (22,872)             (25,838)              (14,967)
   Transfers for policy benefits and terminations..........             (35,584)             (43,111)              (16,320)
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................            (284,168)              358,315               334,437
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets.................            (136,256)              209,468               434,626
NET ASSETS:
   Beginning of year.......................................              793,307              583,839               149,213
                                                              ------------------   ------------------    ------------------
   End of year.............................................   $          657,051   $          793,307    $          583,839
                                                              ==================   ==================    ==================

                                                                                        MFS VIT
                                                                                     TOTAL RETURN
                                                                                       DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $           11,057    $           8,821    $            4,801
   Net realized gains (losses).............................                6,817                5,155                 (735)
   Change in unrealized gains (losses) on investments......               34,286             (11,602)                21,570
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               52,160                2,374                25,636
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............              113,709               78,230                67,503
   Net transfers (including fixed account).................               57,090              121,611                69,028
   Policy charges..........................................             (42,932)             (39,370)              (33,745)
   Transfers for policy benefits and terminations..........             (94,009)             (26,609)               (2,401)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               33,858              133,862               100,385
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................               86,018              136,236               126,021
NET ASSETS:
   Beginning of year.......................................              483,475              347,239               221,218
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          569,493    $         483,475    $          347,239
                                                              ==================    =================    ==================

                                                                                       MIST MFS
                                                                                EMERGING MARKETS EQUITY
                                                                                       DIVISION
                                                              ------------------------------------------------------------
                                                                    2012                  2011                 2010
                                                              -----------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $             633    $            3,267   $            1,839
   Net realized gains (losses).............................               9,224                79,812               51,540
   Change in unrealized gains (losses) on investments......              42,233             (161,795)               65,381
                                                              -----------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              52,090              (78,716)              118,760
                                                              -----------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............             100,091                97,507               83,286
   Net transfers (including fixed account).................            (30,923)             (377,854)               39,214
   Policy charges..........................................            (32,285)              (35,995)             (29,764)
   Transfers for policy benefits and terminations..........            (92,927)              (21,768)             (42,372)
                                                              -----------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................            (56,044)             (338,110)               50,364
                                                              -----------------    ------------------   ------------------
     Net increase (decrease) in net assets.................             (3,954)             (416,826)              169,124
NET ASSETS:
   Beginning of year.......................................             303,166               719,992              550,868
                                                              -----------------    ------------------   ------------------
   End of year.............................................   $         299,212    $          303,166   $          719,992
                                                              =================    ==================   ==================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                    MSF RUSSELL 2000
                                                                                          INDEX
                                                                                        DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $              781    $              619    $             692
   Net realized gains (losses).............................                4,975                 5,080              (6,973)
   Change in unrealized gains (losses) on investments......               24,995              (17,341)               22,140
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               30,751              (11,642)               15,859
                                                              ------------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               61,923                49,861               39,121
   Net transfers (including fixed account).................               27,509              (36,387)              101,515
   Policy charges..........................................             (15,844)              (13,356)              (8,699)
   Transfers for policy benefits and terminations..........             (14,324)              (14,842)              (5,018)
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               59,264              (14,724)              126,919
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets.................               90,015              (26,366)              142,778
NET ASSETS:
   Beginning of year.......................................              172,169               198,535               55,757
                                                              ------------------    ------------------    -----------------
   End of year.............................................   $          262,184    $          172,169    $         198,535
                                                              ==================    ==================    =================

(a) For the period May 3, 2010 to December 31, 2010.


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


Paragon Separate Account A (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on October 30, 1987 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")         Metropolitan Series Fund ("MSF")*
Fidelity Variable Insurance Products ("Fidelity VIP")      MFS Variable Insurance Trust ("MFS VIT")
Met Investors Series Trust ("MIST")*

* See Note 4 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF DIVISIONS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions had net assets as of December 31, 2012:

American Funds Asset Allocation Division                   Fidelity VIP Equity-Income Division
American Funds Bond Division                               Fidelity VIP Freedom 2010 Division
American Funds Cash Management Division                    Fidelity VIP Freedom 2020 Division
American Funds Global Growth Division                      Fidelity VIP Freedom 2030 Division
American Funds Global Small Capitalization Division        Fidelity VIP Freedom 2040 Division
American Funds Growth Division                             Fidelity VIP Freedom 2050 Division
American Funds Growth-Income Division                      Fidelity VIP Index 500 Division
American Funds High-Income Bond Division                   Fidelity VIP Mid Cap Division
American Funds International Division                      MFS VIT Growth Division
American Funds New World Division                          MFS VIT New Discovery Division
American Funds U.S. Government/AAA-Rated                   MFS VIT Total Return Division
   Securities Division                                     MIST MFS Emerging Markets Equity Division
Fidelity VIP Contrafund Division                           MSF Russell 2000 Index Division

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Division's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.

Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.


4. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

   The table below represents the range of effective annual rates for the charge for the year ended December 31, 2012:

     ---------------------------------------------------------------------------------------------------------------
     Mortality and Expense Risk                                                                       0.75% - 0.90%
     ---------------------------------------------------------------------------------------------------------------

   The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year. The administrative charge ranges from $2.00 to $6.00 and is assessed per month per policy. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period which ranges from 28% to 30% of premiums paid in the first policy year (or premiums associated with an increase in face amount) not to exceed guideline annual premiums for the initial face amount. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2012, 2011 and 2010.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. STATEMENTS OF INVESTMENTS


                                               AS OF
                                           DECEMBER 31,
                                      -----------------------

                                        SHARES      COST ($)
                                      ----------  -----------
                                         2012         2012
                                      ----------  -----------
     American Funds Asset
       Allocation Division..........     467,364    7,635,734
     American Funds Bond
       Division.....................     298,846    3,249,600
     American Funds Cash
       Management Division..........     374,373    4,266,228
     American Funds Global
       Growth Division..............     163,064    3,293,698
     American Funds Global Small
       Capitalization Division......     197,895    3,876,043
     American Funds Growth
       Division.....................     699,370   35,478,839
     American Funds Growth-Income
       Division.....................     710,407   23,961,824
     American Funds High-Income
       Bond Division................     572,281    6,395,562
     American Funds International
       Division.....................     627,445   10,460,998
     American Funds New World
       Division.....................     142,690    2,991,258
     American Funds U.S.
       Government/AAA-Rated
       Securities Division..........     466,374    5,770,279
     Fidelity VIP Contrafund
       Division.....................     121,183    2,953,620
     Fidelity VIP Equity-Income
       Division.....................      76,264    1,525,058
     Fidelity VIP Freedom 2010
       Division.....................      16,695      173,856
     Fidelity VIP Freedom 2020
       Division.....................      83,229      897,261
     Fidelity VIP Freedom 2030
       Division.....................     135,551    1,337,404
     Fidelity VIP Freedom 2040
       Division.....................      25,640      363,477
     Fidelity VIP Freedom 2050
       Division.....................       5,140       70,617
     Fidelity VIP Index 500
       Division.....................      13,873    1,817,975
     Fidelity VIP Mid Cap Division..     124,121    3,693,311
     MFS VIT Growth Division........      13,001      313,938
     MFS VIT New Discovery
       Division.....................      41,799      713,952
     MFS VIT Total Return
       Division.....................      28,403      534,606
     MIST MFS Emerging Markets
       Equity Division..............      27,102      274,713
     MSF Russell 2000 Index
       Division.....................      18,007      234,621


                                                        FOR THE YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------------------
                                                    COST OF                              PROCEEDS
                                                 PURCHASES ($)                        FROM SALES ($)
                                      --------------------------------------- -------------------------------------
                                         2012         2011         2010        2012         2011        2010
                                       ----------   ---------    ------------ --------   ----------   -------------
     American Funds Asset
       Allocation Division..........    1,210,828   2,455,415    3,245,836   1,690,427    2,168,610    2,917,432
     American Funds Bond
       Division.....................      934,968     603,203    1,331,556     872,409      768,110      982,032
     American Funds Cash
       Management Division..........    1,696,418   3,941,605    1,734,259   2,922,209    2,713,378    2,626,133
     American Funds Global
       Growth Division..............      651,431     653,005    2,757,350     551,410      748,300    5,229,970
     American Funds Global Small
       Capitalization Division......      761,904     857,282    1,794,696     528,006    2,004,865    1,463,311
     American Funds Growth
       Division.....................    2,542,513   2,054,848    1,355,682   5,558,788    4,098,072    1,790,044
     American Funds Growth-Income
       Division.....................    2,001,476   1,689,816      899,687   3,065,963    2,232,400    1,537,246
     American Funds High-Income
       Bond Division................    1,103,320   1,243,026      549,983     869,221    1,511,018      693,493
     American Funds International
       Division.....................      955,179     869,797    1,156,237   1,930,508    1,571,288    1,139,211
     American Funds New World
       Division.....................      753,473     969,438    1,333,369     423,759    1,313,300    1,588,890
     American Funds U.S.
       Government/AAA-Rated
       Securities Division..........    1,048,193   1,089,970    1,645,696     986,279      810,331    1,242,129
     Fidelity VIP Contrafund
       Division.....................      599,577     900,750      295,050     320,046      531,062      213,014
     Fidelity VIP Equity-Income
       Division.....................      353,541     631,325      398,292     287,144      131,896      147,438
     Fidelity VIP Freedom 2010
       Division.....................       57,936     287,752      696,306     270,802       33,605      621,826
     Fidelity VIP Freedom 2020
       Division.....................      409,676      86,855      735,275      58,357       58,595      467,153
     Fidelity VIP Freedom 2030
       Division.....................      515,585     458,971      105,119     171,415      196,400       56,695
     Fidelity VIP Freedom 2040
       Division.....................      224,341     155,642      186,725(a)   28,830       11,934       49,990(a)
     Fidelity VIP Freedom 2050
       Division.....................       71,376      61,666      339,969(a)   43,390       21,955       97,358(a)
     Fidelity VIP Index 500
       Division.....................      508,756     510,006       24,325     268,356      554,219        1,192
     Fidelity VIP Mid Cap Division..      844,450   1,101,035       10,485     490,053      910,384          589
     MFS VIT Growth Division........      148,550     101,658       73,168      93,461       67,843       57,549
     MFS VIT New Discovery
       Division.....................      101,777   1,010,545      128,645     327,739      541,562       23,459
     MFS VIT Total Return
       Division.....................      188,938     292,785      565,911     144,029      150,103      233,871
     MIST MFS Emerging Markets
       Equity Division..............      169,543     243,783      231,138     224,960      578,626      103,529
     MSF Russell 2000 Index
       Division.....................      119,028     199,600      384,186      58,992      213,703      331,982

(a) For the period May 3, 2010 to December 31, 2010

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                              AMERICAN FUNDS                             AMERICAN FUNDS
                                             ASSET ALLOCATION                                 BOND
                                                 DIVISION                                   DIVISION
                                  ----------------------------------------- ------------------------------------------
                                     2012           2011           2010         2012           2011           2010
                                  ------------  ------------   ------------ ------------   ------------   ------------

Units beginning of year..........      177,578       174,060        189,105      166,441        179,766        182,796
Units issued and transferred
   from other funding options....       29,515        64,191         39,427       51,235         47,833         67,520
Units redeemed and transferred
   to other funding options......     (41,145)      (60,673)       (54,472)     (51,530)       (61,158)       (70,550)
                                  ------------  ------------   ------------ ------------   ------------   ------------
Units end of year................      165,948       177,578        174,060      166,146        166,441        179,766
                                  ============  ============   ============ ============   ============   ============


                                               AMERICAN FUNDS                             AMERICAN FUNDS
                                               CASH MANAGEMENT                             GLOBAL GROWTH
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  -------------  ------------   ------------ ------------   ------------   ------------

Units beginning of year..........       281,029       216,331        198,145      108,943        112,428        119,542
Units issued and transferred
   from other funding options....       141,018       276,824        200,812       26,483         34,481         24,074
Units redeemed and transferred
   to other funding options......     (202,563)     (212,126)      (182,626)     (23,618)       (37,966)       (31,188)
                                  -------------  ------------   ------------ ------------   ------------   ------------
Units end of year................       219,484       281,029        216,331      111,808        108,943        112,428
                                  =============  ============   ============ ============   ============   ============

                                               AMERICAN FUNDS                             AMERICAN FUNDS
                                         GLOBAL SMALL CAPITALIZATION                          GROWTH
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------  -------------  ------------- -------------  ------------   ------------

Units beginning of year..........      114,639        148,256        161,457       227,812       239,311        255,313
Units issued and transferred
   from other funding options....       29,882         46,115         49,300        21,874        29,535         27,538
Units redeemed and transferred
   to other funding options......     (22,877)       (79,732)       (62,501)      (38,264)      (41,034)       (43,540)
                                  ------------  -------------  ------------- -------------  ------------   ------------
Units end of year................      121,644        114,639        148,256       211,422       227,812        239,311
                                  ============  =============  ============= =============  ============   ============


                                               AMERICAN FUNDS                             AMERICAN FUNDS
                                                GROWTH-INCOME                            HIGH-INCOME BOND
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012          2011           2010
                                  ------------   ------------   ------------ ------------  -------------  -------------

Units beginning of year..........      223,477        230,719        241,730       96,652        108,398        110,081
Units issued and transferred
   from other funding options....       23,532         32,281         24,945       15,875         26,367         21,618
Units redeemed and transferred
   to other funding options......     (34,748)       (39,523)       (35,956)     (18,548)       (38,113)       (23,301)
                                  ------------   ------------   ------------ ------------  -------------  -------------
Units end of year................      212,261        223,477        230,719       93,979         96,652        108,398
                                  ============   ============   ============ ============  =============  =============

                                               AMERICAN FUNDS                             AMERICAN FUNDS
                                                INTERNATIONAL                                NEW WORLD
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------   ------------ ------------   ------------   ------------

Units beginning of year..........      251,311        269,591        288,499       96,761        110,319        100,773
Units issued and transferred
   from other funding options....       29,284         35,590         27,546       33,556         45,591         65,285
Units redeemed and transferred
   to other funding options......     (53,429)       (53,870)       (46,454)     (21,897)       (59,149)       (55,739)
                                  ------------   ------------   ------------ ------------   ------------   ------------
Units end of year................      227,166        251,311        269,591      108,420         96,761        110,319
                                  ============   ============   ============ ============   ============   ============


                                               AMERICAN FUNDS                              FIDELITY VIP
                                    U.S. GOVERNMENT/AAA-RATED SECURITIES                    CONTRAFUND
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------  ------------- ------------  -------------  -------------

Units beginning of year..........      167,171        165,501        158,471       56,121         48,877         47,722
Units issued and transferred
   from other funding options....       30,697         44,097         61,911       14,122         29,166         18,629
Units redeemed and transferred
   to other funding options......     (34,336)       (42,427)       (54,881)      (8,833)       (21,922)       (17,474)
                                  ------------   ------------  ------------- ------------  -------------  -------------
Units end of year................      163,532        167,171        165,501       61,410         56,121         48,877
                                  ============   ============  ============= ============  =============  =============

                                                FIDELITY VIP                               FIDELITY VIP
                                                EQUITY-INCOME                              FREEDOM 2010
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------   ------------ ------------  -------------  -------------

Units beginning of year..........       28,850         19,328         17,914       35,482         11,515          6,857
Units issued and transferred
   from other funding options....        5,640         17,531          7,888        5,318         34,999         11,252
Units redeemed and transferred
   to other funding options......      (6,837)        (8,009)        (6,474)     (24,879)       (11,032)        (6,594)
                                  ------------   ------------   ------------ ------------  -------------  -------------
Units end of year................       27,653         28,850         19,328       15,921         35,482         11,515
                                  ============   ============   ============ ============  =============  =============


                                                FIDELITY VIP                               FIDELITY VIP
                                                FREEDOM 2020                               FREEDOM 2030
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------   ------------ ------------   ------------   ------------

Units beginning of year..........       52,701         50,779         36,850      107,445         82,190         56,042
Units issued and transferred
   from other funding options....       38,298         25,716         21,209       53,880         88,497         44,200
Units redeemed and transferred
   to other funding options......      (7,336)       (23,794)        (7,280)     (23,300)       (63,242)       (18,052)
                                  ------------   ------------   ------------ ------------   ------------   ------------
Units end of year................       83,663         52,701         50,779      138,025        107,445         82,190
                                  ============   ============   ============ ============   ============   ============

(a) For the period May 3, 2010 to December 31, 2010.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                                FIDELITY VIP                               FIDELITY VIP
                                                FREEDOM 2040                               FREEDOM 2050
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ -------------------------------------------
                                      2012           2011         2010 (a)       2012           2011         2010 (a)
                                  ------------   ------------   ------------ ------------   ------------   -------------

Units beginning of year..........       15,321          2,010             --        3,991            942              --
Units issued and transferred
   from other funding options....       21,714         16,175          2,339        6,525          6,549           1,052
Units redeemed and transferred
   to other funding options......      (4,992)        (2,864)          (329)      (4,780)        (3,500)           (110)
                                  ------------   ------------   ------------ ------------   ------------   -------------
Units end of year................       32,043         15,321          2,010        5,736          3,991             942
                                  ============   ============   ============ ============   ============   =============


                                                FIDELITY VIP                               FIDELITY VIP
                                                  INDEX 500                                   MID CAP
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------   ------------ ------------   ------------   ------------

Units beginning of year..........        8,720          9,233          7,957       76,755         72,776         67,137
Units issued and transferred
   from other funding options....        2,901          5,010          2,852       16,472         38,068         22,630
Units redeemed and transferred
   to other funding options......      (1,943)        (5,523)        (1,576)     (15,044)       (34,089)       (16,991)
                                  ------------   ------------   ------------ ------------   ------------   ------------
Units end of year................        9,678          8,720          9,233       78,183         76,755         72,776
                                  ============   ============   ============ ============   ============   ============

                                                   MFS VIT                                    MFS VIT
                                                   GROWTH                                  NEW DISCOVERY
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------   ------------ ------------   ------------   ------------

Units beginning of year..........       10,861          9,538          8,776       37,187         24,374          8,431
Units issued and transferred
   from other funding options....        6,147          6,128          4,401        4,322         37,662         28,999
Units redeemed and transferred
   to other funding options......      (4,157)        (4,805)        (3,639)     (15,910)       (24,849)       (13,056)
                                  ------------   ------------   ------------ ------------   ------------   ------------
Units end of year................       12,851         10,861          9,538       25,599         37,187         24,374
                                  ============   ============   ============ ============   ============   ============


                                                   MFS VIT                                   MIST MFS
                                                TOTAL RETURN                          EMERGING MARKETS EQUITY
                                                  DIVISION                                   DIVISION
                                  ------------------------------------------ ------------------------------------------
                                      2012           2011           2010         2012           2011           2010
                                  ------------   ------------   ------------ ------------   ------------   ------------

Units beginning of year..........       15,845         11,495          7,992       32,285         62,080         58,457
Units issued and transferred
   from other funding options....        8,113         11,002          5,098       18,903         31,074         39,006
Units redeemed and transferred
   to other funding options......      (7,055)        (6,652)        (1,595)     (24,233)       (60,869)       (35,383)
                                  ------------   ------------   ------------ ------------   ------------   ------------
Units end of year................       16,903         15,845         11,495       26,955         32,285         62,080
                                  ============   ============   ============ ============   ============   ============

                                                       MSF
                                               RUSSELL 2000 INDEX
                                                    DIVISION
                                   -------------------------------------------
                                       2012            2011           2010
                                   -------------  -------------   ------------

Units beginning of year...........        18,431         20,230          7,157
Units issued and transferred
   from other funding options.....        13,943         24,226         26,872
Units redeemed and transferred
   to other funding options.......       (8,070)       (26,025)       (13,799)
                                   -------------  -------------   ------------
Units end of year.................        24,304         18,431         20,230
                                   =============  =============   ============

(a) For the period May 3, 2010 to December 31, 2010.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2012:

                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------

                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------   -----------------   ----------------
  American Funds Asset                   2012        165,948       51.29 - 52.19          8,613,510
     Allocation Division                 2011        177,578       44.45 - 45.16          7,979,585
                                         2010        174,060       44.16 - 44.80          7,764,290
                                         2009        189,105       39.52 - 40.03          7,539,055
                                         2008        217,630       32.09 - 32.46          7,034,515

  American Funds Bond Division           2012        166,146       19.98 - 20.33          3,373,974
                                         2011        166,441       19.10 - 19.40          3,225,635
                                         2010        179,766       18.11 - 18.37          3,299,657
                                         2009        182,796       17.12 - 17.34          3,166,990
                                         2008        143,386       15.31 - 15.49          2,218,685

  American Funds Cash                    2012        219,484       19.08 - 19.41          4,245,395
     Management Division                 2011        281,029       19.29 - 19.59          5,479,294
                                         2010        216,331       19.51 - 19.79          4,264,331
                                         2009        198,145       19.71 - 19.96          3,940,382
                                         2008        269,470       19.91 - 20.13          5,404,835

  American Funds Global                  2012        111,808       33.89 - 34.48          3,845,058
     Growth Division                     2011        108,943       27.83 - 28.27          3,071,590
                                         2010        112,428       30.74 - 31.18          3,499,669
                                         2009        119,542       27.69 - 28.04          3,347,356
                                         2008        115,564       19.59 - 19.82          2,286,936

  American Funds Global Small            2012        121,644       32.34 - 32.91          3,989,564
     Capitalization Division             2011        114,639       27.54 - 27.98          3,199,561
                                         2010        148,256       34.28 - 34.78          5,140,092
                                         2009        161,457       28.18 - 28.54          4,596,769
                                         2008        144,400       17.59 - 17.79          2,564,993

  American Funds Growth                  2012        211,422     198.82 - 202.28         42,591,600
     Division                            2011        227,812     169.75 - 172.44         39,126,555
                                         2010        239,311     178.53 - 181.09         43,177,877
                                         2009        255,313     151.37 - 153.31         39,004,617
                                         2008        271,313     109.30 - 110.54         29,893,330

  American Funds                         2012        212,261     127.07 - 129.29         27,336,506
     Growth-Income Division              2011        223,477     108.86 - 110.59         24,622,743
                                         2010        230,719     111.63 - 113.23         26,034,400
                                         2009        241,730     100.82 - 102.12         24,608,191
                                         2008        255,333       77.34 - 78.21         19,911,426

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                                                  EXPENSE(2)           TOTAL(3)
                                               INVESTMENT(1)         RATIO              RETURN
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   ----------------   ------------------
  American Funds Asset                   2012       2.13          0.75 - 0.90          15.39 - 15.56
     Allocation Division                 2011       2.11          0.75 - 0.90            0.65 - 0.81
                                         2010       2.25          0.75 - 0.90          11.74 - 11.92
                                         2009       2.54          0.75 - 0.90          23.15 - 23.34
                                         2008       2.80          0.75 - 0.90                (29.83)

  American Funds Bond Division           2012       2.77          0.75 - 0.90            4.63 - 4.79
                                         2011       3.25          0.75 - 0.90            5.46 - 5.61
                                         2010       3.09          0.75 - 0.90            5.78 - 5.94
                                         2009       3.71          0.75 - 0.90          11.82 - 11.98
                                         2008       7.38          0.75 - 0.90        (9.98) - (9.86)

  American Funds Cash                    2012         --          0.75 - 0.90        (1.07) - (0.92)
     Management Division                 2011         --          0.75 - 0.90        (1.16) - (1.01)
                                         2010         --          0.75 - 0.90        (1.01) - (0.85)
                                         2009       0.25          0.75 - 0.90        (1.00) - (0.85)
                                         2008       1.81          0.75 - 0.90            1.25 - 1.37

  American Funds Global                  2012       1.18          0.75 - 0.90          21.79 - 21.97
     Growth Division                     2011       1.60          0.75 - 0.90        (9.48) - (9.34)
                                         2010       1.72          0.75 - 0.90          11.01 - 11.20
                                         2009       1.69          0.75 - 0.90          41.30 - 41.51
                                         2008       1.95          0.75 - 0.90      (38.79) - (38.69)

  American Funds Global Small            2012       1.58          0.75 - 0.90          17.44 - 17.62
     Capitalization Division             2011       1.48          0.75 - 0.90      (19.67) - (19.55)
                                         2010       1.92          0.75 - 0.90          21.65 - 21.86
                                         2009       0.49          0.75 - 0.90          60.19 - 60.43
                                         2008         --          0.75 - 0.90      (53.81) - (53.74)

  American Funds Growth                  2012       1.05          0.75 - 0.90          17.13 - 17.30
     Division                            2011       0.87          0.75 - 0.90        (4.92) - (4.78)
                                         2010       0.95          0.75 - 0.90          17.94 - 18.12
                                         2009       0.88          0.75 - 0.90          38.49 - 38.70
                                         2008       1.05          0.75 - 0.90      (44.33) - (44.25)

  American Funds                         2012       1.87          0.75 - 0.90          16.73 - 16.91
     Growth-Income Division              2011       1.80          0.75 - 0.90        (2.48) - (2.33)
                                         2010       1.72          0.75 - 0.90          10.72 - 10.88
                                         2009       1.83          0.75 - 0.90          30.37 - 30.56
                                         2008       1.96          0.75 - 0.90      (38.24) - (38.15)

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                            -------------------------------------------------

                                                               UNIT VALUE
                                                                LOWEST TO            NET
                                                 UNITS         HIGHEST ($)       ASSETS ($)
                                            -------------   ----------------   --------------
American Funds High-Income             2012        93,979      66.89 - 68.06        6,386,655
     Bond Division                     2011        96,652      59.26 - 60.20        5,808,901
                                       2010       108,398      58.52 - 59.36        6,425,823
                                       2009       110,081      51.18 - 51.84        5,698,338
                                       2008        99,132      37.03 - 37.45        3,707,461

  American Funds                       2012       227,166      48.27 - 49.11       11,093,226
     International Division            2011       251,311      41.20 - 41.86       10,464,255
                                       2010       269,591      48.21 - 48.90       13,120,512
                                       2009       288,499      45.25 - 45.83       13,164,886
                                       2008       330,402      31.81 - 32.17       10,583,116

  American Funds New World             2012       108,420      29.70 - 30.22        3,271,875
     Division                          2011        96,761      25.37 - 25.77        2,491,654
                                       2010       110,319      29.68 - 30.11        3,316,227
                                       2009       100,773      25.34 - 25.66        2,579,823
                                       2008        97,227      17.05 - 17.24        1,673,387

  American Funds U.S. Government/      2012       163,532      35.80 - 36.43        5,946,236
     AAA-Rated Securities              2011       167,171      35.35 - 35.91        5,996,043
     Division                          2010       165,501      33.07 - 33.54        5,546,525
                                       2009       158,471      31.50 - 31.90        5,050,947
                                       2008       201,270      30.92 - 31.27        6,289,397

  Fidelity VIP Contrafund              2012        61,410              52.18        3,204,081
     Division                          2011        56,121              45.16        2,534,228
                                       2010        48,877              46.68        2,281,366
                                       2009        47,722              40.12        1,914,591
                                       2008        44,805              29.78        1,334,523

  Fidelity VIP Equity-Income           2012        27,653              54.99        1,520,675
     Division                          2011        28,850              47.23        1,362,623
                                       2010        19,328              47.13          910,891
                                       2009        17,914              41.24          738,705
                                       2008        16,307              31.91          520,315

  Fidelity VIP Freedom 2010            2012        15,921              11.69          186,137
     Division                          2011        35,482              10.54          373,902
                                       2010        11,515              10.64          122,486
                                       2009         6,857               9.49           65,060
                                       2008         8,879               7.69           68,304

  Fidelity VIP Freedom 2020            2012        83,663              11.15          932,981
     Division                          2011        52,701               9.91          522,252
                                       2010        50,779              10.09          512,275
                                       2009        36,850               8.88          327,156
                                       2008        42,236               6.94          292,924

  Fidelity VIP Freedom 2030            2012       138,025              10.68        1,474,770
     Division                          2011       107,445               9.31        1,000,765
                                       2010        82,190               9.63          791,848
                                       2009        56,042               8.36          468,629
                                       2008        24,766               6.40          158,476

                                                     FOR THE YEAR ENDED DECEMBER 31
                                            ---------------------------------------------------
                                                              EXPENSE(2)          TOTAL(3)
                                            INVESTMENT(1)        RATIO             RETURN
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------   -----------------
American Funds High-Income             2012      7.34        0.75 - 0.90          12.88 - 13.05
     Bond Division                     2011      7.63        0.75 - 0.90            1.26 - 1.41
                                       2010      7.93        0.75 - 0.90          14.34 - 14.51
                                       2009      7.85        0.75 - 0.90          38.21 - 38.41
                                       2008      7.60        0.75 - 0.90      (24.43) - (24.31)

  American Funds                       2012      1.71        0.75 - 0.90          17.15 - 17.33
     International Division            2011      1.97        0.75 - 0.90      (14.54) - (14.41)
                                       2010      2.28        0.75 - 0.90            6.54 - 6.70
                                       2009      1.70        0.75 - 0.90          42.22 - 42.43
                                       2008      2.10        0.75 - 0.90      (42.53) - (42.44)

  American Funds New World             2012      1.32        0.75 - 0.90          17.07 - 17.25
     Division                          2011      1.92        0.75 - 0.90      (14.52) - (14.39)
                                       2010      1.99        0.75 - 0.90          17.13 - 17.34
                                       2009      1.85        0.75 - 0.90          48.61 - 48.83
                                       2008      1.48        0.75 - 0.90      (42.72) - (42.63)

  American Funds U.S. Government/      2012      1.29        0.75 - 0.90            1.30 - 1.45
     AAA-Rated Securities              2011      2.11        0.75 - 0.90            6.89 - 7.05
     Division                          2010      1.99        0.75 - 0.90            4.98 - 5.14
                                       2009      2.58        0.75 - 0.90            1.86 - 2.02
                                       2008      3.20        0.75 - 0.90            6.88 - 7.05

  Fidelity VIP Contrafund              2012      1.41               0.75                  15.54
     Division                          2011      1.07               0.75                 (3.25)
                                       2010      1.25               0.75                  16.35
                                       2009      1.51               0.75                  34.70
                                       2008      1.04               0.75                (42.94)

  Fidelity VIP Equity-Income           2012      3.14               0.75                  16.43
     Division                          2011      2.82               0.75                   0.22
                                       2010      1.88               0.75                  14.28
                                       2009      2.48               0.75                  29.24
                                       2008      2.88               0.75                (43.08)

  Fidelity VIP Freedom 2010            2012      1.43               0.75                  10.94
     Division                          2011      3.75               0.75                 (0.93)
                                       2010      2.65               0.75                  12.12
                                       2009      3.70               0.75                  23.35
                                       2008      5.73               0.75                (25.61)

  Fidelity VIP Freedom 2020            2012      2.34               0.75                  12.53
     Division                          2011      2.23               0.75                 (1.76)
                                       2010      2.56               0.75                  13.63
                                       2009      3.29               0.75                  28.01
                                       2008      3.18               0.75                (33.12)

  Fidelity VIP Freedom 2030            2012      2.42               0.75                  14.72
     Division                          2011      2.39               0.75                 (3.32)
                                       2010      2.44               0.75                  15.19
                                       2009      3.11               0.75                  30.68
                                       2008      4.32               0.75                (38.53)

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                            -------------------------------------------------

                                                               UNIT VALUE
                                                                LOWEST TO            NET
                                                 UNITS         HIGHEST ($)       ASSETS ($)
                                             ------------   ----------------   --------------
  Fidelity VIP Freedom 2040            2012        32,043              12.03          385,379
     Division                          2011        15,321              10.36          158,740
     (Commenced 5/3/2010)              2010         2,010              10.88           21,859

  Fidelity VIP Freedom 2050            2012         5,736              12.03           68,977
     Division                          2011         3,991              10.29           41,075
     (Commenced 5/3/2010)              2010           942              10.91           10,279

  Fidelity VIP Index 500               2012         9,678             207.73        2,010,427
     Division                          2011         8,720             180.56        1,574,578
                                       2010         9,233             178.29        1,646,155
                                       2009         7,957             156.17        1,242,703
                                       2008         7,484             124.28          930,065

  Fidelity VIP Mid Cap                 2012        78,183              48.50        3,791,907
     Division                          2011        76,755              42.56        3,266,316
                                       2010        72,776              47.97        3,490,791
                                       2009        67,137              37.51        2,518,380
                                       2008        62,414              26.98        1,683,831

  MFS VIT Growth Division              2012        12,851              29.17          374,817
                                       2011        10,861              25.03          271,884
                                       2010         9,538              25.30          241,342
                                       2009         8,776              22.10          193,986
                                       2008         8,461              16.18          136,859

  MFS VIT New Discovery                2012        25,599              25.67          657,051
     Division                          2011        37,187              21.33          793,307
                                       2010        24,374              23.95          583,839
                                       2009         8,431              17.70          149,213
                                       2008         7,159              10.93           78,242

  MFS VIT Total Return                 2012        16,903              33.69          569,493
     Division                          2011        15,845              30.51          483,475
                                       2010        11,495              30.21          347,239
                                       2009         7,992              27.68          221,218
                                       2008         6,963              23.63          164,545

  MIST MFS Emerging Markets            2012        26,955              11.10          299,212
     Equity Division                   2011        32,285               9.39          303,166
                                       2010        62,080              11.60          719,992
                                       2009        58,457               9.42          550,868
                                       2008        10,064               5.61           56,481

  MSF Russell 2000 Index               2012        24,304              10.79          262,184
     Division                          2011        18,431               9.34          172,169
                                       2010        20,230               9.81          198,535
                                       2009         7,157               7.79           55,757
                                       2008         9,739               6.23           60,665

                                                     FOR THE YEAR ENDED DECEMBER 31
                                            ---------------------------------------------------
                                                              EXPENSE(2)          TOTAL(3)
                                            INVESTMENT(1)        RATIO             RETURN
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------   -----------------
  Fidelity VIP Freedom 2040            2012      2.64                0.75                 16.08
     Division                          2011      4.22                0.75                (4.74)
     (Commenced 5/3/2010)              2010      3.70                0.75                  8.80

  Fidelity VIP Freedom 2050            2012      2.96                0.75                 16.84
     Division                          2011      2.18                0.75                (5.65)
     (Commenced 5/3/2010)              2010      3.54                0.75                  9.10

  Fidelity VIP Index 500               2012      2.27                0.75                 15.05
     Division                          2011      1.96                0.75                  1.28
                                       2010      2.12                0.75                 14.16
                                       2009      2.66                0.75                 25.66
                                       2008      2.41                0.75               (37.47)

  Fidelity VIP Mid Cap                 2012      0.64                0.75                 13.97
     Division                          2011      0.26                0.75               (11.28)
                                       2010      0.40                0.75                 27.89
                                       2009      0.71                0.75                 39.04
                                       2008      0.47                0.75               (39.90)

  MFS VIT Growth Division              2012        --                0.75                 16.51
                                       2011      0.20                0.75                (1.07)
                                       2010      0.12                0.75                 14.48
                                       2009      0.29                0.75                 36.65
                                       2008      0.21                0.75               (37.88)

  MFS VIT New Discovery                2012        --                0.75                 20.32
     Division                          2011        --                0.75               (10.94)
                                       2010        --                0.75                 35.31
                                       2009        --                0.75                 61.97
                                       2008        --                0.75               (39.79)

  MFS VIT Total Return                 2012      2.80                0.75                 10.42
     Division                          2011      2.78                0.75                  1.01
                                       2010      2.40                0.75                  9.14
                                       2009      3.46                0.75                 17.15
                                       2008      3.20                0.75               (22.72)

  MIST MFS Emerging Markets            2012      0.97                0.75                 18.21
     Equity Division                   2011      1.53                0.75               (19.04)
                                       2010      1.10                0.75                 23.14
                                       2009      1.09                0.75                 67.91
                                       2008      1.64                0.75               (55.70)

  MSF Russell 2000 Index               2012      1.12                0.75                 15.48
     Division                          2011      1.09                0.75                (4.81)
                                       2010      1.34                0.75                 25.93
                                       2009      2.14                0.75                 25.07
                                       2008      0.94                0.75               (34.02)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Division invests.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)



 2 These amounts represent annualized policy expenses of the applicable
   Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended
December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. In addition, as discussed in Note 2, the Company reorganized its segments in 2012. Our opinion is not modified with respect to these matters.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 2, 2013

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2012 and 20110

                (In millions, except share and per share data)

                                                                                                     2012         2011
                                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $164,757 and $154,376, respectively; includes $170 and $0, respectively, relating to
   variable interest entities).................................................................. $    183,676 $    168,178
 Equity securities available-for-sale, at estimated fair value (cost: $1,541 and $1,379,
   respectively)................................................................................        1,499        1,278
 Trading and fair value option securities, at estimated fair value (includes $659 and $473, respectively, of actively traded securities; and $41 and $117, respectively, relating to
   variable interest entities)..................................................................          752          697
 Mortgage loans (net of valuation allowances of $304 and $393, respectively)....................       44,657       43,880
 Policy loans...................................................................................        8,364        8,314
 Real estate and real estate joint ventures (includes $10 and $15, respectively, relating to
   variable interest entities)..................................................................        6,837        5,891
 Other limited partnership interests (includes $165 and $152, respectively, relating to
   variable interest entities)..................................................................        4,508        4,334
 Short-term investments, principally at estimated fair value....................................        6,881        6,140
 Other invested assets, principally at estimated fair value (includes $81 and $98,
   respectively, relating to variable interest entities)........................................       12,479       12,478
                                                                                                 ------------ ------------
   Total investments............................................................................      269,653      251,190
Cash and cash equivalents, principally at estimated fair value (includes $31 and $70,
 respectively, relating to variable interest entities)..........................................        1,401        2,089
Accrued investment income (includes $2 and $1, respectively, relating to variable interest
 entities)......................................................................................        2,242        2,219
Premiums, reinsurance and other receivables (includes $4 and $10, respectively, relating to
 variable interest entities)....................................................................       24,721       27,981
Deferred policy acquisition costs and value of business acquired................................        5,832        6,341
Other assets (includes $4 and $4, respectively, relating to variable interest entities).........        4,444        4,233
Separate account assets.........................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total assets................................................................................. $    429,264 $    400,731
                                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................................... $    113,986 $    109,333
Policyholder account balances...................................................................       94,716       88,856
Other policy-related balances...................................................................        5,663        5,876
Policyholder dividends payable..................................................................          610          659
Policyholder dividend obligation................................................................        3,828        2,919
Payables for collateral under securities loaned and other transactions..........................       22,461       20,280
Short-term debt.................................................................................          100          101
Long-term debt (includes $124 and $116, respectively, at estimated fair value, relating to
 variable interest entities)....................................................................        2,345        2,248
Current income tax payable......................................................................          161          123
Deferred income tax liability (includes $2 and $0, respectively, at estimated fair value,
 relating to variable interest entities)........................................................        3,036        2,324
Other liabilities (includes $22 and $42, respectively, relating to variable interest entities)..       33,941       36,614
Separate account liabilities....................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total liabilities............................................................................      401,818      376,011
                                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding at December 31, 2012 and 2011.........................................            5            5
 Additional paid-in capital.....................................................................       14,510       14,506
 Retained earnings..............................................................................        8,631        6,973
 Accumulated other comprehensive income (loss)..................................................        4,008        3,054
                                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............................       27,154       24,538
Noncontrolling interests........................................................................          292          182
                                                                                                 ------------ ------------
   Total equity.................................................................................       27,446       24,720
                                                                                                 ------------ ------------
   Total liabilities and equity................................................................. $    429,264 $    400,731
                                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                         2012       2011       2010
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   19,880 $   18,288 $   18,519
Universal life and investment-type product policy fees...............      2,239      2,202      2,075
Net investment income................................................     11,852     11,615     11,581
Other revenues.......................................................      1,730      1,808      1,725
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......      (214)      (244)      (510)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................         22         17        150
 Other net investment gains (losses).................................      (138)        359        190
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................      (330)        132      (170)
 Net derivative gains (losses).......................................        675      1,578      (266)
                                                                      ---------- ---------- ----------
     Total revenues..................................................     36,046     35,623     33,464
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     22,269     20,681     20,707
Interest credited to policyholder account balances...................      2,390      2,372      2,523
Policyholder dividends...............................................      1,295      1,355      1,443
Other expenses.......................................................      6,394      6,471      6,282
                                                                      ---------- ---------- ----------
     Total expenses..................................................     32,348     30,879     30,955
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      3,698      4,744      2,509
Provision for income tax expense (benefit)...........................      1,055      1,460        769
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      2,643      3,284      1,740
Income (loss) from discontinued operations, net of income tax........         40         61         31
                                                                      ---------- ---------- ----------
 Net income (loss)...................................................      2,683      3,345      1,771
Less: Net income (loss) attributable to noncontrolling interests.....          2        (8)        (3)
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    2,681 $    3,353 $    1,774
                                                                      ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                       2012       2011       2010
                                                                    ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company.......................................................... $    2,681 $    3,353 $    1,774
Net income (loss) attributable to noncontrolling interests.........          2        (8)        (3)
                                                                    ---------- ---------- ----------
Net income (loss)..................................................      2,683      3,345      1,771
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets......      2,502      2,567      4,470
 Unrealized gains (losses) on derivatives..........................      (241)      1,203        182
 Foreign currency translation adjustments..........................       (30)          6       (29)
 Defined benefit plans adjustment..................................      (766)      (671)        161
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), before income tax..............      1,465      3,105      4,784
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).....................................      (511)    (1,074)    (1,676)
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), net of income tax..............        954      2,031      3,108
                                                                    ---------- ---------- ----------
Comprehensive income (loss)........................................      3,637      5,376      4,879
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax......................................          2        (8)          3
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company, excluding cumulative effect of change in
  accounting principle.............................................      3,635      5,384      4,876
Cumulative effect of change in accounting principle, net of income
  tax..............................................................         --         --         10
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company................................................ $    3,635 $    5,384 $    4,886
                                                                    ========== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2012

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2011............... $      5 $    14,506 $    6,973
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    1
Dividends on common stock..................                         (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           2,681
Other comprehensive income (loss), net
 of income tax.............................
                                            -------- ----------- ----------
Balance at December 31, 2012............... $      5 $    14,510 $    8,631
                                            ======== =========== ==========

                                                 Accumulated Other Comprehensive Income (Loss)
                                            --------------------------------------------------------
                                                  Net                      Foreign       Defined             Total
                                              Unrealized    Other-Than-    Currency      Benefit       Metropolitan Life
                                              Investment     Temporary   Translation      Plans        Insurance Company
                                             Gains (Losses)  Impairments  Adjustments   Adjustment    Stockholder's Equity
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2011...............  $      5,185   $      (317)   $    37    $      (1,851)     $      24,538
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                          3
Excess tax benefits related to stock-based
 compensation..............................                                                                          1
Dividends on common stock..................                                                                    (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                      2,681
Other comprehensive income (loss), net
 of income tax.............................         1,312            159      (19)             (498)               954
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2012...............  $      6,497   $      (158)   $    18    $      (2,349)     $      27,154
                                            =============== ============ ============ ============== =====================




                                             Noncontrolling   Total
                                               Interests       Equity
                                            --------------- -----------
Balance at December 31, 2011...............   $      182    $    24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................                           3
Excess tax benefits related to stock-based
 compensation..............................                           1
Dividends on common stock..................                     (1,023)
Change in equity of noncontrolling
 interests.................................          108            108
Net income (loss)..........................            2          2,683
Other comprehensive income (loss), net
 of income tax.............................                         954
                                            --------------- -----------
Balance at December 31, 2012...............   $      292    $    27,446
                                            =============== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)





                                        Common      Additional    Retained
                                        Stock    Paid-in Capital Earnings
                                       -------   --------------- ---------
Balance at December 31, 2010......... $        5  $      14,445  $  4,941
Capital contributions from MetLife,
 Inc. (Note 13)......................                        50
Excess tax benefits related to stock-
 based compensation..................                        11
Dividends on common stock............                             (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                               3,353
Other comprehensive income (loss),
 net of income tax...................
                                      ---------- --------------- ---------
Balance at December 31, 2011......... $        5  $      14,506  $  6,973
                                      ========== =============== =========

                                            Accumulated Other Comprehensive Income (Loss)
                                      ----------------------------------------------------------
                                            Net                      Foreign        Defined              Total
                                        Unrealized    Other-Than-    Currency       Benefit        Metropolitan Life
                                        Investment     Temporary   Translation       Plans         Insurance Company
                                       Gains (Losses)  Impairments  Adjustments    Adjustment     Stockholder's Equity
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2010.........  $      2,672   $      (254)  $      34   $        (1,429)    $        20,414
Capital contributions from MetLife,
 Inc. (Note 13)......................                                                                            50
Excess tax benefits related to stock-
 based compensation..................                                                                            11
Dividends on common stock............                                                                       (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                                                                         3,353
Other comprehensive income (loss),
 net of income tax...................         2,513           (63)          3              (422)              2,031
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2011.........  $      5,185   $      (317)  $      37    $       (1,851)    $        24,538
                                      =============== ============ ============ ================ =====================




                                       Noncontrolling   Total
                                         Interests       Equity
                                      --------------- -----------
Balance at December 31, 2010.........  $        148   $    20,562
Capital contributions from MetLife,
 Inc. (Note 13)......................                          50
Excess tax benefits related to stock-
 based compensation..................                          11
Dividends on common stock............                     (1,321)
Change in equity of noncontrolling
 interests...........................            42            42
Net income (loss)....................           (8)         3,345
Other comprehensive income (loss),
 net of income tax...................                       2,031
                                      --------------- -----------
Balance at December 31, 2011.........  $        182   $    24,720
                                      =============== ===========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2010

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2009............... $      5 $    14,438 $    4,817
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                         (1,009)
                                            -------- ----------- ----------
Balance at January 1, 2010.................        5      14,438      3,808
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                            (10)
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    4
Dividends on common stock..................                           (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           1,774
Other comprehensive income (loss), net of
 income tax................................
                                            -------- ----------- ----------
Balance at December 31, 2010............... $      5 $    14,445 $    4,941
                                            ======== =========== ==========

                                                Accumulated Other Comprehensive Income (Loss)
                                            ------------------------------------------------------
                                                  Net                      Foreign      Defined            Total
                                              Unrealized    Other-Than-    Currency     Benefit      Metropolitan Life
                                              Investment     Temporary   Translation     Plans       Insurance Company
                                             Gains (Losses)  Impairments  Adjustments  Adjustment   Stockholder's Equity
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2009...............   $    (265)     $    (341)  $        51  $    (1,527)    $        17,178
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....          (6)                         (1)                          (1,016)
                                              ----------     ----------  -----------  ------------    ---------------
Balance at January 1, 2010.................        (271)          (341)           50       (1,527)             16,162
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....           10                                                           --
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                         3
Excess tax benefits related to stock-based
 compensation..............................                                                                         4
Dividends on common stock..................                                                                     (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                     1,774
Other comprehensive income (loss), net of
 income tax................................        2,933             87         (16)            98              3,102
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2010...............   $    2,672     $    (254)  $        34  $    (1,429)    $        20,414
                                            =============== ============ ============ ============ =====================




                                             Noncontrolling  Total
                                               Interests      Equity
                                            --------------- ---------
Balance at December 31, 2009...............  $        291   $  17,469
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                   (1,016)
                                             ------------   ---------
Balance at January 1, 2010.................           291      16,453
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                        --
Capital contributions from MetLife, Inc.
 (Note 13).................................                         3
Excess tax benefits related to stock-based
 compensation..............................                         4
Dividends on common stock..................                     (631)
Change in equity of noncontrolling
 interests.................................         (146)       (146)
Net income (loss)..........................           (3)       1,771
Other comprehensive income (loss), net of
 income tax................................             6       3,108
                                            --------------- ---------
Balance at December 31, 2010...............  $        148   $  20,562
                                            =============== =========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                             2012        2011       2010
                                                                                          ----------- ---------- ----------
Cash flows from operating activities
Net income (loss)........................................................................ $     2,683 $    3,345 $    1,771
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Depreciation and amortization expenses.................................................         416        407        394
  Amortization of premiums and accretion of discounts associated with investments, net...       (698)      (683)      (709)
  (Gains) losses on investments and derivatives and from sales of businesses, net........       (188)    (1,735)        380
  (Income) loss from equity method investments, net of dividends or distributions........          42        269        116
  Interest credited to policyholder account balances.....................................       2,390      2,372      2,523
  Universal life and investment-type product policy fees.................................     (2,239)    (2,202)    (2,075)
  Change in trading and fair value option securities.....................................       (100)         20       (14)
  Change in accrued investment income....................................................          22         14      (117)
  Change in premiums, reinsurance and other receivables..................................       (422)      (208)      (377)
  Change in deferred policy acquisition costs and value of business acquired, net........         359        150        169
  Change in income tax...................................................................        (28)        527        727
  Change in other assets.................................................................         361        767        283
  Change in insurance-related liabilities and policy-related balances....................       1,915      2,587      2,469
  Change in other liabilities............................................................         170        726        684
  Other, net.............................................................................       (147)      (125)      (120)
                                                                                          ----------- ---------- ----------
Net cash provided by operating activities................................................       4,536      6,231      6,104
                                                                                          ----------- ---------- ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.............................................................      52,889     53,325     49,828
   Equity securities.....................................................................         245        816        520
   Mortgage loans........................................................................       8,668      8,152      4,853
   Real estate and real estate joint ventures............................................         721      1,058        241
   Other limited partnership interests...................................................         585        754        383
  Purchases of:
   Fixed maturity securities.............................................................    (62,136)   (54,038)   (57,961)
   Equity securities.....................................................................       (393)      (278)      (157)
   Mortgage loans........................................................................     (9,448)   (10,443)    (5,820)
   Real estate and real estate joint ventures............................................     (1,447)      (980)      (539)
   Other limited partnership interests...................................................       (660)      (658)      (614)
  Cash received in connection with freestanding derivatives..............................         634      1,011        712
  Cash paid in connection with freestanding derivatives..................................       (443)      (695)      (920)
  Issuances of loans to affiliates.......................................................          --      (525)         --
  Net change in policy loans.............................................................        (50)       (44)      (171)
  Net change in short-term investments...................................................       (567)    (3,816)        841
  Net change in other invested assets....................................................       (791)      (562)        149
  Net change in property, equipment and leasehold improvements...........................        (71)      (104)      (138)
  Other, net.............................................................................          --          7        (7)
                                                                                          ----------- ---------- ----------
Net cash used in investing activities.................................................... $  (12,264) $  (7,020) $  (8,800)
                                                                                          ----------- ---------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012        2011        2010
                                                                                        ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................ $    61,647 $    55,586 $    44,481
   Withdrawals.........................................................................    (56,373)    (57,078)    (43,381)
  Net change in payables for collateral under securities loaned and other transactions.       2,181       3,266       2,352
  Net change in short-term debt........................................................         (1)         (1)       (217)
  Long-term debt issued................................................................          79         110         188
  Long-term debt repaid................................................................        (81)     (1,411)       (324)
  Dividends on common stock............................................................     (1,023)     (1,151)       (232)
  Capital contribution.................................................................          --          47          --
  Other, net...........................................................................         611          25        (33)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) financing activities....................................       7,040       (607)       2,834
                                                                                        ----------- ----------- -----------
Change in cash and cash equivalents....................................................       (688)     (1,396)         138
Cash and cash equivalents, beginning of year...........................................       2,089       3,485       3,347
                                                                                        ----------- ----------- -----------
Cash and cash equivalents, end of year................................................. $     1,401 $     2,089 $     3,485
                                                                                        =========== =========== ===========
Supplemental disclosures of cash flow information:
  Net cash paid for:
   Interest............................................................................ $       151 $       196 $       217
                                                                                        =========== =========== ===========
   Income tax.......................................................................... $       842 $       701 $       183
                                                                                        =========== =========== ===========
  Non-cash transactions:
   Purchase money mortgage loans on sales of real estate joint ventures................ $        -- $        -- $         2
                                                                                        =========== =========== ===========
   Capital contributions from MetLife, Inc............................................. $         3 $         3 $         3
                                                                                        =========== =========== ===========
   Dividends to MetLife, Inc........................................................... $        -- $       170 $       399
                                                                                        =========== =========== ===========
   Real estate and real estate joint ventures acquired in satisfaction of debt......... $       264 $       151 $        58
                                                                                        =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. See Note 2 for information on the reorganization of the Company's segments during 2012, which were retrospectively applied.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

Consolidation

  The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Discontinued Operations

  The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Non-participating and               Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-participating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See Note 5 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products; and
    . securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities), with changes in estimated fair value subsequent to consolidation included in net investment gains (losses).

    Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Joint venture investments that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities, equity securities, and short-term investments, are loaned to third parties, primarily brokerage firms and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Goodwill

  Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

Employee Benefit Plans

  The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

  The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the consolidated balance sheets.

Income Tax

  Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

Other Accounting Policies

  Stock-Based Compensation

  Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

  MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion at both December 31, 2012 and 2011. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.0 billion and $999 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $121 million, $118 million and $111 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $902 million and $1.6 billion at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $611 million and $1.2 billion at December 31, 2012 and 2011, respectively. Related amortization expense was $143 million, $145 million and $132 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                                           As Previously Reported     Adjustment          As Adjusted
                                                         ------------------------ ------------------- -------------------
                                                            December 31, 2011       December 31, 2011   December 31, 2011
                                                         ------------------------ ------------------- -------------------
                                                                                  (In millions)
Assets
  Other invested assets, principally at estimated fair
   value................................................   $             12,505   $              (27) $           12,478
  Deferred policy acquisition costs and value of
   business acquired (1)................................   $              7,779   $           (1,438) $            6,341
Liabilities
  Deferred income tax liability.........................   $              2,827   $             (503) $            2,324
Equity
  Retained earnings.....................................   $              8,077   $           (1,104) $            6,973
  Accumulated other comprehensive income (loss).........   $              2,912   $               142 $            3,054
  Total Metropolitan Life Insurance Company
   stockholder's equity.................................                 25,500                 (962)             24,538
  Total equity..........................................   $             25,682   $             (962) $           24,720

--------

(1)VOBA was not impacted by the adoption of this guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                        As Previously Reported        Adjustment              As Adjusted
                                      --------------------------- ------------------------ ------------------------
                                       Years Ended December 31,   Years Ended December 31, Years Ended December 31,
                                      --------------------------- ------------------------ ------------------------
                                            2011          2010       2011        2010          2011         2010
                                      ------------- -------------  ----------    -------   --------     --------
                                                               (In millions)
Revenues
  Net investment income.............. $  11,621 (1) $  11,586 (1) $      (6)    $   (5)    $11,615      $11,581
Expenses
  Other expenses..................... $       6,414 $       6,259 $       57    $    23    $ 6,471      $ 6,282
  Income (loss) from continuing
   operations before provision for
   income tax........................ $   4,807 (1) $   2,537 (1) $     (63)    $  (28)    $ 4,744      $ 2,509
  Provision for income tax expense
   (benefit)......................... $   1,479 (1) $     776 (1) $     (19)    $   (7)    $ 1,460      $   769
  Income (loss) from continuing
   operations, net of income tax..... $   3,328 (1) $   1,761 (1) $     (44)    $  (21)    $ 3,284      $ 1,740
  Net income (loss).................. $       3,389 $       1,792 $     (44)    $  (21)    $ 3,345      $ 1,771
  Net income (loss) attributable to
   Metropolitan Life Insurance
   Company........................... $       3,397 $       1,795 $     (44)    $  (21)    $ 3,353      $ 1,774

--------

(1)Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations and comprehensive income due to the inclusion of the impact of discontinued real estate operations of $4 million ($6 million net investment income, net of $2 million income tax) and $5 million ($7 million net investment income, net of $2 million income tax) for the years ended December 31, 2011 and 2010, respectively.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                  As Previously Reported          Adjustment               As Adjusted
                                                -------------------------- ------------------------ --------------------------
                                                 Years Ended December 31,  Years Ended December 31,  Years Ended December 31,
                                                -------------------------- ------------------------ --------------------------
                                                    2011          2010         2011        2010         2011          2010
                                                ------------- ------------ ------------ ----------- ------------- ------------
                                                                                (In millions)
Cash flows from operating activities
  Net income (loss)............................ $       3,389 $      1,792 $       (44) $      (21) $       3,345 $      1,771
  Change in deferred policy acquisition costs
   and value of business acquired, net......... $          94 $        147 $         56 $        22 $         150 $        169
  Change in income tax......................... $         547 $        735 $       (20) $       (8) $         527 $        727
Cash flows from investing activities
  Net change in other invested assets.......... $       (570) $        142 $          8 $         7 $       (562) $        149

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. In 2012, the Company proceeded to Step 1 of the two-step impairment analysis for all of the Company's reporting units. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 10.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and FVO securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to AOCI as of July 1, 2010.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  As a result of the adoption of the amended VIE consolidation guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and FVO securities and $232 million of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt, and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters--Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  As announced in November 2011, MetLife, Inc. reorganized its business into three broad geographic regions. As a result, during 2012, the Company reorganized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. Prior period results have been revised in connection with these changes.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities include a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2012, 2011 and 2010 and at December 31, 2012 and 2011. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880  $     --    $  19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189        50        2,239
Net investment income......................      5,384     1,680       4,519       554     12,137     (285)       11,852
Other revenues.............................        265       398         252       815      1,730        --        1,730
Net investment gains (losses)..............         --        --          --        --         --     (330)        (330)
Net derivative gains (losses)..............         --        --          --        --         --       675          675
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936       110       36,046
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425       139       23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361        29        2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)        --        (632)
Amortization of DAC and VOBA...............        656        29          12         2        699       292          991
Interest expense on debt...................          5         1           9       133        148         4          152
Other expenses.............................      2,341     1,901         438     1,196      5,876         7        5,883
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877       471       32,348
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171     (116)        1,055
                                            ---------- ---------  ---------- --------- ----------              ---------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643              $   2,643
                                                                                       ==========              =========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                            Operating Earnings
                                            ---------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate                            Total
Year Ended December 31, 2011                  Retail    Benefits   Funding   & Other      Total   Adjustments Consolidated
------------------------------------------- ---------- ---------- --------- ---------   --------- ----------- ------------
                                                                           (In millions)
Revenues
Premiums................................... $    4,022 $  12,487  $   1,778 $      1    $  18,288  $      --   $  18,288
Universal life and investment-type product
 policy fees...............................      1,334       630        197       --        2,161         41       2,202
Net investment income......................      5,363     1,682      4,312      385       11,742      (127)      11,615
Other revenues.............................        226       374        242      966        1,808         --       1,808
Net investment gains (losses)..............         --        --         --       --           --        132         132
Net derivative gains (losses)..............         --        --         --       --           --      1,578       1,578
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total revenues...........................     10,945    15,173      6,529    1,352       33,999      1,624      35,623
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,425    11,880      3,683        4       21,992         44      22,036
Interest credited to policyholder account
 balances..................................      1,000       178      1,140       --        2,318         54       2,372
Capitalization of DAC......................      (622)      (84)       (18)       --        (724)         --       (724)
Amortization of DAC and VOBA...............        681        95         14        1          791         84         875
Interest expense on debt...................          5        --          8      172          185          9         194
Other expenses.............................      2,564     1,837        472    1,247        6,120          6       6,126
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total expenses...........................     10,053    13,906      5,299    1,424       30,682        197      30,879
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................        314       445        432    (229)          962        498       1,460
                                            ---------- ---------  --------- --------    ---------              ---------
Operating earnings......................... $      578 $     822  $     798 $    157        2,355
                                            ========== =========  ========= ========
Adjustments to:
  Total revenues...........................                                                 1,624
  Total expenses...........................                                                 (197)
  Provision for income tax (expense)
   benefit.................................                                                 (498)
                                                                                        ---------
Income (loss) from continuing operations,
 net of income tax.........................                                             $   3,284              $   3,284
                                                                                        =========              =========
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate
At December 31, 2011                          Retail    Benefits   Funding   & Other      Total
------------------------------------------- ---------- ---------- --------- ---------   ---------
                                                               (In millions)

Total assets............................... $  160,164 $  42,603  $ 164,244 $ 33,720    $ 400,731
Separate account assets.................... $   43,229 $     478  $  62,971 $     --    $ 106,678
Separate account liabilities............... $   43,229 $     478  $  62,971 $     --    $ 106,678

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary, Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2010                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,125 $  12,691  $  1,702  $      1  $  18,519  $      --   $  18,519
Universal life and investment-type product
 policy fees...............................    1,228       616       196        --      2,040         35       2,075
Net investment income......................    5,675     1,617     4,156       141     11,589        (8)      11,581
Other revenues.............................      163       358       240       964      1,725         --       1,725
Net investment gains (losses)..............       --        --        --        --         --      (170)       (170)
Net derivative gains (losses)..............       --        --        --        --         --      (266)       (266)
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total revenues...........................   11,191    15,282     6,294     1,106     33,873      (409)      33,464
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,504    12,122     3,511      (18)     22,119         31      22,150
Interest credited to policyholder account
 balances..................................    1,026       192     1,252        --      2,470         53       2,523
Capitalization of DAC......................    (530)      (97)      (13)        --      (640)         --       (640)
Amortization of DAC and VOBA...............      593        96        15         1        705        104         809
Interest expense on debt...................        5        --         8       189        202         15         217
Other expenses.............................    2,411     1,843       459     1,181      5,894          2       5,896
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total expenses...........................   10,009    14,156     5,232     1,353     30,750        205      30,955
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................      415       395       371     (208)        973      (204)         769
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    767 $     731  $    691  $   (39)      2,150
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             (409)
  Total expenses...........................                                             (205)
  Provision for income tax (expense)
   benefit.................................                                               204
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   1,740              $   1,740
                                                                                    =========              =========

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2012      2011      2010
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,224 $  16,209 $  16,204
          Accident and health insurance.     6,458     5,940     5,982
          Non-insurance.................       167       149       133
                                         --------- --------- ---------
           Total........................ $  23,849 $  22,298 $  22,319
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Revenues derived from one external customer were $2.5 billion, $2.4 billion and $2.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, which represented 11%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2012, 2011 and 2010. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                         Years ended December 31,
                                                                         -----------------------
                                                                          2012     2011    2010
                                                                         -------  ------- -------
                                                                              (In millions)
Total revenues.......................................................... $    62  $   105 $    37
Total expenses..........................................................      --       --      --
                                                                         -------  ------- -------
Income (loss) before provision for income tax...........................      62      105      37
Provision for income tax expense (benefit)..............................      22       37      12
                                                                         -------  ------- -------
Income (loss) from operations of discontinued operations, net of income
  tax...................................................................      40       68      25
Gain (loss) on disposal of operations, net of income tax................      --      (7)       6
                                                                         -------  ------- -------
Income (loss) from discontinued operations, net of income tax........... $    40  $    61 $    31
                                                                         =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                              -------------------------
                                                  2012         2011
                                              ------------ ------------
                                                    (In millions)
        Retail............................... $     92,322 $     92,352
        Group, Voluntary & Worksite Benefits.       28,517       27,480
        Corporate Benefit Funding............       93,051       83,752
        Corporate & Other....................          475          481
                                              ------------ ------------
         Total............................... $    214,365 $    204,065
                                              ============ ============

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
-------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium
                             reserves for death and endowment
                             policy benefits (calculated based
                             upon the non-forfeiture interest
                             rate, ranging from 3% to 7%, and
                             mortality rates guaranteed in
                             calculating the cash surrender values
                             described in such contracts); and
                             (ii) the liability for terminal
                             dividends.
-------------------------------------------------------------------
Non-participating life       Aggregate of the present value of
                             expected future benefit payments and
                             related expenses less the present
                             value of expected future net
                             premiums. Assumptions as to mortality
                             and persistency are based upon the
                             Company's experience when the basis
                             of the liability is established.
                             Interest rate assumptions for the
                             aggregate future policy benefit
                             liabilities range from 2% to 10%.
-------------------------------------------------------------------
Individual and group         Present value of expected future
traditional fixed annuities  payments. Interest rate assumptions
after annuitization          used in establishing such liabilities
                             range from 1% to 11%.
-------------------------------------------------------------------
Non-medical health           The net level premium method and
insurance                    assumptions as to future morbidity,
                             withdrawals and interest, which
                             provide a margin for adverse
                             deviation. Interest rate assumptions
                             used in establishing such liabilities
                             range from 4% to 7%.
-------------------------------------------------------------------
Disabled lives               Present value of benefits method and
                             experience assumptions as to claim
                             terminations, expenses and interest.
                             Interest rate assumptions used in
                             establishing such liabilities range
                             from 2% to 8%.
-------------------------------------------------------------------

  Participating business represented 5% and 6% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 29%, 32% and 32% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   .  Present value of expected death
          death even if the account value is     benefits in excess of the
          reduced to zero.                       projected account balance
                                                 recognizing the excess ratably
                                                 over the accumulation period based
                                                 on the present value of total
                                                 expected assessments.
------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    .  Assumptions are consistent with
          available for an additional fee.       those used for amortizing DAC, and
                                                 are thus subject to the same
                                                 variability and risk.

                                              .  Investment performance and
                                                 volatility assumptions are
                                                 consistent with the historical
                                                 experience of the appropriate
                                                 underlying equity index, such as
                                                 the S&P 500 Index.

                                              .  Benefit assumptions are based on
                                                 the average benefits payable over
                                                 a range of scenarios.
------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    .  Present value of expected income
          determined at the time of issuance     benefits in excess of the
          of the variable annuity contract,      projected account balance at any
          a minimum accumulation of purchase     future date of annuitization and
          payments, even if the account          recognizing the excess ratably
          value is reduced to zero, that can     over the accumulation period based
          be annuitized to receive a monthly     on present value of total expected
          income stream that is not less         assessments.
          than a specified amount.
       .  Certain contracts also provide for  .  Assumptions are consistent with
          a guaranteed lump sum return of        those used for estimating GMDBs
          purchase premium in lieu of the        liabilities.
          annuitization benefit.

                                              .  Calculation incorporates an
                                                 assumption for the percentage of
                                                 the potential annuitizations that
                                                 may be elected by the
                                                 contractholder.
------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    .  Expected value of the life
          partial withdrawals, even if the       contingent payments and expected
          account value is reduced to zero,      assessments using assumptions
          provided that cumulative               consistent with those used for
          withdrawals in a contract year do      estimating the GMDBs liabilities.
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                                                              Universal and Variable
                                                                            Annuity Contracts    Life Contracts
                                                                            ----------------  ---------------------
                                                                                              Secondary    Paid-Up
                                                                             GMDBs    GMIBs   Guarantees  Guarantees  Total
                                                                            -------  -------- ----------  ---------- --------
                                                                                             (In millions)
Direct
Balance at January 1, 2010................................................. $    57  $     89  $    67     $    21   $    234
Incurred guaranteed benefits...............................................      10        24      179          28        241
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      61       113      246          49        469
Incurred guaranteed benefits...............................................      30        45       15           9         99
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      84       158      261          58        561
Incurred guaranteed benefits...............................................      31       174       79          10        294
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $   109  $    332  $   340     $    68   $    849
                                                                            =======  ========  =======     =======   ========
Ceded
Balance at January 1, 2010................................................. $    37  $     28  $    44     $     8   $    117
Incurred guaranteed benefits...............................................      13         8      165          26        212
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      44        36      209          34        323
Incurred guaranteed benefits...............................................      25        16        3           7         51
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      62        52      212          41        367
Incurred guaranteed benefits...............................................      30        58       53           6        147
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    86  $    110  $   265     $    47   $    508
                                                                            =======  ========  =======     =======   ========
Net
Balance at January 1, 2010................................................. $    20  $     61  $    23     $    13   $    117
Incurred guaranteed benefits...............................................     (3)        16       14           2         29
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      17        77       37          15        146
Incurred guaranteed benefits...............................................       5        29       12           2         48
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      22       106       49          17        194
Incurred guaranteed benefits...............................................       1       116       26           4        147
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    23  $    222  $    75     $    21   $    341
                                                                            =======  ========  =======     =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,623 $  18,240
                      Balanced........    19,235    14,368
                      Bond............     4,771     4,221
                      Specialty.......       852       787
                      Money Market....       192       211
                                       --------- ---------
                       Total.......... $  44,673 $  37,827
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                         In the          At             In the
                     Event of Death Annuitization   Event of Death At Annuitization
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Annuity Contracts
  (1)
Variable Annuity
  Guarantees
Total contract
  account value.....  $    55,469    $    24,229     $    48,671     $    18,378
Separate account
  value.............  $    43,327    $    22,963     $    36,327     $    17,024
Net amount at risk..  $       902    $      845 (2)  $     1,894     $   413 (2)
Average attained
  age of
  contractholders...     64 years       60 years        63 years        60 years
Two Tier Annuities
General account
  value.............          N/A    $       274             N/A     $       276
Net amount at risk..          N/A    $        48             N/A     $        49
Average attained
  age of
  contractholders...          N/A       64 years             N/A        63 years

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                       Secondary       Paid-Up        Secondary        Paid-Up
                       Guarantees    Guarantees       Guarantees      Guarantees
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Universal and
  Variable Life
  Contracts (1)
Account value
  (general and
  separate account).  $     6,958    $     1,163     $     6,535     $     1,206
Net amount at risk..  $    85,216    $     9,299     $    88,999     $     9,977
Average attained
  age of
  policyholders.....     52 years       59 years        51 years        58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $1.9 billion and $2.6 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2012, 2011 and 2010, the Company issued $24.7 billion, $27.4 billion and $15.0 billion, respectively, and repaid $21.5 billion, $28.2 billion and $12.3 billion, respectively, of such funding agreements. At December 31, 2012 and 2011, liabilities for funding agreements outstanding, which are included in PABs, were $23.9 billion and $20.1 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2012   2011
                                           ------ ------
                                           (In millions)
                       FHLB of New York... $  736 $  658
                       FHLB of Des Moines. $   55 $   31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                  Liability              Collateral
                             ------------------- --------------------------
                                              December 31,
                             ----------------------------------------------
                               2012      2011        2012         2011
                             --------- --------- ------------ -------------
                                             (In millions)
     FHLB of New York (1)... $  13,512 $  11,655 $  14,611(2) $  13,002 (2)
     Farmer Mac (3)......... $   2,550 $   2,550 $      2,929 $       2,927
     FHLB of Des Moines (1). $   1,000 $     475 $   1,298(2) $     662 (2)

--------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                     Years Ended December 31,
                                                    --------------------------
                                                      2012     2011     2010
                                                    -------- -------- --------
                                                          (In millions)
 Balance at January 1,............................. $  6,622 $  6,539 $  6,302
   Less: Reinsurance recoverables..................      324      448      354
                                                    -------- -------- --------
 Net balance at January 1,.........................    6,298    6,091    5,948
                                                    -------- -------- --------
 Incurred related to:
   Current year....................................    4,320    3,856    3,733
   Prior years.....................................     (42)     (79)       13
                                                    -------- -------- --------
    Total incurred.................................    4,278    3,777    3,746
                                                    -------- -------- --------
 Paid related to:
   Current year....................................  (2,626)  (2,282)  (2,244)
   Prior years.....................................  (1,425)  (1,288)  (1,359)
                                                    -------- -------- --------
    Total paid.....................................  (4,051)  (3,570)  (3,603)
                                                    -------- -------- --------
 Net balance at December 31,.......................    6,525    6,298    6,091
 Add: Reinsurance recoverables.....................      301      324      448
                                                    -------- -------- --------
 Balance at December 31,........................... $  6,826 $  6,622 $  6,539
                                                    ======== ======== ========

  During 2012 and 2011, claims and claim adjustment expenses associated with prior years decreased by $42 million and $79 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.7 billion and $62.7 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $49.3 billion and $44.0 billion at December 31, 2012 and 2011, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.80% and 3.12% at December 31, 2012 and 2011, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2012     2011     2010
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  6,244 $  6,640 $  7,639
Capitalizations.......................................................      632      724      640
Amortization related to:
  Net investment gains (losses).......................................    (270)     (88)    (108)
  Other expenses......................................................    (709)    (777)    (687)
                                                                       -------- -------- --------
   Total amortization.................................................    (979)    (865)    (795)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................    (145)    (255)    (844)
                                                                       -------- -------- --------
Balance at December 31,...............................................    5,752    6,244    6,640
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       97      115      136
Amortization related to:
  Other expenses......................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
   Total amortization.................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      (5)      (8)      (7)
                                                                       -------- -------- --------
Balance at December 31,...............................................       80       97      115
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  5,832 $  6,341 $  6,755
                                                                       ======== ======== ========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                                         December 31,
                                                                       -----------------
                                                                         2012     2011
                                                                       -------- --------
                                                                         (In millions)
Retail................................................................ $  5,407 $  5,921
Group, Voluntary & Worksite Benefits..................................      337      342
Corporate Benefit Funding.............................................       88       76
Corporate & Other.....................................................       --        2
                                                                       -------- --------
  Total............................................................... $  5,832 $  6,341
                                                                       ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2012     2011    2010
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  184   $  190  $  173
                Capitalization.............     22       29      42
                Amortization...............   (26)     (35)    (25)
                                             ------  ------  ------
                Balance at December 31,.... $  180   $  184  $  190
                                             ======  ======  ======

                VODA and VOCRA
                Balance at January 1,...... $  378   $  400  $  412
                Acquisitions...............     --       --       7
                Amortization...............   (25)     (22)    (19)
                                             ------  ------  ------
                Balance at December 31,.... $  353   $  378  $  400
                                             ======  ======  ======
                Accumulated amortization... $  104   $   79  $   57
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA   VODA and VOCRA
                                            ------- --------------
                                                (In millions)
             2013.......................... $    11 $          28
             2014.......................... $     9 $          30
             2015.......................... $     8 $          30
             2016.......................... $     4 $          30
             2017.......................... $     5 $          28

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For other policies within the Group, Voluntary and Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company has reinsured with an unaffiliated third-party reinsurer 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                 Years Ended December 31,
                                                               -----------------------------
                                                                 2012      2011      2010
                                                               --------- --------- ---------
                                                                       (In millions)
Premiums:
Direct premiums............................................... $  19,821 $  18,435 $  18,793
Reinsurance assumed...........................................     1,350     1,240     1,155
Reinsurance ceded.............................................   (1,291)   (1,387)   (1,429)
                                                               --------- --------- ---------
 Net premiums................................................. $  19,880 $  18,288 $  18,519
                                                               ========= ========= =========
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $   2,763 $   2,686 $   2,627
Reinsurance assumed...........................................        39        38        13
Reinsurance ceded.............................................     (563)     (522)     (565)
                                                               --------- --------- ---------
 Net universal life and investment-type product policy fees... $   2,239 $   2,202 $   2,075
                                                               ========= ========= =========
Other revenues:
Direct other revenues......................................... $     887 $     836 $     750
Reinsurance assumed...........................................       (6)       (6)       (5)
Reinsurance ceded.............................................       849       978       980
                                                               --------- --------- ---------
 Net other revenues........................................... $   1,730 $   1,808 $   1,725
                                                               ========= ========= =========
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  22,677 $  21,100 $  21,246
Reinsurance assumed...........................................     1,208     1,069     1,235
Reinsurance ceded.............................................   (1,616)   (1,488)   (1,774)
                                                               --------- --------- ---------
 Net policyholder benefits and claims......................... $  22,269 $  20,681 $  20,707
                                                               ========= ========= =========
Other expenses:
Direct other expenses......................................... $   5,328 $   5,280 $   5,167
Reinsurance assumed...........................................       479       458       462
Reinsurance ceded.............................................       587       733       653
                                                               --------- --------- ---------
 Net other expenses........................................... $   6,394 $   6,471 $   6,282
                                                               ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2012                                     2011
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other
 receivables...................... $    1,613 $    480 $  22,628 $   24,721 $    1,383 $    485 $  26,113 $   27,981
Deferred policy acquisition costs
 and value of business
 acquired.........................      5,685      460     (313)      5,832      6,337      386     (382)      6,341
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    7,298 $    940 $  22,315 $   30,553 $    7,720 $    871 $  25,731 $   34,322
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities:
Future policy benefits............ $  112,264 $  1,722 $      -- $  113,986 $  107,713 $  1,620 $      -- $  109,333
Policyholder account balances.....     94,454      262        --     94,716     88,557      299        --     88,856
Other policy-related balances.....      5,401      291      (29)      5,663      5,631      294      (49)      5,876
Other liabilities.................      9,544    7,327    17,070     33,941      8,068    7,574    20,972     36,614
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  221,663 $  9,602 $  17,041 $  248,306 $  209,969 $  9,787 $  20,923 $  240,679
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.9 billion and $17.9 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on reinsurance were $6.9 billion and $7.0 billion at December 31, 2012 and 2011, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                                  Years Ended December 31,
                                                                                 --------------------------
                                                                                   2012     2011     2010
                                                                                 -------- -------- --------
                                                                                       (In millions)
Premiums:
Reinsurance assumed............................................................. $    319 $    169 $     88
Reinsurance ceded...............................................................     (54)     (51)     (63)
                                                                                 -------- -------- --------
  Net premiums.................................................................. $    265 $    118 $     25
                                                                                 ======== ======== ========
Universal life and investment-type product policy fees:
Reinsurance assumed............................................................. $     39 $     38 $     13
Reinsurance ceded...............................................................    (216)    (170)    (230)
                                                                                 -------- -------- --------
  Net universal life and investment-type product policy fees.................... $  (177) $  (132) $  (217)
                                                                                 ======== ======== ========
Other revenues:
Reinsurance assumed............................................................. $    (6) $    (7) $    (5)
Reinsurance ceded...............................................................      790      916      908
                                                                                 -------- -------- --------
  Net other revenues............................................................ $    784 $    909 $    903
                                                                                 ======== ======== ========
Policyholder benefits and claims:
Reinsurance assumed............................................................. $    334 $    175 $    112
Reinsurance ceded...............................................................    (177)    (121)    (129)
                                                                                 -------- -------- --------
  Net policyholder benefits and claims.......................................... $    157 $     54 $   (17)
                                                                                 ======== ======== ========
Other expenses:
Reinsurance assumed............................................................. $    357 $    352 $    362
Reinsurance ceded...............................................................      789      914      824
                                                                                 -------- -------- --------
  Net other expenses............................................................ $  1,146 $  1,266 $  1,186
                                                                                 ======== ======== ========

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2012               2011
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other receivables (1)......... $     85 $  16,925 $     44 $  20,469
Deferred policy acquisition costs and value of business
  acquired..............................................      435     (266)      359     (286)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    520 $  16,659 $    403 $  20,183
                                                         ======== ========= ======== =========
Liabilities:
Future policy benefits.................................. $    567 $      -- $    442 $      --
Policyholder account balances...........................      251        --      266        --
Other policy-related balances...........................       57      (29)       59      (49)
Other liabilities (1)...................................    6,906    14,652    7,114    18,707
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,781 $  14,623 $  7,881 $  18,658
                                                         ======== ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $29 million and $20 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, ($29) million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.4 billion and $1.2 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $14 million, $727 million and ($66) million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.4 billion and $1.5 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivative were $135 million, ($811) million and ($596) million for the years ended
December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.5 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion and $15.7 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on affiliated reinsurance were $6.8 billion and $6.9 billion at December 31, 2012 and 2011, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2012      2011
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,586 $  43,169
Other policy-related balances.....................................................       298       358
Policyholder dividends payable....................................................       466       514
Policyholder dividend obligation..................................................     3,828     2,919
Other liabilities.................................................................       602       613
                                                                                   --------- ---------
   Total closed block liabilities.................................................    47,780    47,573
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    30,546    30,407
 Equity securities available-for-sale, at estimated fair value....................        41        35
 Mortgage loans...................................................................     6,192     6,206
 Policy loans.....................................................................     4,670     4,657
 Real estate and real estate joint ventures.......................................       459       364
 Other invested assets............................................................       953       857
                                                                                   --------- ---------
   Total investments..............................................................    42,861    42,526
Cash and cash equivalents.........................................................       381       249
Accrued investment income.........................................................       481       509
Premiums, reinsurance and other receivables.......................................       107       109
Current income tax recoverable....................................................         2        53
Deferred income tax assets........................................................       319       362
                                                                                   --------- ---------
     Total assets designated to the closed block..................................    44,151    43,808
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,629     3,765
                                                                                   --------- ---------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax..........................     2,891     2,394
 Unrealized gains (losses) on derivatives, net of income tax......................         9        11
 Allocated to policyholder dividend obligation, net of income tax.................   (2,488)   (1,897)
                                                                                   --------- ---------
Total amounts included in accumulated other comprehensive income (loss)...........       412       508
                                                                                   --------- ---------
       Maximum future earnings to be recognized from closed block assets and
         liabilities.............................................................. $   4,041 $   4,273
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                  Years Ended December 31,
                                                                                 ---------------------------
                                                                                    2012      2011    2010
                                                                                 ---------- -------- -------
                                                                                        (In millions)
Balance at January 1,........................................................... $    2,919 $    876 $    --
Change in unrealized investment and derivative gains (losses)...................        909    2,043     876
                                                                                 ---------- -------- -------
Balance at December 31,......................................................... $    3,828 $  2,919 $   876
                                                                                 ========== ======== =======

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  2,139 $  2,306 $  2,461
Net investment income....................................................    2,188    2,231    2,292
Net investment gains (losses)............................................       61       32       39
Net derivative gains (losses)............................................     (12)        8     (27)
                                                                          -------- -------- --------
   Total revenues........................................................    4,376    4,577    4,765
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,783    2,991    3,115
Policyholder dividends...................................................    1,072    1,137    1,235
Other expenses...........................................................      179      193      199
                                                                          -------- -------- --------
   Total expenses........................................................    4,034    4,321    4,549
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      342      256      216
Provision for income tax expense (benefit)...............................      120       89       71
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      222      167      145
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       10        1        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    232 $    168 $    146
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

  Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, CMBS and ABS.

                                          December 31, 2012                             December 31, 2011
                            --------------------------------------------- ---------------------------------------------
                                          Gross Unrealized                               Gross Unrealized
                             Cost or  ------------------------- Estimated  Cost or   ------------------------- Estimated
                            Amortized          Temporary  OTTI    Fair    Amortized           Temporary  OTTI    Fair
                              Cost     Gains    Losses   Losses   Value     Cost      Gains    Losses   Losses   Value
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
                                                                   (In millions)
Fixed Maturity Securities:
U.S. corporate............. $  59,587 $  7,717 $    304  $  --  $  67,000 $  56,298  $  6,113 $    715  $  --  $  61,696
U.S. Treasury and agency...    28,252    4,408        9     --     32,651    21,572     4,272       --     --     25,844
Foreign corporate (1)......    27,231    3,128      126    (1)     30,234    27,298     2,400      551      1     29,146
RMBS.......................    23,792    1,716      226    257     25,025    25,445     1,564      766    524     25,719
CMBS.......................     9,264      559       37     --      9,786     8,750       473      114      4      9,105
ABS (1)....................     8,025      205      105     --      8,125     6,589       156      166    (7)      6,586
State and political
 subdivision...............     5,554    1,184       18     --      6,720     5,387       842       47     --      6,182
Foreign government.........     3,052    1,086        3     --      4,135     3,037       915       52     --      3,900
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total fixed maturity
  securities............... $ 164,757 $ 20,003 $    828  $ 256  $ 183,676 $ 154,376  $ 16,735 $  2,411  $ 522  $ 168,178
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========
Equity Securities:
Common..................... $   1,013 $     33 $      5  $  --  $   1,041 $     830  $     32 $      6  $  --  $     856
Non-redeemable preferred...       528       41      111     --        458       549        11      138     --        422
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total equity securities... $   1,541 $     74 $    116  $  --  $   1,499 $   1,379  $     43 $    144  $  --  $   1,278
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


--------

(1)OTTI losses, as presented above, represent the noncredit portion of OTTI losses that is included in AOCI. OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for foreign corporate securities was in an unrealized gain position of $1 million at December 31, 2012 and $7 million for ABS at December 31, 2011, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  The Company held non-income producing fixed maturity securities with an estimated fair value of $41 million and $7 million with unrealized gains (losses) of $6 million and ($3) million at December 31, 2012 and 2011, respectively.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2012                  2011
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $   12,671 $   12,796 $    8,089 $    8,159
Due after one year through five years.............     30,187     32,160     26,375     27,486
Due after five years through ten years............     34,983     40,009     34,660     38,517
Due after ten years...............................     45,835     55,775     44,468     52,606
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    123,676    140,740    113,592    126,768
Structured securities (RMBS, CMBS and ABS)........     41,081     42,936     40,784     41,410
                                                   ---------- ---------- ---------- ----------
   Total fixed maturity securities................ $  164,757 $  183,676 $  154,376 $  168,178
                                                   ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                              December 31, 2012                         December 31, 2011
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................... $  2,567    $   58   $  2,507    $  246   $   5,669  $    204  $  3,170   $    511
U.S. Treasury and agency.........    1,576         9         --        --       2,189        --        --         --
Foreign corporate................      758        34      1,381        91       4,560       334     1,258        218
RMBS.............................      639        18      3,098       465       2,647       407     3,241        883
CMBS.............................      727         5        308        32         709        66       365         52
ABS..............................    1,246        22        697        83       2,557        45       608        114
State and political
 subdivision.....................       92         1        103        17          31        --       169         47
Foreign government...............      106         1         27         2         499        44        88          8
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total fixed maturity
   securities.................... $  7,711    $  148   $  8,121    $  936   $  18,861  $  1,100  $  8,899   $  1,833
                                  ========    ======   ========    ======   =========  ========  ========   ========
Equity Securities:
Common........................... $     62    $    5   $      1    $   --   $       4  $      6  $     --   $     --
Non-redeemable preferred.........       --        --        190       111         126        14       238        124
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total equity securities........ $     62    $    5   $    191    $  111   $     130  $     20  $    238   $    124
                                  ========    ======   ========    ======   =========  ========  ========   ========
Total number of securities in an
 unrealized loss position........      622                  637                 1,412                 819
                                  ========             ========             =========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in
       (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $1.8 billion during the year ended December 31, 2012 from $2.9 billion to $1.1 billion. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $389 million of the total $1.1 billion of gross unrealized losses were from 102 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $172 million, or 44%, are related to gross unrealized losses on 50 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $217 million, or 56%, are related to gross unrealized losses on 52 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), ABS (primarily collateralized debt obligations) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Equity securities in an unrealized loss position decreased $28 million during the year ended December 31, 2012 from $144 million to $116 million. Of the $116 million, $99 million were from 13 equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, of which 90% were financial services industry investment grade non-redeemable preferred stock, of which 75% were rated A, AA, or AAA.

Trading and FVO Securities

  See Note 10 for tables that present the four categories of securities that comprise trading and FVO securities. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and FVO securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                        December 31,
                                         ------------------------------------------
                                                 2012                  2011
                                         --------------------  --------------------
                                           Carrying     % of     Carrying     % of
                                             Value      Total      Value      Total
                                         ------------- ------  ------------- ------
                                         (In millions)         (In millions)
Mortgage loans:
  Commercial............................   $  33,369    74.7 %   $  32,774    74.7 %
  Agricultural..........................      11,487     25.7       11,498     26.2
  Residential...........................         105      0.3            1       --
                                           ---------   ------    ---------   ------
   Subtotal (1).........................      44,961    100.7       44,273    100.9
  Valuation allowances..................       (304)    (0.7)        (393)    (0.9)
                                           ---------   ------    ---------   ------
   Total mortgage loans, net............   $  44,657   100.0 %   $  43,880   100.0 %
                                           =========   ======    =========   ======

--------

(1)In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank"). The Company purchased $64 million of commercial mortgage loans during the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2012                                          2011
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     441   $     181     $   --    $     622 $      73   $     159     $    --   $     232
  Evaluated collectively for
   credit losses...............    32,928      11,306        105       44,339    32,701      11,339           1      44,041
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total mortgage loans........    33,369      11,487        105       44,961    32,774      11,498           1      44,273
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
Valuation allowances:
  Specific credit losses.......        84          21         --          105        44          45          --          89
  Non-specifically identified
   credit losses...............       172          27         --          199       274          30          --         304
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total valuation
    allowances.................       256          48         --          304       318          75          --         393
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
    Mortgage loans, net of
     valuation
     allowance................. $  33,113   $  11,439     $  105    $  44,657 $  32,456   $  11,423     $     1   $  43,880
                                ========== ============ =========== ========= ========== ============ =========== =========

  Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                            Commercial Agricultural  Total
                                            ---------- ------------ --------
                                                     (In millions)
   Balance at January 1, 2010..............  $    492    $   102    $    594
   Provision (release).....................      (39)         12        (27)
   Charge-offs, net of recoveries..........      (12)       (33)        (45)
                                            ---------- ------------ --------
   Balance at December 31, 2010............       441         81         522
   Provision (release).....................     (111)        (2)       (113)
   Charge-offs, net of recoveries..........      (12)        (4)        (16)
                                            ---------- ------------ --------
   Balance at December 31, 2011............       318         75         393
   Provision (release).....................      (50)          2        (48)
   Charge-offs, net of recoveries..........      (12)       (24)        (36)
   Transfer to held-for-sale...............        --        (5)         (5)
                                            ---------- ------------ --------
   Balance at December 31, 2012............  $    256    $    48    $    304
                                            ========== ============ ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans. For evaluations of residential loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status which is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                      Recorded Investment
                       -------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------            % of     Estimated    % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total    Total   Fair Value    Total
                       --------- ------------- -------- --------- ------  ------------- ------
                                     (In millions)                        (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7 %   $  27,894    78.8 %
65% to 75%............     4,254        641         108     5,003   15.0        5,218     14.7
76% to 80%............       448        123         259       830    2.5          863      2.4
Greater than 80%......       847        501         255     1,603    4.8        1,451      4.1
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0 %   $  35,426   100.0 %
                       =========   ========    ======== ========= ======    =========   ======
December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $  20,510   $    389    $    332 $  21,231  64.8 %   $  22,547    66.1 %
65% to 75%............     6,919        237         268     7,424   22.6        7,734     22.6
76% to 80%............       950         98         200     1,248    3.8        1,251      3.7
Greater than 80%......     1,880        674         317     2,871    8.8        2,588      7.6
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,259   $  1,398    $  1,117 $  32,774 100.0 %   $  34,120   100.0 %
                       =========   ========    ======== ========= ======    =========   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                            ----------------------------------------------
                                     2012                    2011
                            ----------------------  ----------------------
                              Recorded      % of      Recorded      % of
                             Investment     Total    Investment     Total
                            ------------- --------  ------------- --------
                            (In millions)           (In millions)
     Loan-to-value ratios:
     Less than 65%.........   $  10,628      92.5 %   $  10,378      90.2 %
     65% to 75%............         514        4.5          732        6.4
     76% to 80%............          92        0.8           12        0.1
     Greater than 80%......         253        2.2          376        3.3
                            ------------- --------  ------------- --------
      Total................   $  11,487     100.0 %   $  11,498     100.0 %
                            ============= ========  ============= ========

  The estimated fair value of agricultural mortgage loans was $11.8 billion and $11.9 billion at December 31, 2012 and 2011, respectively.

Credit Quality of Residential Mortgage Loans

  All residential mortgage loans were performing at both December 31, 2012 and 2011; accordingly, residential mortgage loan data is not presented in the following past due, impaired and troubled debt restructuring tables. The estimated fair value of residential mortgage loans was $109 million and $1 million at December 31, 2012 and 2011, respectively.

Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial and residential mortgage loans -- 60 days; and agricultural mortgage loans -- 90 days. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                                                Greater than 90 Days Past Due
                                                      Past Due                   and Still Accruing Interest
                                         ----------------------------------- -----------------------------------
                                         December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
                                         ----------------- ----------------- ----------------- -----------------
                                                                                        (In millions)
Commercial..............................     $      --         $      63         $     --          $     --
Agricultural............................           116               139               53                27
                                         ----------------- ----------------- ----------------- -----------------
  Total.................................     $     116         $     202         $     53          $     27
                                         ================= ================= ================= =================

                                                  Nonaccrual Status
                                         -----------------------------------
                                         December 31, 2012 December 31, 2011
                                         ----------------- -----------------

Commercial..............................     $      83         $      63
Agricultural............................            67               150
                                         ----------------- -----------------
  Total.................................     $     150         $     213
                                         ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Impaired Mortgage Loans

  Information regarding impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the periods ended:

                                                                 Loans without
                         Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                     ---------------------------------------- --------------------  --------------------------------------
                      Unpaid                                   Unpaid                Unpaid             Average
                     Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
December 31,          Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
-------------------  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                 (In millions)
2012:
Commercial..........  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural........     110        107         21        86       79          74       189       160       201        8
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========
2011:
Commercial..........  $   73     $   73     $   44    $   29   $  225      $  209    $  298    $  238    $  257    $   5
Agricultural........     160        159         45       114       62          60       222       174       239        3
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  233     $  232     $   89    $  143   $  287      $  269    $  520    $  412    $  496    $   8
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========

  Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $126 million and $259 million, respectively, for the year ended December 31, 2010; and interest income recognized for commercial and agricultural mortgage loans was $4 million and $8 million, respectively, for the year ended December 31, 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                 For the Years Ended December 31,
              -------------------------------------------------------------------------------
                             2012                                    2011
              --------------------------------------- ---------------------------------------
              Number of                               Number of
              Mortgage  Carrying Value after Specific Mortgage  Carrying Value after Specific
                Loans      Valuation Allowance          Loans      Valuation Allowance
              --------- ----------------------------- --------- -----------------------------
                            Pre-          Post-                     Pre-          Post-
                        Modification   Modification             Modification   Modification
                        ------------   ------------             ------------   ------------
                              (In millions)                           (In millions)
Commercial...     1       $    168       $    152         4       $    125       $     87
Agricultural.     5             17             16         9             40             40
              --------- ------------   ------------   --------- ------------   ------------
  Total......     6       $    185       $    168        13       $    165       $    127
              ========= ============   ============   ========= ============   ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. During the 12 months ended December 31, 2011, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged leases.

  Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                  December 31,
                                               -------------------
                                                 2012      2011
                                               -------- ----------
                                                  (In millions)
              Rental receivables, net......... $  1,465 $    1,761
              Estimated residual values.......      927      1,110
                                               -------- ----------
               Subtotal.......................    2,392      2,871
              Unearned income.................    (834)    (1,039)
                                               -------- ----------
               Investment in leveraged leases. $  1,558 $    1,832
                                               ======== ==========

  Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances, are as long as 33 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2012 and 2011, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $1.4 billion and $1.3 billion at December 31, 2012 and 2011, respectively.

The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2012     2011    2010
                                                        ------  ------  ------
                                                          (In millions)
    Income from investment in leveraged leases........ $   34   $  101  $  102
    Less: Income tax expense on leveraged leases......   (12)     (35)    (36)
                                                        ------  ------  ------
    Investment income after income tax from
      investment in leveraged leases.................. $   22   $   66  $   66
                                                        ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.1 billion and $1.2 billion at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2012      2011      2010
                                                                         --------- --------- --------
                                                                                (In millions)
Fixed maturity securities............................................... $  19,120 $  14,266 $  6,189
Fixed maturity securities with noncredit OTTI losses in accumulated
  other comprehensive income (loss).....................................     (256)     (522)    (419)
                                                                         --------- --------- --------
   Total fixed maturity securities......................................    18,864    13,744    5,770
Equity securities.......................................................      (13)      (98)     (66)
Derivatives.............................................................     1,052     1,293       90
Short-term investments..................................................       (2)      (10)     (13)
Other...................................................................        18        45       48
                                                                         --------- --------- --------
   Subtotal.............................................................    19,919    14,974    5,829
                                                                         --------- --------- --------
Amounts allocated from:
 Insurance liability loss recognition...................................   (5,120)   (3,495)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................        12        33       27
 DAC and VOBA...........................................................   (1,231)   (1,102)    (833)
 Policyholder dividend obligation.......................................   (3,828)   (2,919)    (876)
                                                                         --------- --------- --------
   Subtotal.............................................................  (10,167)   (7,483)  (2,108)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)...........        86       172      138
Deferred income tax benefit (expense)...................................   (3,498)   (2,794)  (1,440)
                                                                         --------- --------- --------
Net unrealized investment gains (losses)................................     6,340     4,869    2,419
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................       (1)       (1)      (1)
                                                                         --------- --------- --------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $   6,339 $   4,868 $  2,418
                                                                         ========= ========= ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2012          2011
                                                           --------      --------
                                                           (In millions)
      Balance, January 1,............................... $  (522)      $  (419)
      Noncredit OTTI losses recognized (1)..............     (22)          (17)
      Securities sold with previous noncredit OTTI loss.      122            85
      Subsequent changes in estimated fair value........      166         (171)
                                                           --------      --------
      Balance, December 31,............................. $  (256)      $  (522)
                                                           ========      ========

--------
(1)Noncredit OTTI losses recognized, net of DAC, were ($26) million and ($16) million for the years ended December 31, 2012 and 2011, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2012       2011      2010
                                                                         ---------- ---------- --------
                                                                                 (In millions)
Balance, beginning of period............................................ $    4,868 $    2,418 $  (612)
Cumulative effect of change in accounting principles, net of income tax.         --         --       10
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        266      (103)      155
Unrealized investment gains (losses) during the year....................      4,679      9,248    6,650
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................    (1,625)    (3,069)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................       (21)          6     (22)
 DAC and VOBA...........................................................      (129)      (269)    (829)
 Policyholder dividend obligation.......................................      (909)    (2,043)    (876)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..........       (86)         34     (46)
 Deferred income tax benefit (expense)..................................      (704)    (1,354)  (1,580)
                                                                         ---------- ---------- --------
Net unrealized investment gains (losses)................................      6,339      4,868    2,424
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --      (6)
                                                                         ---------- ---------- --------
Balance, end of period.................................................. $    6,339 $    4,868 $  2,418
                                                                         ========== ========== ========
Change in net unrealized investment gains (losses)...................... $    1,471 $    2,450 $  3,036
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................         --         --      (6)
                                                                         ---------- ---------- --------
Change in net unrealized investment gains (losses) attributable to
 Metropolitan Life Insurance Company.................................... $    1,471 $    2,450 $  3,030
                                                                         ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                      December 31,
                                                   -------------------
                                                     2012      2011
                                                   --------- ---------
                                                      (In millions)
          Securities on loan: (1)
            Amortized cost........................ $  16,224 $  13,595
            Estimated fair value.................. $  18,564 $  15,726
          Cash collateral on deposit from
            counterparties (2).................... $  19,036 $  15,870
          Security collateral on deposit from
            counterparties (3).................... $      46 $     188
          Reinvestment portfolio -- estimated
            fair value............................ $  19,392 $  15,803

--------

(1)Included within fixed maturity securities, equity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,555 $    976
 Invested assets pledged as collateral (1)...................   19,812   17,280
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 21,367 $ 18,256
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see
   Note 9).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI (see Note 1).

  The Company's PCI fixed maturity securities were as follows at:

                                                      December 31,
                                                    -----------------
                                                      2012     2011
                                                    -------- --------
                                                      (In millions)
           Outstanding principal and interest
             balance (1)........................... $  4,335 $  3,708
           Carrying value (2)...................... $  3,441 $  2,675

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                      Years Ended December 31,
                                                    --------------------------
                                                      2012          2011
                                                      --------      --------
                                                      (In millions)
           Contractually required payments
             (including interest).................. $  1,911      $  4,260
           Cash flows expected to be collected (1). $  1,436      $  3,603
           Fair value of investments acquired...... $    936      $  2,140

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                     Years Ended December 31,
                                                   --------------------------
                                                     2012          2011
                                                     ---------     --------
                                                     (In millions)
          Accretable yield, January 1,............ $   1,978     $    436
          Investments purchased...................       500        1,463
          Accretion recognized in earnings........     (181)         (97)
          Disposals...............................      (84)           --
          Reclassification (to) from
            nonaccretable difference..............       144          176
                                                     ---------     --------
          Accretable yield, December 31,.......... $   2,357     $  1,978
                                                     =========     ========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $7.5 billion at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.9 billion at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2011 and 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $259.4 billion and $229.7 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled
$22.2 billion at both December 31, 2012 and 2011. Aggregate net income (loss) of these entities totaled $16.5 billion, $8.4 billion and $16.5 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                      December 31,
                                          -------------------------------------
                                                 2012               2011
                                          ------------------ ------------------
                                          Total     Total    Total     Total
                                          Assets Liabilities Assets Liabilities
                                          ------ ----------- ------ -----------
                                                      (In millions)
 Other limited partnership interests..... $  189   $    1    $  203   $    1
 CSEs (assets (primarily securities) and
   liabilities (primarily debt)) (1).....     51       50       146      138
 Fixed maturity securities (2)...........    172       83        --       --
 Other invested assets...................     85       --       102        1
 Real estate joint ventures..............     11       14        16       18
                                          ------   ------    ------   ------
   Total................................. $  508   $  148    $  467   $  158
                                          ======   ======    ======   ======

--------

(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The assets and liabilities of these CSEs are primarily trading and FVO securities and long-term debt, respectively, and to a lesser extent include cash and cash equivalents and other liabilities. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2012 and 2011. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $4 million, $9 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million for the year ended December 31, 2012. There was no interest expense for both the years ended December 31, 2011 and 2010.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                         -------------------------------------------
                                                 2012                  2011
                                         --------------------- ---------------------
                                                     Maximum               Maximum
                                         Carrying   Exposure   Carrying   Exposure
                                          Amount   to Loss (1)  Amount   to Loss (1)
                                         --------- ----------- --------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS and
   ABS) (2)............................. $  42,936  $  42,936  $  41,410  $  41,410
  U.S. and foreign corporate............     2,566      2,566      2,379      2,379
Other limited partnership interests.....     2,966      3,880      2,537      3,259
Other invested assets...................     1,068      1,381        745      1,140
Real estate joint ventures..............        34         40         32         49
                                         ---------  ---------  ---------  ---------
   Total................................ $  49,570  $  50,803  $  47,103  $  48,237
                                         =========  =========  =========  =========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $315 million and $264 million at December 31, 2012 and 2011, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                                     Years Ended December 31,
                                                                   -----------------------------
                                                                     2012      2011      2010
                                                                   --------- --------- ---------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................ $   8,295 $   8,225 $   8,147
 Equity securities................................................        68        73        89
 Trading and FVO securities -- Actively Traded Securities and FVO
   general account securities (1).................................        77        29        72
 Mortgage loans...................................................     2,528     2,401     2,258
 Policy loans.....................................................       451       479       515
 Real estate and real estate joint ventures.......................       593       493       329
 Other limited partnership interests..............................       555       435       684
 Cash, cash equivalents and short-term investments................        19        12        15
 International joint ventures.....................................       (2)       (1)         9
 Other............................................................         7       112       111
                                                                   --------- --------- ---------
     Subtotal.....................................................    12,591    12,258    12,229
   Less: Investment expenses......................................       743       652       663
                                                                   --------- --------- ---------
     Subtotal, net................................................    11,848    11,606    11,566
                                                                   --------- --------- ---------
 FVO CSEs -- interest income:
   Securities.....................................................         4         9        15
                                                                   --------- --------- ---------
       Net investment income...................................... $  11,852 $  11,615 $  11,581
                                                                   ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $44 million, $2 million and $30 million for the years ended
   December 31, 2012, 2011, and 2010, respectively.

  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                                  ------------------------
                                                    2012      2011    2010
                                                  --------   ------ --------
                                                       (In millions)
     Total gains (losses) on fixed maturity
       securities:
       Total OTTI losses recognized -- by
        sector and industry:
        U.S. and foreign corporate
          securities -- by industry:
          Utility................................ $   (29)   $   -- $    (1)
          Finance................................     (21)     (37)    (117)
          Consumer...............................     (19)     (40)     (20)
          Communications.........................     (18)     (26)     (10)
          Industrial.............................      (4)      (8)       --
          Transportation.........................      (1)       --       --
                                                  --------   ------ --------
            Total U.S. and foreign corporate
              securities.........................     (92)    (111)    (148)
          RMBS...................................     (70)     (78)     (87)
          CMBS...................................     (28)      (9)     (59)
          ABS....................................      (2)     (28)     (66)
          Foreign government.....................       --      (1)       --
                                                  --------   ------ --------
       OTTI losses on fixed maturity
        securities recognized in earnings........    (192)    (227)    (360)
       Fixed maturity securities -- net
        gains (losses) on sales and disposals....       16      107      129
                                                  --------   ------ --------
          Total gains (losses) on fixed
            maturity securities..................    (176)    (120)    (231)
                                                  --------   ------ --------
     Total gains (losses) on equity
       securities:
       Total OTTI losses recognized -- by
        sector:
        Common...................................      (7)      (8)      (4)
        Non-redeemable preferred.................       --     (33)      (3)
                                                  --------   ------ --------
       OTTI losses on equity securities
        recognized in earnings...................      (7)     (41)      (7)
       Equity securities - net gains
        (losses) on sales and disposals..........       15       44       77
                                                  --------   ------ --------
        Total gains (losses) on equity
          securities.............................        8        3       70
                                                  --------   ------ --------
     Trading and FVO securities -- FVO
       general account securities -- changes
       in estimated fair value subsequent to
       consolidation.............................       11      (2)       --
     Mortgage loans..............................       84      133       59
     Real estate and real estate joint
       ventures..................................     (27)      133     (33)
     Other limited partnership interests.........     (35)       11      (5)
     Other investment portfolio gains
       (losses)..................................    (192)      (4)       36
                                                  --------   ------ --------
        Subtotal -- investment portfolio
          gains (losses).........................    (327)      154    (104)
                                                  --------   ------ --------
     FVO CSEs -- changes in estimated fair
       value subsequent to consolidation:
       Securities................................       --       --     (78)
       Long-term debt -- related to
        securities...............................      (7)      (8)       48
     Non-investment portfolio gains (losses).....        4     (14)     (36)
                                                  --------   ------ --------
        Subtotal FVO CSEs and non-investment
          portfolio gains (losses)...............      (3)     (22)     (66)
                                                  --------   ------ --------
          Total net investment gains (losses).... $  (330)   $  132 $  (170)
                                                  ========   ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $2 million, $21 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                     Years Ended December 31,
                                              -----------------------------------------------------------------------
                                                2012     2011     2010   2012  2011  2010    2012     2011     2010
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
                                              Fixed Maturity Securities  Equity Securities           Total
                                              -------------------------- ----------------- --------------------------
                                                                           (In millions)
Proceeds..................................... $ 29,472 $ 34,015 $ 30,817 $ 126 $ 771 $ 429 $ 29,598 $ 34,786 $ 31,246
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains....................... $    327 $    445 $    544 $  23 $  86 $  88 $    350 $    531 $    632
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses......................    (311)    (338)    (415)   (8)  (42)  (11)    (319)    (380)    (426)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses recognized in earnings:
 Credit-related..............................    (125)    (183)    (334)    --    --    --    (125)    (183)    (334)
 Other (1)...................................     (67)     (44)     (26)   (7)  (41)   (7)     (74)     (85)     (33)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses recognized in earnings..    (192)    (227)    (360)   (7)  (41)   (7)    (199)    (268)    (367)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Net investment gains (losses)............. $  (176) $  (120) $  (231) $   8 $   3 $  70 $  (168) $  (117) $  (161)
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                             Years Ended December 31,
                                                                                           --------------------------
                                                                                             2012          2011
                                                                                             --------      --------
                                                                                             (In millions)
Balance, at January 1,.................................................................... $    316      $    330
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously impaired.       38            33
 Additional impairments -- credit loss OTTI recognized on securities previously impaired..       45            68
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI............................................................     (95)          (82)
 Securities impaired to net present value of expected future cash flows...................     (17)          (24)
 Increases in cash flows -- accretion of previous credit loss OTTI........................      (2)           (9)
                                                                                             --------      --------
Balance, at December 31,.................................................................. $    285      $    316
                                                                                             ========      ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011     2010
                                                    -----   ------  ------
                                                      (In millions)
          Estimated fair value of invested assets
            transferred to affiliates............. $   4   $  170   $  444
          Amortized cost of invested assets
            transferred to affiliates............. $   4   $  164   $  431
          Net investment gains (losses)
            recognized on transfers............... $  --   $    6   $   13
          Estimated fair value of invested assets
            transferred from affiliates........... $  --   $  132   $  582

  The Company purchased from MetLife Bank, an affiliate, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2012 and 2011. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016,
$150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due
December 16, 2021. Net investment income from these loans was $93 million, $69 million and $59 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2012 and 2011. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $158 million, $164 million and $107 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of $4 million, $3 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  To a lesser extent the Company uses currency options in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Equity Derivatives

  To a lesser extent, the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                    December 31,
                                                            -------------------------------------------------------------
                                                                         2012                           2011
                                                            ------------------------------- -----------------------------
                                                                       Estimated Fair Value          Estimated Fair Value
                                                             Notional  -------------------- Notional --------------------
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount   Assets  Liabilities
-                          -------------------------------- ---------- -------- ----------- -------- -------- -----------
                                                                                    (In millions)
Derivatives
Designated as Hedging
Instruments
Fair value hedges:
  Interest rate swaps.....       Interest rate............. $    4,824 $  1,893  $     79   $  4,259 $  1,849  $     86
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      3,064      332        71      2,622      312        79
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................         7,888    2,225       150      6,881    2,161       165
                                                            ---------- --------  --------   -------- --------  --------
Cash flow hedges:
  Interest rate swaps.....       Interest rate.............      2,984      606        --      2,875      852        --
  Interest rate forwards..       Interest rate.............        265       58        --        345       81        --
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      7,595      198       246      5,135      314       160
  Credit forwards.........       Credit....................         --       --        --         20        4        --
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................        10,844      862       246      8,375    1,251       160
                                                            ---------- --------  --------   -------- --------  --------
    Total qualifying hedges............................         18,732    3,087       396     15,256    3,412       325
                                                            ---------- --------  --------   -------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging
Instruments
Interest rate swaps.......       Interest rate.............     41,008    1,978       854     28,935    1,908       866
Interest rate floors......       Interest rate.............     33,870      737       493     13,290      789        14
Interest rate caps........       Interest rate.............     40,434       63        --     38,532       83        --
Interest rate futures.....       Interest rate.............      2,476       --        10      2,675        6         2
Interest rate options.....       Interest rate.............      4,862      336         2      4,624      326        --
Interest rate forwards....       Interest rate.............         --       --        --        500       --        14
Synthetic GICs............       Interest rate.............      4,162       --        --      4,454       --        --
Foreign currency swaps....       Foreign currency
                                 exchange rate.............      6,411      137       532      5,392      241       410
Foreign currency forwards.       Foreign currency
                                 exchange rate.............      2,131       16        26      2,014       81        --
Currency options..........       Foreign currency
                                 exchange rate.............        129        1        --         --       --        --
Credit default swaps......       Credit....................      7,693       62        19      7,765       90        81
Equity options............       Equity market.............        630        1        --        135       --        --
                                                            ---------- --------  --------   -------- --------  --------
   Total non-designated or non-qualifying
    derivatives.........................................       143,806    3,331     1,936    108,316    3,524     1,387
                                                            ---------- --------  --------   -------- --------  --------
   Total................................................    $  162,538 $  6,418  $  2,332   $123,572 $  6,936  $  1,712
                                                            ========== ========  ========   ======== ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses)
        (1).................................... $   77 $  2,040 $    353
       Embedded derivatives....................    598    (462)    (619)
                                                ------ -------- --------
        Total net derivative gains (losses).... $  675 $  1,578 $  (266)
                                                ====== ======== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents earned income on derivatives for the:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2012     2011    2010
                                                   ------  ------  ------
                                                     (In millions)
         Qualifying hedges:
           Net investment income................. $  108   $   96  $   82
           Interest credited to policyholder
            account balances.....................    146      173     196
         Non-qualifying hedges:
           Net investment income.................    (6)      (8)     (4)
           Net derivative gains (losses).........    314      179      53
                                                  ------   ------  ------
            Total................................ $  562   $  440  $  327
                                                  ======   ======  ======

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                     Net          Net
                                                  Derivative   Investment
                                                Gains (Losses) Income (1)
                                                -------------- ----------
                                                      (In millions)
       For the Year Ended December 31, 2012:
       Interest rate derivatives...............   $    (83)     $    --
       Foreign currency exchange rate
         derivatives...........................       (252)          --
       Credit derivatives......................          33        (15)
       Equity derivatives......................          --        (12)
                                                -------------- ----------
         Total.................................   $   (302)     $  (27)
                                                ============== ==========
       For the Year Ended December 31, 2011:
       Interest rate derivatives...............   $   1,679     $    --
       Foreign currency exchange rate
         derivatives...........................         103          --
       Credit derivatives......................          13           5
       Equity derivatives......................          --        (14)
                                                -------------- ----------
         Total.................................   $   1,795     $   (9)
                                                -------------- ==========
       For the Year Ended December 31, 2010:
       Interest rate derivatives...............   $     149     $    --
       Foreign currency exchange rate
         derivatives...........................         106          --
       Credit derivatives......................          28         (2)
       Equity derivatives......................          13        (17)
                                                -------------- ----------
         Total.................................   $     296     $  (19)
                                                ============== ==========

--------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $         2   $         (3)    $      (1)
                           Policyholder liabilities (1).......          (72)              89            17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           (1)               1            --
                           Foreign-denominated PABs (2).......            32            (41)           (9)
                                                                 -----------   -------------    ----------
  Total.....................................................     $       (39)  $          46    $        7
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $      (18)   $          18    $       --
                           Policyholder liabilities (1).......         1,019           (994)            25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             1               3             4
                           Foreign-denominated PABs (2).......            28            (55)          (27)
                                                                 -----------   -------------    ----------
  Total.....................................................     $     1,030   $     (1,028)    $        2
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2010:
Interest rate swaps:       Fixed maturity securities..........   $      (13)   $          15    $        2
                           Policyholder liabilities (1).......           153           (150)             3
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            13            (13)            --
                           Foreign-denominated PABs (2).......            47            (34)            13
                                                                 -----------   -------------    ----------
  Total.....................................................     $       200   $       (182)    $       18
                                                                 ===========   =============    ==========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

probable of occurring within two months of the anticipated date, the Company reclassified $1 million, $3 million and $9 million from AOCI into net derivative gains (losses) for the years ended December 31, 2012, 2011 and 2010, respectively, related to such discontinued cash flow hedges.

  At December 31, 2012 and 2011, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and nine years, respectively.

  At December 31, 2012 and 2011, the balance in AOCI associated with cash flow hedges was $1.1 billion and $1.3 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                           Amount of Gains (Losses)       Amount and Location of Gains           Amount and Location
                           Deferred in Accumulated         (Losses) Reclassified from             of Gains (Losses)
Derivatives in Cash Flow  Other Comprehensive Income     Accumulated Other Comprehensive     Recognized in Income (Loss)
Hedging Relationships       (Loss) on Derivatives       Income (Loss) into Income (Loss)           on Derivatives
------------------------  -------------------------- --------------------------------------- ---------------------------
                             (Effective Portion)               (Effective Portion)              (Ineffective Portion)
                          -------------------------- --------------------------------------- ---------------------------
                                                     Net Derivative Net Investment  Other          Net Derivative
                                                     Gains (Losses)     Income     Expenses        Gains (Losses)
                                                     -------------- -------------- --------- ---------------------------
                                                                  (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps......   $                 (55)     $        3     $        4   $      --    $                   1
Interest rate forwards...                      (1)             --              2          --                       --
Foreign currency swaps...                    (187)            (7)            (5)          --                      (5)
Credit forwards..........                       --             --              1          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                (243)     $      (4)     $        2   $      --    $                 (4)
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2011:
Interest rate swaps......   $                  919     $       --     $        1   $      --    $                   1
Interest rate forwards...                      128             22              2          --                        2
Foreign currency swaps...                      166              7            (5)          --                        1
Credit forwards..........                       18              1             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                1,231     $       30     $      (2)   $      --    $                   4
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2010:
Interest rate swaps......   $                   90     $       --     $       --   $       1    $                   3
Interest rate forwards...                     (35)             10              3          --                      (1)
Foreign currency swaps...                       74           (56)            (6)          --                       --
Credit forwards..........                        5             --             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                  134     $     (46)     $      (3)   $       1    $                   2
                          ========================== ============== ============== ========= ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2012, ($4) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.2 billion and $5.4 billion at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012 and 2011, the Company would have received $50 million and paid $29 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2012                                   2011
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $      7            573           2.5  $      3   $        488           3.1
   Credit default swaps referencing
     indices............................        31          2,064           2.1       (1)          2,150           3.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................        38          2,637           2.2         2          2,638           3.0
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................         4            835           3.2      (10)            750           3.6
   Credit default swaps referencing
     indices............................         6          2,469           4.9      (19)          1,959           4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................        10          3,304           4.5      (29)          2,709           4.5
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................        --             25           2.7        --             25           3.5
   Credit default swaps referencing
     indices............................        --             --            --        --             --            --
                                         ---------- --------------              ---------- --------------
    Subtotal............................        --             25           2.7        --             25           3.5
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................        --             --            --        --             --            --
   Credit default swaps referencing
     indices............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Subtotal.............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Total................................  $     50   $      6,230           3.5  $   (29)   $      5,397           3.8
                                         ========== ==============              ========== ==============

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.2 billion and $5.4 billion from the table above were $120 million and $80 million at December 31, 2012 and 2011, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at December 31, 2012. Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and ($1) million in fair value at December 31, 2011.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $3.4 billion and $4.4 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $1.2 billion and $768 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                            Estimated Fair Value of    Fair Value of Incremental Collateral
                                                              Collateral Provided:                Provided Upon:
                                                          ---------------------------- ------------------------------------
                                                                                                      Downgrade in the
                                                                                       One Notch  Company's Credit Rating
                                                                                       Downgrade  to a Level that Triggers
                                         Estimated                                      in the         Full Overnight
                                       Fair Value of                                   Company's    Collateralization or
                                     Derivatives in Net   Fixed Maturity                Credit          Termination
                                   Liability Position (1) Securities (2)   Cash (3)     Rating   of the Derivative Position
                                   ---------------------- -------------- ------------- --------- --------------------------
                                                                         (In millions)
December 31, 2012:
Derivatives subject to credit-
  contingent provisions...........      $        263         $    261       $    --     $    --       $             1
Derivatives not subject to credit-
  contingent provisions...........                --               --             1          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        263         $    261       $     1     $    --       $             1
                                   ====================== ============== ============= ========= ==========================
December 31, 2011:
Derivatives subject to credit-
  contingent provisions...........      $        151         $     94       $    --     $    25       $            64
Derivatives not subject to credit-
  contingent provisions...........                --               --            --          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        151         $     94       $    --     $    25       $            64
                                   ====================== ============== ============= ========= ==========================

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2012 and 2011, the Company provided cash collateral for exchange-traded futures of $35 million and $37 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                           -----------------
                                                              Balance Sheet Location         2012     2011
                                                          -------------------------------- -------- --------
                                                                                             (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and other receivables..................... $  1,362 $  1,163
  Options embedded in debt or equity
   securities............................................ Investments.....................     (55)     (15)
                                                                                           -------- --------
   Net embedded derivatives within
     asset host contracts................................                                  $  1,307 $  1,148
                                                                                           ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs............................ $   (92) $    307
  Funds withheld on ceded reinsurance.................... Other liabilities...............    1,563    1,646
  Other.................................................. PABs............................       16       17
                                                                                           -------- --------
   Net embedded derivatives within
     liability host contracts............................                                  $  1,487 $  1,970
                                                                                           ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
        Net derivative gains (losses) (1), (2). $  598 $  (462) $  (619)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($71) million, $88 million and ($43) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $122 million, ($219) million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                      Level 1  Unadjusted quoted prices in active
                               markets for identical assets or
                               liabilities. The Company defines
                               active markets based on average
                               trading volume for equity securities.
                               The size of the bid/ask spread is
                               used as an indicator of market
                               activity for fixed maturity
                               securities.

                      Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                      Level 3  Unobservable inputs that are
                               supported by little or no market
                               activity and are significant to the
                               determination of estimated fair value
                               of the assets or liabilities.
                               Unobservable inputs reflect the
                               reporting entity's own assumptions
                               about the assumptions that market
                               participants would use in pricing the
                               asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                               Level 1   Level 2  Level 3    Fair Value
                                                              --------- --------- -------- ---------------
                                                                          (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $      -- $  61,540 $  5,460   $      67,000
  U.S. Treasury and agency...................................    17,653    14,927       71          32,651
  Foreign corporate..........................................        --    27,180    3,054          30,234
  RMBS.......................................................        --    23,323    1,702          25,025
  CMBS.......................................................        --     9,384      402           9,786
  ABS........................................................        --     6,202    1,923           8,125
  State and political subdivision............................        --     6,720       --           6,720
  Foreign government.........................................        --     3,853      282           4,135
                                                              --------- --------- -------- ---------------
    Total fixed maturity securities..........................    17,653   153,129   12,894         183,676
                                                              --------- --------- -------- ---------------
Equity securities:
  Common stock...............................................       189       792       60           1,041
  Non-redeemable preferred stock.............................        --       177      281             458
                                                              --------- --------- -------- ---------------
    Total equity securities..................................       189       969      341           1,499
                                                              --------- --------- -------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         7       646        6             659
  FVO general account securities.............................        --        26       26              52
  FVO securities held by CSEs................................        --        41       --              41
                                                              --------- --------- -------- ---------------
    Total trading and FVO securities.........................         7       713       32             752
                                                              --------- --------- -------- ---------------
Short-term investments (1)...................................     2,565     3,936      252           6,753
Derivative assets: (2)
  Interest rate..............................................        --     5,613       58           5,671
  Foreign currency exchange rate.............................        --       646       38             684
  Credit.....................................................        --        29       33              62
  Equity market..............................................        --         1       --               1
                                                              --------- --------- -------- ---------------
    Total derivative assets..................................        --     6,289      129           6,418
                                                              --------- --------- -------- ---------------
Net embedded derivatives within asset host contracts (3).....        --        --    1,362           1,362
Separate account assets (4)..................................    24,237    95,794      940         120,971
                                                              --------- --------- -------- ---------------
     Total assets............................................ $  44,651 $ 260,830 $ 15,950   $     321,431
                                                              ========= ========= ======== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $      10 $   1,428 $     --   $       1,438
  Foreign currency exchange rate.............................        --       874        1             875
  Credit.....................................................        --        19       --              19
  Equity market..............................................        --        --       --              --
                                                              --------- --------- -------- ---------------
    Total derivative liabilities.............................        10     2,321        1           2,332
                                                              --------- --------- -------- ---------------
Net embedded derivatives within liability host contracts (3).        --        16    1,471           1,487
Long-term debt of CSEs.......................................        --        --       44              44
Trading liabilities (5)......................................       163        --       --             163
                                                              --------- --------- -------- ---------------
     Total liabilities....................................... $     173 $   2,337 $  1,516   $       4,026
                                                              ========= ========= ======== ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                                             December 31, 2011
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   56,777 $    4,919   $   61,696
  U.S. Treasury and agency...................................     11,450     14,369         25       25,844
  Foreign corporate..........................................         --     26,888      2,258       29,146
  RMBS.......................................................         --     25,028        691       25,719
  CMBS.......................................................         --      8,886        219        9,105
  ABS........................................................         --      5,440      1,146        6,586
  State and political subdivision............................         --      6,182         --        6,182
  Foreign government.........................................         --      3,609        291        3,900
                                                              ---------- ---------- ---------- ---------------
    Total fixed maturity securities..........................     11,450    147,179      9,549      168,178
                                                              ---------- ---------- ---------- ---------------
Equity securities:
  Common stock...............................................         79        673        104          856
  Non-redeemable preferred stock.............................         --        129        293          422
                                                              ---------- ---------- ---------- ---------------
    Total equity securities..................................         79        802        397        1,278
                                                              ---------- ---------- ---------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         --        473         --          473
  FVO general account securities.............................         --         93         14          107
  FVO securities held by CSEs................................         --        117         --          117
                                                              ---------- ---------- ---------- ---------------
    Total trading and FVO securities.........................         --        683         14          697
                                                              ---------- ---------- ---------- ---------------
Short-term investments (1)...................................      1,641      4,364        134        6,139
Derivative assets: (2)
  Interest rate..............................................          6      5,807         81        5,894
  Foreign currency exchange rate.............................         --        892         56          948
  Credit.....................................................         --         71         23           94
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative assets..................................          6      6,770        160        6,936
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within asset host contracts (3).....         --         --      1,163        1,163
Separate account assets (4)..................................     22,445     83,151      1,082      106,678
                                                              ---------- ---------- ---------- ---------------
     Total assets............................................ $   35,621 $  242,949 $   12,499   $  291,069
                                                              ========== ========== ========== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $        2 $      966 $       14   $      982
  Foreign currency exchange rate.............................         --        649         --          649
  Credit.....................................................         --         59         22           81
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative liabilities.............................          2      1,674         36        1,712
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within liability host contracts (3).         --         17      1,953        1,970
Long-term debt of CSEs.......................................         --         --        116          116
Trading liabilities (5)......................................        124          3         --          127
                                                              ---------- ---------- ---------- ---------------
     Total liabilities....................................... $      126 $    1,694 $    2,105   $    3,925
                                                              ========== ========== ========== ===============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2012, fixed maturity securities and equity securities included embedded derivatives of $0 and ($55) million, respectively. At December 31, 2011, fixed maturity securities and equity securities included embedded derivatives of less than $1 million and ($15) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.5% of the total estimated fair value of fixed maturity securities and 7% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

Securities, Short-term Investments, Long-term Debt of CSEs and Trading
Liabilities

  When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The estimated fair value of FVO securities held by CSEs, long-term debt of CSEs and trading liabilities is determined on a basis consistent with the methodologies described herein for securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and FVO securities.

  Level 2 Valuation Techniques and Key Inputs

    This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Common and non-redeemable preferred stock

    These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

  In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

  U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

  Common and non-redeemable preferred stock

    These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Separate account assets within this level also include other limited partnership interests. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

    The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

     Equity market

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Level 3 Valuation Techniques and Key Inputs:

     These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Interest rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Foreign currency exchange rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, cross currency basis curves and currency correlation.

     Credit

       Non-option-based. -- Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Techniques and Key Inputs:

     Direct Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance Ceded on Certain Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.


                                            Valuation Techniques        Significant Unobservable Inputs        Range
                                       --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         (50) -     500
                                                                        Illiquidity premium (1)               30  -      30
                                                                        Spreads from below investment
                                                                          grade curves (1)                  (144) -     779
                                                                        Offered quotes (2)                    --  -     178
                                       Market pricing                   Quoted prices (2)                 (1,416) -     830
                                       Consensus pricing                Offered quotes (2)                    35  -     105
                                       --------------------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                     9  -   2,980
                                       Market pricing                   Quoted prices (2)                     13  -     100
                                       Consensus pricing                Offered quotes (2)                    28  -     100
                                       --------------------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    35  -   4,750
                                       Market pricing                   Quoted prices (2)                    100  -     104
                                       --------------------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    --  -   1,829
                                       Market pricing                   Quoted prices (2)                     40  -     102
                                       Consensus pricing                Offered quotes (2)                    --  -     111
                                       --------------------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                   111  -     111
                                       Market pricing                   Quoted prices (2)                     77  -     101
                                       Consensus pricing                Offered quotes (2)                    82  -     158
                                       --------------------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)                       186  -     332
                                       --------------------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)                       647  -     795
                                                                        Currency correlation                  43% -      57%
                                       --------------------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)                   100  -     100
                                       Consensus pricing                Offered quotes (3)
                                       --------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40                        0% -    0.10%
                                                                            Ages 41 - 60                    0.05% -    0.64%
                                                                            Ages 61 - 115                   0.32% -     100%
                                                                        Lapse rates:
                                                                            Durations 1 - 10                0.50% -     100%
                                                                            Durations 11 - 20                  3% -     100%
                                                                            Durations 21 - 116                 3% -     100%
                                                                        Utilization rates (4)                 20% -      50%
                                                                        Withdrawal rates                    0.07% -      10%
                                                                        Long-term equity volatilities      17.40% -      25%
                                                                        Nonperformance risk spread          0.10% -    0.67%
                                       --------------------------------------------------------------------------------------

                                                                                                          Weighted
                                            Valuation Techniques        Significant Unobservable Inputs   Average
                                       ---------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         84
                                                                        Illiquidity premium (1)
                                                                        Spreads from below investment
                                                                          grade curves (1)                  205
                                                                        Offered quotes (2)
                                       Market pricing                   Quoted prices (2)                   138
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  541
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  486
                                       Market pricing                   Quoted prices (2)                   102
                                       ---------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  105
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  111
                                       Market pricing                   Quoted prices (2)                    87
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)
                                       ---------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)
                                                                        Currency correlation
                                       ---------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)
                                       Consensus pricing                Offered quotes (3)
                                       ---------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40
                                                                            Ages 41 - 60
                                                                            Ages 61 - 115
                                                                        Lapse rates:
                                                                            Durations 1 - 10
                                                                            Durations 11 - 20
                                                                            Durations 21 - 116
                                                                        Utilization rates (4)
                                                                        Withdrawal rates
                                                                        Long-term equity volatilities
                                                                        Nonperformance risk spread
                                       ---------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)At December 31, 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(4)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The long-term debt of CSEs is valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements" and Note 11.

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Interest rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes.

  Foreign currency exchange rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes. Increases (decreases) in currency correlation in isolation will increase (decrease) the significance of the change in valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit derivatives

    Credit derivatives with significant unobservable inputs are primarily comprised of credit default swaps written by the Company. Significant credit spread widening in isolation will result in substantially higher adverse valuations, while significant spread tightening will result in substantially lower adverse valuations. Significant increases (decreases) in offered quotes in isolation will result in substantially higher (lower) valuations.

  Direct and ceded guaranteed minimum benefits

    For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012:
Balance, January 1,...................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146       $  --     $  291
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        7       --           6        27     --        1          --          5
   Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)          --        (5)
   Net derivative gains (losses).........       --       --          --        --     --       --          --         --
 Other comprehensive income (loss).......      173       --         142       220    (3)      (3)          --         19
Purchases (3)............................    1,282       47       1,213       892    268      953          --          2
Sales (3)................................    (848)      (1)       (489)     (242)  (167)    (157)          --       (55)
Issuances (3)............................       --       --          --        --     --       --          --         --
Settlements (3)..........................       --       --          --        --     --       --          --         --
Transfers into Level 3 (4)...............      559       --          99       131    104        4          --         25
Transfers out of Level 3 (4).............    (630)       --       (123)      (12)   (12)     (20)          --         --
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
Balance, December 31,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923       $  --     $  282
                                          ========= ========== ========= ======== ====== ======== =========== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income................. $      4    $  --    $      5  $     27 $   -- $      1       $  --     $    5
   Net investment gains (losses)......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --       $  --     $   --
   Net derivative gains (losses)......... $     --    $  --    $     --  $     -- $   -- $     --       $  --     $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                   Equity Securities:    Trading and FVO Securities:
                                                   --------------------- ------------------------
                                                               Non-                         FVO
                                                            redeemable    Actively        General                  Separate
                                                   Common   Preferred      Traded         Account    Short-term    Account
                                                   Stock      Stock      Securities      Securities  Investments  Assets (6)
                                                   ------   ----------   ----------      ----------  -----------  ----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $  104     $  293       $  --           $  14       $  134      $  1,082
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................     --         --          --              12           --            --
  Net investment gains (losses)...................      7        (1)          --              --           --            84
  Net derivative gains (losses)...................     --         --          --              --           --            --
 Other comprehensive income (loss)................    (7)         16          --              --         (19)            --
Purchases (3).....................................     10          5           6              --          246           171
Sales (3).........................................   (24)       (32)          --              --        (106)         (379)
Issuances (3).....................................     --         --          --              --           --             2
Settlements (3)...................................     --         --          --              --           --           (1)
Transfers into Level 3 (4)........................      1         --          --              --            5            24
Transfers out of Level 3 (4)......................   (31)         --          --              --          (8)          (43)
                                                   ------   ----------   ----------      ----------  -----------  ----------
Balance, December 31,............................. $   60     $  281       $   6           $  26       $  252      $    940
                                                   ======   ==========   ==========      ==========  ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $   --     $   --       $  --           $  12       $   --      $     --
  Net investment gains (losses)................... $  (4)     $   --       $  --           $  --       $   --      $     --
  Net derivative gains (losses)................... $   --     $   --       $  --           $  --       $   --      $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                           Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange             Equity      Embedded       Long-term
                                                     Rate       Rate     Credit    Market   Derivatives (8)  Debt of CSEs
                                                   ---------  --------  --------  --------  ---------------  ------------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $      67  $     56  $      1  $     --    $     (790)    $     (116)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        --        --        --        --             --             --
  Net investment gains (losses)...................        --        --        --        --             --            (7)
  Net derivative gains (losses)...................        17      (19)        38        --            629             --
 Other comprehensive income (loss)................       (1)        --        --        --             --             --
Purchases (3).....................................        --        --        --        --             --             --
Sales (3).........................................        --        --        --        --             --             --
Issuances (3).....................................        --        --       (3)        --             --             --
Settlements (3)...................................      (25)        --       (3)        --             52             79
Transfers into Level 3 (4)........................        --        --        --        --             --             --
Transfers out of Level 3 (4)......................        --        --        --        --             --             --
                                                   ---------  --------  --------  --------  ---------------  ------------
Balance, December 31,............................. $      58  $     37  $     33  $     --    $     (109)    $      (44)
                                                   =========  ========  ========  ========  ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $      --  $     --  $     --  $     --    $        --    $        --
  Net investment gains (losses)................... $      --  $     --  $     --  $     --    $        --    $       (7)
  Net derivative gains (losses)................... $      --  $   (19)  $     36  $     --    $       636    $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                               --------------------------------------------------------------------------------------
                                             U.S.                                               State and
                                 U.S.      Treasury   Foreign                                   Political   Foreign
                               Corporate  and Agency Corporate     RMBS      CMBS      ABS     Subdivision Government
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
                                                                   (In millions)
Year Ended December 31, 2011:
Balance, January 1,........... $    5,063    $    44 $    2,796 $    1,985 $    161 $    1,514     $     1   $    171
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......          4         --          7         10       --          2          --          6
  Net investment gains
   (losses)...................       (15)         --         16       (10)      (1)       (12)          --         --
  Net derivative gains
   (losses)...................         --         --         --         --       --         --          --         --
 Other comprehensive income
  (loss)......................        258          2       (24)       (52)       28         42          --         17
Purchases (3).................        789         --        915         78      106        670          --        118
Sales (3).....................      (653)        (1)    (1,129)      (127)     (86)      (370)          --       (21)
Issuances (3).................         --         --         --         --       --         --          --         --
Settlements (3)...............         --         --         --         --       --         --          --         --
Transfers into Level 3 (4)....        122         --        155         --       11         11          --         --
Transfers out of Level 3 (4)..      (649)       (20)      (478)    (1,193)       --      (711)         (1)         --
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
Balance, December 31,......... $    4,919    $    25 $    2,258 $      691 $    219 $    1,146     $    --   $    291
                               ========== ========== ========== ========== ======== ========== =========== ==========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income....... $        4    $    -- $        5 $       11 $     -- $        2     $    --   $      5
  Net investment gains
   (losses)................... $     (27)    $    -- $     (22) $     (10) $     -- $      (9)     $    --   $     --
  Net derivative gains
   (losses)................... $       --    $    -- $       -- $       -- $     -- $       --     $    --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
                                                   ---------------------- -------------------------
                                                                 Non-                       FVO
                                                              redeemable   Actively       General                   Separate
                                                    Common    Preferred     Traded        Account     Short-term    Account
                                                    Stock       Stock     Securities     Securities   Investments  Assets (6)
                                                    --------  ----------  ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $     79    $    633    $    10        $    50      $    379    $    1,509
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --         --            (6)             1            --
  Net investment gains (losses)...................       11        (45)         --             --           (1)           101
  Net derivative gains (losses)...................       --          --         --             --            --            --
 Other comprehensive income (loss)................       11           1         --             --            --            --
Purchases (3).....................................       22           2         --             --           134           188
Sales (3).........................................     (20)       (298)        (8)           (30)         (379)         (482)
Issuances (3).....................................       --          --         --             --            --            --
Settlements (3)...................................       --          --         --             --            --            --
Transfers into Level 3 (4)........................        1          --         --             --            --            18
Transfers out of Level 3 (4)......................       --          --        (2)             --            --         (252)
                                                   --------   ----------  ----------     ----------   -----------  ----------
Balance, December 31,............................. $    104    $    293    $    --        $    14      $    134    $    1,082
                                                   ========   ==========  ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
 Net investment income............................ $     --    $     --    $    --        $   (6)      $      1    $       --
 Net investment gains (losses).................... $    (6)    $   (16)    $    --        $    --      $    (1)    $       --
 Net derivative gains (losses).................... $     --    $     --    $    --        $    --      $     --    $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                         Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange            Equity       Embedded       Long-term
                                                     Rate       Rate     Credit   Market    Derivatives (8)  Debt of CSEs
                                                   --------   --------   ------   -------   ---------------  ------------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance, January 1,...............................  $  (23)     $   46    $  33   $    --         $   (382)     $   (184)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --         --       --        --                --            --
  Net investment gains (losses)...................       --         --       --        --                --           (8)
  Net derivative gains (losses)...................      (7)         10     (33)        --             (458)            --
 Other comprehensive income (loss)................      130         --       14        --                --            --
Purchases (3).....................................       --         --       --        --                --            --
Sales (3).........................................       --         --       --        --                --            --
Issuances (3).....................................       --         --      (2)        --                --            --
Settlements (3)...................................     (33)         --     (11)        --                50            76
Transfers into Level 3 (4)........................       --         --       --        --                --            --
Transfers out of Level 3 (4)......................       --         --       --        --                --            --
                                                   --------   --------   ------   -------   ---------------  ------------
Balance, December 31,.............................  $    67     $   56    $   1   $    --         $   (790)     $   (116)
                                                   ========   ========   ======   =======   ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --     $   --    $  --   $    --         $      --     $      --
  Net investment gains (losses)...................  $    --     $   --    $  --   $    --         $      --     $     (8)
  Net derivative gains (losses)...................                                                              $      --
                                                    $  (13)     $   10    $(32)   $    --         $   (454)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   ---------------------------------------------------------------------------
                                                                           Fixed Maturity Securities:
                                                   ---------------------------------------------------------------------------
                                                                U.S.                                     State and
                                                     U.S.     Treasury   Foreign                         Political   Foreign
                                                   Corporate and Agency Corporate   RMBS   CMBS   ABS   Subdivision Government
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
                                                                                  (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  4,674    $    --  $  3,456 $  2,290 $  87 $  958    $     20   $    249
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        17         --       (1)       63     2      5          --          5
  Net investment gains (losses)...................      (10)         --      (32)     (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)...................        --         --        --       --    --     --          --         --
 Other comprehensive income (loss)................       184         --       179      234    50    113          --         16
Purchases, sales, issuances and settlements (3)...     (400)         22     (709)    (420)  (21)    581           2         15
Transfers into Level 3 (4)........................       751         22       351       57    45     29          --         --
Transfers out of Level 3 (4)......................     (153)         --     (448)    (192)    --  (139)        (21)      (113)
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
Balance, December 31,.............................  $  5,063    $    44  $  2,796 $  1,985 $ 161 $1,514    $      1   $    171
                                                   ========= ========== ========= ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $      8    $    --  $    (2) $     62 $   1 $    5    $     --   $      5
  Net investment gains (losses)...................  $   (32)    $    --  $   (43) $   (26) $ (2) $ (23)    $     --   $     --
  Net derivative gains (losses)...................  $     --    $    --  $     -- $     -- $  -- $   --    $     --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
-                                                  ---------------------- -------------------------
                                                                Non-                        FVO
                                                             redeemable    Actively       General                   Separate
                                                   Common    Preferred      Traded        Account     Short-term    Account
                                                   Stock       Stock      Securities     Securities   Investments  Assets (6)
                                                   -------   ----------   ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2010:
Balance, January 1,............................... $    64    $     793    $      32      $      51    $        8    $  1,583
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................      --           --           --             10             1          --
  Net investment gains (losses)...................     (1)           30           --             --            --         142
  Net derivative gains (losses)...................      --           --           --             --            --          --
 Other comprehensive income (loss)................      --            2           --             --            --          --
Purchases, sales, issuances and settlements (3)...      16        (192)         (22)           (30)           370        (31)
Transfers into Level 3 (4)........................       1           --           --             37            --          46
Transfers out of Level 3 (4)......................     (1)           --           --           (18)            --       (231)
                                                   -------   ----------   ----------     ----------   -----------  ----------
Balance, December 31,............................. $    79    $     633    $      10      $      50    $      379    $  1,509
                                                   =======   ==========   ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $    --    $      --    $      --      $      13    $        1    $     --
  Net investment gains (losses)................... $   (2)    $     (3)    $      --      $      --    $       --    $     --
  Net derivative gains (losses)................... $    --    $      --    $      --      $      --    $       --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                        Net Derivatives: (7)
                                                   ----------------------------------------
                                                               Foreign
                                                               Currency                           Net         Long-term
                                                   Interest    Exchange            Equity      Embedded        Debt of
                                                     Rate        Rate     Credit   Market   Derivatives (8)   CSEs (9)
                                                   --------    --------   ------   ------   ---------------   ----------
                                                                         (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $    --    $     53    $  37   $    2     $         166   $       --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --       --       --                --           --
  Net investment gains (losses)...................       --          --       --       --                --           48
  Net derivative gains (losses)...................       23          28        2      (2)             (588)           --
 Other comprehensive income (loss)................     (36)          --        1       --                --           --
Purchases, sales, issuances and settlements (3)...     (10)        (35)      (7)       --                40        (232)
Transfers into Level 3 (4)........................       --          --       --       --                --           --
Transfers out of Level 3 (4)......................       --          --       --       --                --           --
                                                   --------    --------   ------   ------   ---------------   ----------
Balance, December 31,.............................  $  (23)    $     46    $  33   $   --     $       (382)   $    (184)
                                                   ========    ========   ======   ======   ===============   ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --    $     --    $  --   $   --     $          --   $       --
  Net investment gains (losses)...................  $    --    $     --    $  --   $   --     $          --   $       48
  Net derivative gains (losses)...................  $    23    $     21    $   3   $  (2)     $       (584)   $       --

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)The long-term debt of the CSEs consolidated as of January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

 Fair Value Option

  The following table presents information for long-term debt held by CSEs, which are accounted for under the FVO, and were initially measured at fair value.

                                                                             December 31,
                                                                           ----------------
                                                                             2012     2011
-                                                                          ------- --------
                                                                            (In millions)
Contractual principal balance............................................. $    60 $    138
Difference between estimated fair value and contractual principal balance.    (16)     (22)
                                                                           ------- --------
 Carrying value at estimated fair value (1)............................... $    44 $    116
                                                                           ======= ========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                                      Years Ended December 31,
                                -------------------------------------------------------------------------------------------
                                              2012                              2011                              2010
                                --------------------------------- --------------------------------- -----------------------
                                 Carrying    Carrying              Carrying    Carrying              Carrying    Carrying
                                   Value       Value                 Value       Value                 Value       Value
                                 Prior to      After     Gains     Prior to      After     Gains     Prior to      After
                                Measurement Measurement (Losses)  Measurement Measurement (Losses)  Measurement Measurement
                                ----------- ----------- --------- ----------- ----------- --------- ----------- -----------
                                                                            (In millions)
Mortgage loans, net (1)........  $    377    $    361   $    (16)  $    168    $    143   $    (25)  $    176    $    160
Other limited partnership
 interests (2).................  $     78    $     48   $    (30)  $     11    $      8   $     (3)  $      3    $      1
Real estate joint ventures (3).  $     12    $      8   $     (4)  $     --    $     --   $      --  $      8    $      3
Goodwill (4)...................  $     10    $     --   $    (10)  $     --    $     --   $      --  $     --    $     --

                                ----------

                                ----------


                                 Gains
                                (Losses)
                                ---------

Mortgage loans, net (1)........ $    (16)
Other limited partnership
 interests (2)................. $     (2)
Real estate joint ventures (3). $     (5)
Goodwill (4)................... $      --

--------

(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(3)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2012
                                             --------------------------------------------------------------
                                                                  Fair Value Hierarchy
                                             --------------------------------------------------------------
                                              Carrying                                         Total Estimated
                                               Value        Level 1     Level 2     Level 3      Fair Value
                                             ---------- ----------- ----------- -----------    ---------------
                                                                     (In millions)
Assets:
Mortgage loans, net......................... $   44,657 $        -- $        -- $    47,365      $    47,365
Policy loans................................ $    8,364 $        -- $       793 $     9,470      $    10,263
Real estate joint ventures.................. $       52 $        -- $        -- $        68      $        68
Other limited partnership interests......... $    1,048 $        -- $        -- $     1,161      $     1,161
Other invested assets....................... $    2,014 $        93 $     1,885 $       152      $     2,130
Premiums, reinsurance and other
 receivables................................ $   14,172 $        -- $        37 $    15,129      $    15,166
Liabilities:
PABs........................................ $   71,611 $        -- $        -- $    75,189      $    75,189
Long-term debt.............................. $    2,276 $        -- $     2,713 $        --      $     2,713
Other liabilities........................... $   19,865 $        -- $       171 $    20,488      $    20,659
Separate account liabilities................ $   51,985 $        -- $    51,985 $        --      $    51,985
Commitments: (1)
Mortgage loan commitments................... $       -- $        -- $        -- $        10      $        10
Commitments to fund bank credit facilities,
 bridge loans and private corporate bond
 investments................................ $       -- $        -- $        13 $        --      $        13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                                          December 31, 2011
                                                                                     ---------------------------
                                                                                         Carrying      Estimated
                                                                                        Value       Fair Value
                                                                                     ------------- -------------
                                                                                            (In millions)
Assets:
Mortgage loans, net................................................................. $      43,880 $      46,013
Policy loans........................................................................ $       8,314 $      10,279
Real estate joint ventures.......................................................... $          59 $          73
Other limited partnership interests................................................. $       1,207 $       1,517
Other invested assets............................................................... $       1,996 $       2,032
Premiums, reinsurance and other receivables......................................... $      18,127 $      19,276
Liabilities:
PABs................................................................................ $      65,606 $      68,360
Long-term debt...................................................................... $       2,106 $       2,408
Other liabilities................................................................... $      23,963 $      24,637
Separate account liabilities........................................................ $      45,467 $      45,467
Commitments: (1)
Mortgage loan commitments........................................................... $          -- $           3
Commitments to fund bank credit facilities, bridge loans and private corporate bond
 investments........................................................................ $          -- $          38

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 17 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Capital leases, which are not required to be disclosed at estimated fair value, are excluded from the preceding tables.

  Other Liabilities

  Other liabilities consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain ceded and assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

 Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, such as the Retail Annuities and Life & Other reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the Retail Annuities and Life & Other reporting units are particularly sensitive to equity market levels.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  A discontinued cash flow valuation was performed for the Retail Annuities reporting unit that resulted in a fair value of the reporting unit less than the carrying value, indicating a potential for goodwill impairment. The growing concern regarding an extended period of low interest rates was reflected in the fair value estimate, particularly on the returns a market buyer would assume on the fixed income portion of separate account annuity products. While performing the Step 2 analysis, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment, the Company considered similar analysis performed on the Retail Annuities reporting unit of its parent company, MetLife, Inc., and determined that all of the recorded goodwill associated with the Company's Retail Annuities reporting unit was not recoverable. A non-cash charge of $10 million, which had no impact on income taxes, was recorded for the impairment of the entire goodwill balance in other expenses in the consolidated statements of operations for the year ended December 31, 2012.

  In addition, the Company performed its annual goodwill impairment tests of its other reporting units and concluded that the fair values of all such reporting units were in excess of their carrying values and, therefore, their goodwill was not impaired.

  As discussed in Note 2, during 2012, the Company reorganized its business. In connection with this reorganization, $105 million of goodwill at December 31, 2009 was reallocated to the Retail segment and Group,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Voluntary & Worksite Benefits segment in the amounts of $37 million and $68 million, respectively. The reorganization had no impact on goodwill for the Corporate Benefit Funding segment and Corporate & Other. There were no acquisitions, dispositions or impairments of goodwill for both the years ended December 31, 2011 and 2010. Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other   Total
                              --------- ----------- --------- --------- --------
                                                (In millions)
Balance at December 31, 2011
Goodwill..................... $      37   $    68    $     2   $     4  $    111
Accumulated impairment.......        --        --         --        --        --
                              ---------   -------    -------   -------  --------
 Total goodwill, net......... $      37   $    68    $     2   $     4  $    111

Impairments.................. $    (10)   $    --    $    --   $    --  $   (10)

Balance at December 31, 2012
Goodwill.....................        37        68          2         4       111
Accumulated impairment.......      (10)        --         --        --      (10)
                              ---------   -------    -------   -------  --------
Total goodwill, net.......... $      27   $    68    $     2   $     4  $    101
                              =========   =======    =======   =======  ========

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2012     2011
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.52%   2014 - 2037 $  1,099 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      700      700
Mortgage loans -- affiliated... 2.17% - 7.26%  5.40%   2015 - 2020      306      307
Senior notes -- affiliated (2). 1.03% - 3.09%  2.23%   2021 - 2022       80       --
Other notes.................... 0.22% - 8.00%  1.72%   2016 - 2027       91       --
Capital lease obligations......                                          25       26
                                                                   -------- --------
Total long-term debt (3).......                                       2,301    2,132
Total short-term debt..........                                         100      101
                                                                   -------- --------
 Total.........................                                    $  2,401 $  2,233
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2012.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)Excludes $44 million and $116 million at December 31, 2012 and 2011, respectively, of long-term debt relating to CSEs. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2012 for the next five years and thereafter are $1 million in 2013, $220 million in 2014, $502 million in 2015, $5 million in 2016, $5 million in 2017 and $1.6 billion thereafter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2012.

 Surplus Notes -- Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a
$775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

  In December 2010, Metropolitan Life Insurance Company repaid in cash a
$300 million surplus note issued to MetLife, Inc. with an original maturity of 2011. The early redemption was approved by the Superintendent.

  In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2015 with an interest rate of 3.0%.

 Capital Notes -- Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

 Mortgage Loans -- Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

 Short-term Debt

  Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2012, 2011 and 2010, the weighted average interest rate on short-term debt was 0.17%, 0.16% and 0.21%, respectively. During the years ended December 31, 2012, 2011 and 2010, the average daily balance of short-term debt was $119 million, $102 million and $311 million, respectively, and the average days outstanding was 40 days, 44 days and 29 days, respectively.

 Interest Expense

  Interest expense related to the Company's indebtedness included in other expenses was $148 million, $185 million and $202 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts include
$89 million, $125 million and $143 million of interest expense related to affiliated debt for the years ended December 31, 2012, 2011 and 2010, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

 Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2012. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit Facilities

  The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $3 million, $6 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2012 was as follows:

                                                                       Letter of
                                                                        Credit                 Unused
Borrower(s)                                  Expiration     Capacity Issuances (1) Drawdowns Commitments
---------------------------------------- ------------------ -------- ------------- --------- -----------
                                                                           (In millions)
MetLife, Inc. and MetLife Funding, Inc.. September 2017 (2) $  1,000   $    365     $    --   $    635
MetLife, Inc. and MetLife Funding, Inc.. August 2016           3,000      2,203          --        797
                                                            --------   --------     -------   --------
 Total..................................                    $  4,000   $  2,568     $    --   $  1,432
                                                            ========   ========     =======   ========

--------

(1)MetLife, Inc. and MetLife Funding, Inc. are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2012 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs will be amortized over the remaining term of the amended and restated credit facility.

  Committed Facility

  The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $3 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on the committed facility at December 31, 2012 was as follows:

                                                                 Letter of
                                                                  Credit                 Unused
Account Party/Borrower(s)                   Expiration Capacity  Issuances   Drawdowns Commitments
------------------------------------------- ---------- -------- ---------    --------- -----------
                                                                (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500  $    490 (1)  $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2012, 2011 and 2010, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

  The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

  The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

  Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

  The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2012, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 24,715,318. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

  Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2012, 2011 and 2010, 76%, 70% and 79%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

  Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

  Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

  The components of compensation expense related to stock-based compensation were as follows:

                                         Years Ended December 31,
                                         -------------------------
                                           2012     2011    2010
                                         -------- -------- -------
                                               (In millions)
             Stock Options.............. $     52 $     48 $    39
             Performance Shares (1).....       53       37      19
             Restricted Stock Units.....       22       15       9
                                         -------- -------- -------
             Total compensation expense. $    127 $    100 $    67
                                         ======== ======== =======
             Income tax benefit......... $     44 $     35 $    23
                                         ======== ======== =======

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

  At December 31, 2012, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 84%, 66% and 83%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2012
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        56        1.74
             Performance Shares.....  $        52        1.65
             Restricted Stock Units.  $        28        1.73

 Equity Awards

  Stock Options

  Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

  A summary of the activity related to Stock Options for the year ended December 31, 2012 was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2012.......................  34,713,526     $    40.22       5.35         $      --
Granted..............................................   6,247,050     $    37.91
Exercised............................................ (3,817,301)     $    28.44
Expired.............................................. (1,017,994)     $    47.35
Forfeited............................................   (972,210)     $    40.23
                                                      ------------
Outstanding at December 31, 2012.....................  35,153,071     $    40.89       5.50         $      51
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2012...............................................  34,684,396     $    40.94       5.41         $      51
                                                      ============ ================ =========== =============
Exercisable at December 31, 2012.....................  24,530,711     $    41.36        4.16        $      50
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2012 of $32.94 and December 30, 2011 of $31.18, as applicable.

  The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of Shares; risk-free rate of return; expected dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

  The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

  Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

  The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

  The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2012        2011        2010
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.95%       1.65%       2.11%
Risk-free rate of return................................. 0.21%-4.17% 0.29%-5.51% 0.35%-5.88%
Expected volatility......................................   35.59%      32.64%      34.41%
Exercise multiple........................................    1.58        1.69        1.75
Post-vesting termination rate............................    3.14%       3.36%       3.64%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $37.91      $45.16      $35.06
Weighted average fair value of stock options granted.....   $11.33      $14.27      $11.29

  MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012    2011    2010
-                                                         -------- ------- -------
                                                               (In millions)
Total intrinsic value of stock options exercised......... $     29 $    41 $    22
Cash received from exercise of stock options............. $    109 $    88 $    52
Income tax benefit realized from stock options exercised. $     10 $    13 $     8

 Performance Shares

  Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The performance factor was 1.13 for the January 1, 2009 -- December 31, 2011 performance period.

 Restricted Stock Units

  Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Performance Share and Restricted Stock Unit activity for the year ended December 31, 2012:

                                              Performance Shares        Restricted Stock Units
                                         ---------------------------- --------------------------
                                                     Weighted Average           Weighted Average
                                                        Grant Date                 Grant Date
                                           Shares       Fair Value      Units      Fair Value
                                         ----------- ---------------- --------- ----------------
Outstanding at January 1, 2012..........   5,024,094    $    31.50    1,562,849    $    34.74
Granted.................................   2,042,133    $    35.38      971,304    $    35.39
Forfeited...............................   (452,590)    $    37.36    (171,475)    $    37.62
Payable (1)............................. (1,791,609)    $    20.71    (282,530)    $    21.88
                                         -----------                  ---------
Outstanding at December 31, 2012........   4,822,028    $    36.93    2,080,148    $    36.55
                                         =========== ================ ========= ================
Expected to vest at a future date as of
  December 31, 2012.....................   4,817,941    $    36.98    2,080,148    $    36.55
                                         =========== ================ ========= ================

--------

(1)Includes both Shares paid and Shares deferred for later payment.

  Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2012, the three year performance period for the 2010 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,347,025 outstanding Performance Shares to which the 2010-2012 performance factor will be applied. The factor will be determined in the second quarter of 2013.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for Metropolitan Life Insurance Company and each of its insurance subsidiaries was in excess of four times Company Action RBC for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.3 billion, $2.0 billion and $2.1 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $14.3 billion and $13.5 billion at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, Metropolitan Life Insurance Company paid a dividend of $1.0 billion. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. Based on amounts at December 31, 2012, Metropolitan Life Insurance Company could pay a stockholder dividend in 2013 of $1.4 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. During the year ended December 31, 2010, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million. Based on amounts at December 31, 2012, GALIC could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  For the years ended December 31, 2012, 2011 and 2010, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $87 million, $518 million and $248 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                        Years Ended December 31,
                                                                                    --------------------------------
                                                                                       2012       2011       2010
                                                                                    ---------- ---------- ----------
                                                                                             (In millions)
Holding gains (losses) on investments arising during the year...................... $    4,825 $    9,190 $    7,350
Income tax effect of holding gains (losses)........................................    (1,688)    (3,219)    (2,568)
Reclassification adjustments for recognized holding (gains) losses included in
 current year income...............................................................        120       (45)      (545)
Income tax effect of reclassification adjustments..................................       (42)         16        190
Allocation of holding (gains) losses on investments relating to other policyholder
 amounts...........................................................................    (2,684)    (5,375)    (2,153)
Income tax effect of allocation of holding (gains) losses to other policyholder
 amounts...........................................................................        940      1,883        752
                                                                                    ---------- ---------- ----------
Net unrealized investment gains (losses), net of income tax........................      1,471      2,450      3,026
Foreign currency translation adjustments, net of income tax expense (benefit)
 of ($11) million, $3 million and ($13) million....................................       (19)          3       (16)
Defined benefit plans adjustment, net of income tax expense (benefit)
 of ($268) million, ($249) million and $63 million.................................      (498)      (422)         98
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss), net of income tax...............................        954      2,031      3,108
Other comprehensive income (loss) attributable to noncontrolling interests.........         --         --        (6)
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company, excluding cumulative effect of change in accounting principle............        954      2,031      3,102
Cumulative effect of change in accounting principle, net of income tax expense
 (benefit) of $0, $0 and $6 million (see Note 1)...................................         --         --         10
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company........................................................................... $      954 $    2,031 $    3,112
                                                                                    ========== ========== ==========

14. Other Expenses

  Information on other expenses was as follows:

                                                              Years Ended December 31,
                                                            ----------------------------
                                                              2012      2011      2010
                                                            --------  --------  --------
                                                                    (In millions)
Compensation............................................... $  2,426  $  2,260  $  2,230
Pension, postretirement and postemployment benefit costs...      285       330       331
Commissions................................................      769       724       651
Volume-related costs.......................................      241       196       173
Affiliated interest costs on ceded and assumed reinsurance.    1,209     1,393     1,386
Capitalization of DAC......................................     (632)     (724)     (640)
Amortization of DAC and VOBA...............................      991       875       809
Interest expense on debt and debt issuance costs...........      152       194       217
Premium taxes, licenses and fees...........................      294       302       288
Professional services......................................      946       832       743
Rent, net of sublease income...............................      123       129       147
Other......................................................     (410)      (40)      (53)
                                                            --------  --------  --------
  Total other expenses..................................... $  6,394  $  6,471  $  6,282
                                                            ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges, primarily related to severance, which were allocated to the Company were as follows:

                                                                      Year Ended December 31, 2012
                                                                    ------------------------------
                                                                            (In millions)
Balance at January 1,..............................................   $                       --
Restructuring charges..............................................                          119
Cash payments......................................................                         (97)
                                                                    ------------------------------
Balance at December 31,............................................   $                       22
                                                                    ==============================
Total restructuring charges incurred since inception of initiative.   $                      119
                                                                    ==============================

  Management anticipates further restructuring charges including severance, lease and asset impairments, through the year ending December 31, 2014. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Obligations and Funded Status

                                                                                    Other
                                                              Pension          Postretirement
                                                           Benefits (1)           Benefits
                                                       --------------------- -------------------
                                                                     December 31,
                                                       -----------------------------------------
                                                          2012       2011       2012      2011
                                                       ---------- ---------- ---------- --------
                                                                     (In millions)
Change in benefit obligations:
Benefit obligations at January 1,..................... $    7,867 $    6,690 $    2,106 $  1,819
 Service costs........................................        197        165         36       16
 Interest costs.......................................        384        384        103      107
 Plan participants' contributions.....................         --         --         29       28
 Net actuarial (gains) losses.........................        944        897        261      269
 Plan amendments, change in benefits, and other (2)...         --        128         --       --
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Benefit obligations at December 31,...................      8,937      7,867      2,402    2,106
                                                       ---------- ---------- ---------- --------
Change in plan assets:
Fair value of plan assets at January 1,...............      6,699      5,976      1,240    1,184
 Actual return on plan assets.........................        695        787        105       81
 Plan amendments, change in benefits, and other (2)...         --        110         --       --
 Plan participants' contributions.....................         --         --         29       28
 Employer contributions...............................        451        223         79       80
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Fair value of plan assets at December 31,.............      7,390      6,699      1,320    1,240
                                                       ---------- ---------- ---------- --------
 Over (under) funded status at December 31,........... $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Amounts recognized in the consolidated balance sheets
  consist of:
 Other assets......................................... $       -- $       -- $       -- $     --
 Other liabilities....................................    (1,547)    (1,168)    (1,082)    (866)
                                                       ---------- ---------- ---------- --------
   Net amount recognized.............................. $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses......................... $    2,918 $    2,403 $      796 $    621
 Prior service costs (credit).........................         23         29       (74)    (179)
                                                       ---------- ---------- ---------- --------
   Accumulated other comprehensive (income) loss,
     before income tax................................ $    2,941 $    2,432 $      722 $    442
                                                       ========== ========== ========== ========
Accumulated Benefit Obligation........................ $    8,381 $    7,438        N/A      N/A
                                                       ========== ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.1 billion and $997 million at December 31, 2012 and 2011, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2012     2011
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,282 $  1,129
               Accumulated benefit obligations. $  1,127 $  1,011
               Fair value of plan assets....... $    123 $    110

  Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2012     2011     2012     2011
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  8,937 $  7,867 $  2,402 $  2,106
       Fair value of plan assets..... $  7,390 $  6,699 $  1,320 $  1,240

 Net Periodic Benefit Costs

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

  . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

  . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

  . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

     eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

  . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

  . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

  . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

  The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                     Pension Benefits     Other Postretirement Benefits
                                                  ----------------------- -----------------------------
                                                             Years Ended December 31,
                                                  -----------------------------------------------------
                                                   2012    2011    2010    2012       2011      2010
                                                  ------- ------- -------  -------    -------   ------
                                                                  (In millions)
Net Periodic Benefit Costs:
 Service costs................................... $   190 $   165 $   150 $    30    $    16   $   17
 Interest costs..................................     374     384     375      95        107      111
 Settlement and curtailment costs................      --      --       8      --         --       --
 Expected return on plan assets..................   (448)   (423)   (422)    (75)       (76)     (79)
 Amortization of net actuarial (gains) losses....     182     189     192      52         42       38
 Amortization of prior service costs (credit)....       6       3       6    (95)      (108)     (83)
                                                  ------- ------- -------  -------    -------   ------
   Total net periodic benefit costs (credit).....     304     318     309       7       (19)        4
                                                  ------- ------- -------  -------    -------   ------
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses....................     705     532      24     232        264       49
 Prior service costs (credit)....................      --      18      --      --         --     (81)
 Amortization of net actuarial gains (losses)....   (189)   (189)   (192)    (57)       (42)     (38)
 Amortization of prior service (costs) credit....     (6)     (3)     (6)     104        108       83
                                                  ------- ------- -------  -------    -------   ------
   Total recognized in other comprehensive
     income (loss)...............................     510     358   (174)     279        330       13
                                                  ------- ------- -------  -------    -------   ------
     Total recognized in net periodic benefit
       costs and other comprehensive income
       (loss).................................... $   814 $   676 $   135 $   286    $   311   $   17
                                                  ======= ======= =======  =======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $510 million and other postretirement benefits of $279 million for an aggregate reduction in OCI of $789 million before income tax and $512 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $216 million and $6 million, and $73 million and ($75) million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                      December 31, 2010
                                                                    -------------------
                                                                       (In millions)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,.............................................   $          247
 Service costs.....................................................                3
 Interest costs....................................................               16
 Net actuarial (gains) losses......................................            (255)
 Expected prescription drug subsidy................................             (11)
                                                                      --------------
 Balance at December 31,...........................................   $           --
                                                                      ==============

                                                                   Year Ended
                                                                 December 31, 2010
                                                               -------------------
                                                                  (In millions)
Reduction in net periodic other postretirement benefit costs:
 Service costs................................................   $            3
 Interest costs...............................................               16
 Amortization of net actuarial (gains) losses.................               10
                                                                 --------------
   Total reduction in net periodic benefit costs..............   $           29
                                                                 ==============

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of $3 million and $8 million for the years ended December 31, 2011 and 2010, respectively.

Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits     Other Postretirement Benefits
                                           ----------------------  ----------------------------
                                                      December 31,
                                           ----------------------------------------------------
                                              2012        2011     2012           2011
                                           ----------  ----------  ----           ----
  Weighted average discount rate..........    4.20%       4.95%    4.20%          4.95%
  Rate of compensation increase........... 3.50%-7.50% 3.50%-7.50%  N/A            N/A

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Assumptions used in determining net periodic benefit costs were as follows:

                                            Pension Benefits           Other Postretirement Benefits
                                   ----------------------------------- -----------------------------
                                                       December 31,
                                   ----------------------------------------------------------------
                                      2012        2011        2010     2012      2011      2010
                                   ----------- ----------- -----------   -----   ----      ----
Weighted average discount rate....    4.95%       5.80%       6.25%    4.95%     5.80%     6.25%
Weighted average expected rate of
  return onplan assets............    7.00%       7.25%       8.00%    6.26%     7.25%     7.20%
Rate of compensation increase..... 3.50%-7.50% 3.50%-7.50% 3.50%-7.50%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 6.25% for pension benefits and 5.75% for other postretirement benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                      December 31,
                       --------------------------------------------------------------------------
                                        2012                                 2011
                       -------------------------------------- -----------------------------------
                       7.8% in 2013, gradually                7.3% in 2012, gradually
                       decreasing each year until 2094        decreasing each year until 2083
                       reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.3%.
Pre-and Post-Medicare  Pre-Medicare and 4.6% for
  eligible claims..... Post-Medicare.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2012:

                                                                        One Percent  One Percent
                                                                         Increase     Decrease
                                                                       ------------ ------------
                                                                             (In millions)
Effect on total of service and interest costs components..............  $       17  $       (14)
Effect of accumulated postretirement benefit obligations..............  $      309  $      (252)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Plan Assets

  The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

                 Level 1 This category includes investments in fixed maturity securities, equity securities, derivative assets, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.
                 Level 2  This category includes certain
                          separate accounts that are primarily
                          invested in liquid and readily
                          marketable securities. The estimated
                          fair value of such separate account
                          is based upon reported NAV provided
                          by fund managers and this value
                          represents the amount at which
                          transfers into and out of the
                          respective separate account are
                          effected. These separate accounts
                          provide reasonable levels of price
                          transparency and can be corroborated
                          through observable market data.

                          Certain separate accounts are
                          invested in investment partnerships
                          designated as hedge funds. The values
                          for these separate accounts is
                          determined monthly based on the NAV
                          of the underlying hedge fund
                          investment. Additionally, such hedge
                          funds generally contain lock out or
                          other waiting period provisions for
                          redemption requests to be filled.
                          While the reporting and redemption
                          restrictions may limit the frequency
                          of trading activity in separate
                          accounts invested in hedge funds, the
                          reported NAV, and thus the referenced
                          value of the separate account,
                          provides a reasonable level of price
                          transparency that can be corroborated
                          through observable market data.

                          Directly held investments are
                          primarily invested in U.S. and
                          foreign government and corporate
                          securities.
                 Level 3  This category includes separate
                          accounts that are invested in fixed
                          maturity securities, equity
                          securities, derivative assets and
                          other investments that provide little
                          or no price transparency due to the
                          infrequency with which the underlying
                          assets trade and generally require
                          additional time to liquidate in an
                          orderly manner. Accordingly, the
                          values for separate accounts invested
                          in these alternative asset classes
                          are based on inputs that cannot be
                          readily derived from or corroborated
                          by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2012     2011     Target   2012     2011
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      69%      61%      70%      63%      62%
Equity securities (2).............................     12%      21%      24%      30%      37%      37%
Alternative securities (3)........................     13%      10%      15%       0%      --%       1%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                      Postretirement Life
                                                   -------------------------
                                                            Actual Allocation
                                                            ----------------
                                                     Target    2012     2011
                                                   -------- --------  -------
Asset Class:
Fixed maturity securities (1).....................      0%      -- %      --%
Equity securities (2).............................      0%      -- %      --%
Alternative securities (3)........................    100%      100%     100%
                                                            --------  -------
 Total assets.....................................              100%     100%
                                                            ========  =======

----------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2012
                             ------------------------------------------------------------------------
                                      Pension Benefits              Other Postretirement Benefits
                             -----------------------------------  ------------------------------------
                             Fair Value Measurements at           Fair Value Measurements at
                               Reporting Date Using                Reporting Date Using
                             -------------------------            --------------------------
                                                          Total                                Total
                                                        Estimated                            Estimated
                                                          Fair                                 Fair
                             Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                             --------  -------- ------- --------- -------  -------  -------  ---------
                                                         (In millions)
Assets:
Fixed maturity securities:
  Corporate................. $     --  $  2,119 $   18  $  2,137  $   --   $  165    $  4    $    169
  U.S. government bonds.....    1,082       150     --     1,232     175        3      --         178
  Foreign bonds.............       --       714      7       721      --       51      --          51
  Federal agencies..........        1       314     --       315      --       26      --          26
  Municipals................       --       242     --       242      --       70       1          71
  Other (1).................       --       460      7       467      --       55       3          58
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total fixed maturity
     securities.............    1,083     3,999     32     5,114     175      370       8         553
                             --------  -------- ------  --------  ------   ------    ----    --------
Equity securities:
  Common stock - domestic...    1,024        36    129     1,189     249        1      --         250
  Common stock - foreign....      339        --     --       339      83       --      --          83
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total equity securities..    1,363        36    129     1,528     332        1      --         333
                             --------  -------- ------  --------  ------   ------    ----    --------
Other investments...........       --       110    419       529      --       --      --          --
Short-term investments......       --       200     --       200      --      432      --         432
Money market securities.....        2         9     --        11       1       --      --           1
Derivative assets...........       --         7      1         8      --        1      --           1
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total assets............. $  2,448  $  4,361 $  581  $  7,390  $  508   $  804    $  8    $  1,320
                             ========  ======== ======  ========  ======   ======    ====    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                   December 31, 2011
                                         ------------------------------------------------------------------------
                                                  Pension Benefits              Other Postretirement Benefits
-                                        -----------------------------------  ------------------------------------
                                         Fair Value Measurements at           Fair Value Measurements at
                                           Reporting Date Using                Reporting Date Using
-                                        -------------------------            --------------------------
                                                                      Total                                Total
                                                                    Estimated                            Estimated
                                                                      Fair                                 Fair
                                         Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                                         --------  -------- ------- --------- -------  -------  -------  ---------
                                                                     (In millions)
Assets:
Fixed maturity securities:
  Corporate............................. $     --  $  1,820 $   30  $  1,850  $   --   $  139    $   4   $    143
  U.S. government bonds.................      949       176     --     1,125     160        1       --        161
  Foreign bonds.........................       --       200      5       205      --       13       --         13
  Federal agencies......................        1       270     --       271      --       29       --         29
  Municipals............................       --       174     --       174      --       59        1         60
  Other (1).............................       --       445      2       447      --       84        5         89
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total fixed maturity securities......      950     3,085     37     4,072     160      325       10        495
                                         --------  -------- ------  --------  ------   ------    -----   --------
Equity securities:
  Common stock - domestic...............    1,082        36    194     1,312     240        2       --        242
  Common stock - foreign................      271        --     --       271      55       --       --         55
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total equity securities..............    1,353        36    194     1,583     295        2       --        297
                                         --------  -------- ------  --------  ------   ------    -----   --------
Other investments.......................       --        65    501       566      --       --       --         --
Short-term investments..................        4       378     --       382       6      435       --        441
Money market securities.................        2        --     --         2      --        1       --          1
Derivative assets.......................       28         9      4        41      --       --        1          1
Other receivables.......................       --        45     --        45      --        4       --          4
Securities receivable...................       --         8     --         8      --        1       --          1
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total assets......................... $  2,337  $  3,626 $  736  $  6,699  $  461   $  768    $  11   $  1,240
                                         ========  ======== ======  ========  ======   ======    =====   ========

----------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations, and ABS. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance, January 1,.  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
Realized gains
 (losses)...........       --       --       --       (25)          52          4         --        --        (2)         2
Unrealized gains
 (losses)...........      (1)        8        1          9        (38)        (6)         --        --          2       (2)
Purchases, sales,
 issuances and
 settlements, net...     (11)      (6)        4       (49)        (96)        (1)         --        --        (2)       (1)
Transfers into
 and/or out of
 Level 3............       --       --       --         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    18  $     7  $     7   $    129    $    419    $     1    $     4   $     1    $     3   $    --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance, January 1,.  $    45  $     4  $     2   $    228    $    446    $   (1)    $     4   $     1    $     6   $    --
Realized gains
 (losses)...........       --       --      (1)       (57)          80          1         --        --        (1)        --
Unrealized gains
 (losses)...........      (3)      (2)        1        110          42          6         --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...     (13)        3      (1)       (87)        (67)        (2)         --        --        (1)        --
Transfers into
 and/or out of
 Level 3............        1       --        1         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended
 December 31, 2010:
Balance, January 1,.   $  64    $   5   $    66   $    229    $    354    $    --    $    --   $    --     $   9
Realized gains
 (losses)...........      --       --      (11)         --          74          2         --        --       (4)
Unrealized gains
 (losses)...........       7        1        13        (2)         (4)        (2)          1        --         1
Purchases, sales,
 issuances and
 settlements, net...    (17)      (2)      (67)          1          22        (1)         --        --       (1)
Transfers into
 and/or out of
 Level 3............     (9)       --         1         --          --         --          3         1         1
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance,
 December 31,.......   $  45    $   4   $     2   $    228    $    446    $   (1)    $     4   $     1     $   6
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

----------

(1)Other includes ABS and collateralized mortgage obligations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The Company expects to make discretionary contributions to the qualified pension plan of $202 million in 2013. For information on employer contributions, see "--Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $61 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $78 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     Other
                                                      Pension    Postretirement
                                                      Benefits      Benefits
                                                    ------------ --------------
                                                           (In millions)
 2013.............................................. $        422   $      113
 2014.............................................. $        457   $      116
 2015.............................................. $        452   $      118
 2016.............................................. $        468   $      119
 2017.............................................. $        493   $      120
 2018-2022......................................... $      2,705   $      617

 Additional Information

  As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $54 million, $47 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $867 million, $885 million and $767 million for the years ended December 31, 2012, 2011 and 2010, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $83 million, $73 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively.

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                       2012     2011    2010
  -                                                  -------- -------- ------
                                                          (In millions)
  Current:
   Federal.......................................... $    675 $    551 $  304
   State and local..................................        2        2      4
   Foreign..........................................      176      116     46
                                                     -------- -------- ------
     Subtotal.......................................      853      669    354
                                                     -------- -------- ------
  Deferred:
   Federal..........................................      346      769    346
   Foreign..........................................    (144)       22     69
                                                     -------- -------- ------
     Subtotal.......................................      202      791    415
                                                     -------- -------- ------
       Provision for income tax expense (benefit)... $  1,055 $  1,460 $  769
                                                     ======== ======== ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2012     2011    2010
                                                -------- -------- ------
                                                     (In millions)
       Tax provision at U.S. statutory rate.... $  1,294 $  1,660 $  878
       Tax effect of:
         Tax-exempt investment income..........    (118)    (102)  (100)
         State and local income tax............        2        3      1
         Prior year tax........................       10       10     48
         Tax credits...........................    (160)    (119)   (72)
         Foreign tax rate differential.........        3        2    (2)
         Change in valuation allowance.........       13       --     13
         Other, net............................       11        6      3
                                                -------- -------- ------
          Provision for income tax expense
            (benefit).......................... $  1,055 $  1,460 $  769
                                                ======== ======== ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                 December 31,
                                                             ---------------------
                                                                2012       2011
                                                             ---------- ----------
                                                                 (In millions)
Deferred income tax assets:
  Policyholder liabilities and receivables.................. $    2,495 $    2,558
  Net operating loss carryforwards..........................         35         26
  Employee benefits.........................................      1,075        840
  Capital loss carryforwards................................         17         11
  Tax credit carryforwards..................................        372        249
  Litigation-related and government mandated................        175        200
  Other.....................................................        198         94
                                                             ---------- ----------
   Total gross deferred income tax assets...................      4,367      3,978
  Less: Valuation allowance.................................         52         38
                                                             ---------- ----------
   Total net deferred income tax assets.....................      4,315      3,940
                                                             ---------- ----------
Deferred income tax liabilities:
  Investments, including derivatives........................      2,283      1,754
  DAC.......................................................      1,629      1,876
  Net unrealized investment gains...........................      3,412      2,617
  Other.....................................................         27         17
                                                             ---------- ----------
   Total deferred income tax liabilities....................      7,351      6,264
                                                             ---------- ----------
   Net deferred income tax asset (liability)................ $  (3,036) $  (2,324)
                                                             ========== ==========

  The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2012:

                                               Net Operating Loss                 Capital Loss
                                                  Carryforwards                   Carryforwards
                                         ------------------------------- -------------------------------
                                            Amount        Expiration        Amount        Expiration
                                         ------------- ----------------- ------------- -----------------
                                         (In millions)                   (In millions)
Domestic................................   $      30   Beginning in 2018   $      --   N/A
Foreign.................................   $      70   Beginning in 2027   $      50   Beginning in 2014

  Tax credit carryforwards of $372 million at December 31, 2012 will expire beginning in 2021.

  The Company has recorded a valuation allowance increase related to tax benefits of $7 million related to certain state and foreign net operating loss carryforwards and an increase of $7 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    525 $    499 $    592
Additions for tax positions of prior years...............................       27       26        2
Reductions for tax positions of prior years..............................      (5)       --     (54)
Additions for tax positions of current year..............................       --        1        2
Reductions for tax positions of current year.............................       --      (1)      (1)
Settlements with tax authorities.........................................     (15)       --     (31)
Lapses of statutes of limitations........................................       --       --     (11)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    525 $    499
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    466 $    459 $    432
                                                                          ======== ======== ========

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                             Years Ended December 31,
                                                             ----------------------
                                                              2012     2011    2010
                                                             ------   ------- -------
                                                                 (In millions)
Interest recognized in the consolidated statements of
  operations................................................ $    8   $    27 $    27

                                                                       December 31,
                                                                      ---------------
                                                                       2012    2011
                                                                      ------- -------
                                                                       (In millions)
Interest included in other liabilities in the consolidated balance
  sheets............................................................. $   211 $   203

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $70 million and $69 million, respectively, related to the separate account DRD. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return.

17.  Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

  Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

  The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Matters as to Which an Estimate Can Be Made

  For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2012, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $235 million.

  Matters as to Which an Estimate Cannot Be Made

  For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

  Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

  Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

  The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                     December 31,
                                                             --------------------------------------
                                                               2012         2011         2010
                                                              ---------    ---------    ---------
                                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.................    65,812       66,747       68,513
Number of new claims during the year........................     5,303        4,972        5,670
Settlement payments during the year (1)..................... $    36.4    $    34.2    $    34.9

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

  In 2009, Metropolitan Life Insurance Company received 3,910 new claims, ending the year with a total of 68,804 claims, and paid $37.6 million for settlements reached in 2009 and prior years. In 2008, Metropolitan Life Insurance Company received 5,063 new claims, ending the year with a total of 74,027 claims, and paid $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received 7,161 new claims, ending the year with a total of 79,717 claims, and paid $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received 7,870 new claims, ending the year with a total of 87,070 claims, and paid $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received 18,500 new claims, ending the year with a total of 100,250 claims, and paid $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received 23,900 new claims, ending the year with a total of 108,000 claims, and paid $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received 58,750 new claims, ending the year with a total of 111,700 claims, and paid $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

  The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

  The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

  Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims by $402 million from $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2012.

 Regulatory Matters

  The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. At

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the time the action was commenced, Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, was a passive investor with a non-controlling interest in the electricity generating facility, which was solely operated by the lessee, EME Homer City. In a 2012 transaction, ownership of the electricity generating facility was transferred to Homer City Generation, L.P., and Homer City OL6 LLC was merged into Homer City Generation, L.P. Metropolitan Life Insurance Company is a limited partner in Homer City Generation, L.P. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. EME Homer City acknowledged its obligation to indemnify the owners of the electricity generating facility for any claims relating to the NOVs. The Sierra Club, which in a February 13, 2012 letter to the operator and owners of the electricity generating facility had stated its intent to sue for alleged violations of the Clean Air Act, subsequently indicated that it does not intend to commence suit. As a result of the change in the ownership structure, the parties to the proceeding no longer include a subsidiary of Metropolitan Life Insurance Company.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Metco Site, Hicksville, Nassau County, New York. On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

  Sales Practices Regulatory Matters. Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

 Unclaimed Property Inquiries and Related Litigation

  In April 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the agreement to resolve the market conduct examination, MetLife, Inc. made a $40 million multistate examination payment, of which the Company's share is $33 million, to be allocated among the settling states. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that had not been presented to the Company. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. At least one other jurisdiction is pursuing a similar market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. The action was sealed by court order until March 22, 2012. The Relator alleged that the aggregate damages, including statutory damages and treble damages, are $228 million. The Relator did not allocate this claimed damage amount between MetLife, Inc. and the other defendant. On December 31, 2012, the court granted motions by MetLife, Inc. and the other defendant to dismiss the action.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010). Alleging that MetLife, Inc. and two other companies have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, the Relator has brought an action under the Florida False Claims act seeking to recover damages on behalf of Florida. The action has been sealed by court order until December 17, 2012. The relator alleges that the aggregate damages, including statutory damages and treble damages, are $3.2 billion. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendants. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. The Company intends to defend this action vigorously.

 Total Control Accounts Litigation

  Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company. (D. Nev., filed November 3,
2011). These consolidated putative class action lawsuits raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Various state regulators have also taken actions with respect to retained asset accounts. The New York Department of Financial Services issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. In connection with a market conduct exam, Metropolitan Life Insurance Company entered into a consent order with the Minnesota Department of Commerce regarding the Company's use of TCAs as a default option.

  The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

 Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011). This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. On June 26,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs have appealed that decision to the United States Court of Appeals for the Sixth Circuit.

   McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed
February 22, 2012). This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The parties have begun discovery.

  Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

 Summary

  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2012    2011
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    85 $    63
  Premium tax offsets currently available for paid assessments.      12      13
                                                                ------- -------
                                                                $    97 $    76
                                                                ======= =======

 Other Liabilities:
  Insolvency assessments....................................... $   136 $   113
                                                                ======= =======

Commitments

  Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                    Gross
                                  Rental  Sublease  Rental
                                  Income   Income  Payments
                                 -------- -------- --------
                                       (In millions)
                     2013....... $    345 $    18  $    181
                     2014....... $    331 $    15  $    143
                     2015....... $    291 $    15  $    133
                     2016....... $    220 $    15  $    119
                     2017....... $    180 $    15  $    103
                     Thereafter. $    750 $    80  $    847

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.2 billion and $2.5 billion at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.7 billion and $2.3 billion at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $971 million and $986 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million at both December 31, 2012 and 2011, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18.  Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.6 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $108 million, $94 million and $84 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $113 million, $46 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.6 billion and $1.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates of $346 million and $238 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6.

  See Notes 4, 8 and 12 for additional related party transactions.

General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2012 and 2011 and for the Years Ended December 31, 2012, 2011 and 2010
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
April 5, 2013

            General American Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2012 and 2011

                (In millions, except share and per share data)

                                                                                                         2012              2011
                                                                                                    ----------        ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $6,836 and
  $6,676, respectively)............................................................................ $    8,017        $    7,669
 Equity securities available-for-sale, at estimated fair value (cost: $63 and $33, respectively)...         64                33
 Mortgage loans (net of valuation allowances of $7 and $4, respectively)...........................        845               608
 Policy loans......................................................................................      1,774             1,797
 Real estate and real estate joint ventures........................................................         63                53
 Other limited partnership interests...............................................................        210               196
 Short-term investments, at estimated fair value...................................................        191               254
 Other invested assets, principally at estimated fair value........................................        141               138
                                                                                                    ----------        ----------
  Total investments................................................................................     11,305            10,748
Cash and cash equivalents, principally at estimated fair value.....................................         88                72
Accrued investment income..........................................................................         98               102
Premiums, reinsurance and other receivables........................................................      2,716             2,548
Deferred policy acquisition costs and value of business acquired...................................        257               195
Current income tax recoverable.....................................................................          9                --
Other assets.......................................................................................        128               122
Separate account assets............................................................................        986               974
                                                                                                    ----------        ----------
  Total assets..................................................................................... $   15,587        $   14,761
                                                                                                    ==========        ==========

Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................................. $    5,231        $    5,095
Policyholder account balances......................................................................      5,584             4,985
Other policy-related balances......................................................................        287               255
Policyholder dividends payable.....................................................................         89                95
Payables for collateral under securities loaned and other transactions.............................        603               815
Long-term debt.....................................................................................        102               102
Current income tax payable.........................................................................         --                36
Deferred income tax liability......................................................................        329               236
Other liabilities..................................................................................        736               653
Separate account liabilities.......................................................................        986               974
                                                                                                    ----------        ----------
  Total liabilities................................................................................     13,947            13,246
                                                                                                    ----------        ----------
Contingencies, Commitments and Guarantees (Note 12)

Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares issued and
 outstanding.......................................................................................          3                 3
Additional paid-in capital.........................................................................        865               865
Retained earnings..................................................................................         35                21
Accumulated other comprehensive income (loss)......................................................        737               626
                                                                                                    ----------        ----------
  Total stockholder's equity.......................................................................      1,640             1,515
                                                                                                    ----------        ----------
  Total liabilities and stockholder's equity....................................................... $   15,587        $   14,761
                                                                                                    ==========        ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                   2012        2011        2010
                                                                ----------  ----------  ----------
Revenues
Premiums....................................................... $      431  $      302  $      249
Universal life and investment-type product policy fees.........        118         115         146
Net investment income..........................................        503         491         502
Other revenues.................................................          5          15           5
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.         (5)         (2)        (16)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)............         (1)         (1)         10
 Other net investment gains (losses)...........................         11          44         (10)
                                                                ----------  ----------  ----------
   Total net investment gains (losses).........................          5          41         (16)
 Net derivative gains (losses).................................        (32)         40         (62)
                                                                ----------  ----------  ----------
     Total revenues............................................      1,030       1,004         824
                                                                ----------  ----------  ----------
Expenses
Policyholder benefits and claims...............................        581         499         442
Interest credited to policyholder account balances.............        145         134         136
Policyholder dividends.........................................        144         151         154
Other expenses.................................................        141         127          67
                                                                ----------  ----------  ----------
     Total expenses............................................      1,011         911         799
                                                                ----------  ----------  ----------
Income (loss) before provision for income tax..................         19          93          25
Provision for income tax expense (benefit).....................          5          42          (2)
                                                                ----------  ----------  ----------
 Net income (loss)............................................. $       14  $       51  $       27
                                                                ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012    2011    2010
                                                                                          ------- ------- -------
Net income (loss)........................................................................ $    14 $    51 $    27
Other comprehensive income (loss):
    Unrealized investment gains (losses), net of related offsets.........................     174     337     435
    Unrealized gains (losses) on derivatives.............................................     (1)      --      --
    Foreign currency translation adjustments.............................................     (1)      --      --
    Defined benefit plans adjustment.....................................................     (2)     (4)     (1)
                                                                                          ------- ------- -------
    Other comprehensive income (loss), before income tax.................................     170     333     434
    Income tax (expense) benefit related to items of other comprehensive income (loss)...    (59)   (118)   (151)
                                                                                          ------- ------- -------
    Other comprehensive income (loss), net of income tax.................................     111     215     283
                                                                                          ------- ------- -------
Comprehensive income (loss).............................................................. $   125 $   266 $   310
                                                                                          ======= ======= =======

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
              For the Year Ended December 31, 2012, 2011 and 2010

                                 (In millions)




                                                               Additional
                                                       Common   Paid-in     Retained
                                                       Stock    Capital     Earnings
                                                      -------- ----------  ---------
Balance at December 31, 2009......................... $      3 $    1,156  $      --
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                            (16)
                                                      -------- ----------  ---------
Balance at January 1, 2010...........................        3      1,156        (16)
Dividends on common stock............................                (127)       (22)
Net income (loss)....................................                             27
Other comprehensive income (loss), net of income tax.
                                                      -------- ----------  ---------
Balance at December 31, 2010.........................        3      1,029        (11)
Dividends on common stock............................                (164)       (19)
Net income (loss)....................................                             51
Other comprehensive income (loss), net of income tax.
                                                      -------- ----------  ---------
Balance at December 31, 2011.........................        3        865         21
Net income (loss)....................................                             14
Other comprehensive income (loss), net of income tax.
                                                      -------- ----------  ---------
Balance at December 31, 2012......................... $      3 $      865  $      35
                                                      ======== ==========  =========

                                                         Accumulated Other Comprehensive Income (Loss)
                                                      ---------------------------------------------------
                                                           Net                      Foreign     Defined
                                                        Unrealized   Other-Than-   Currency     Benefit        Total
                                                        Investment    Temporary   Translation    Plans     Stockholder's
                                                      Gains (Losses) Impairments  Adjustments  Adjustment     Equity
                                                      -------------- -----------  -----------  ----------  -------------
Balance at December 31, 2009.........................     $      149   $     (10)  $      (10)  $      (1)    $    1,287
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                (16)
                                                          ----------   ---------   ----------   ---------     ----------
Balance at January 1, 2010...........................            149         (10)         (10)         (1)         1,271
Dividends on common stock............................                                                               (149)
Net income (loss)....................................                                                                 27
Other comprehensive income (loss), net of income tax.            284                                   (1)           283
                                                          ----------   ---------   ----------   ---------     ----------
Balance at December 31, 2010.........................            433         (10)         (10)         (2)         1,432
Dividends on common stock............................                                                               (183)
Net income (loss)....................................                                                                 51
Other comprehensive income (loss), net of income tax.            219          (1)                      (3)           215
                                                          ----------   ---------   ----------   ---------     ----------
Balance at December 31, 2011.........................            652         (11)         (10)         (5)         1,515
Net income (loss)....................................                                                                 14
Other comprehensive income (loss), net of income tax.            108           6           (1)         (2)           111
                                                          ----------   ---------   ----------   ---------     ----------
Balance at December 31, 2012.........................     $      760   $      (5)  $      (11)  $      (7)    $    1,640
                                                          ==========   =========   ==========   =========     ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                            2012     2011     2010
                                                                                        -------- -------- --------
Cash flows from operating activities
Net income (loss)...................................................................... $    14  $    51  $    27
Adjustments to reconcile net income (loss) to net cash used in operating activities:
  Depreciation and amortization expenses...............................................       6        7        7
  Amortization of premiums and accretion of discounts associated with investments, net.     (39)     (46)     (46)
  (Gains) losses on investments and derivatives and from sales of businesses, net......      40      (68)      77
  Interest credited to policyholder account balances...................................     145      134      136
  Interest (income) expense on equity linked notes.....................................      (6)       9       (3)
  Universal life and investment-type product policy fees...............................    (118)    (115)    (146)
  Change in premiums, reinsurance and other receivables................................    (167)    (104)    (208)
  Change in deferred policy acquisition costs and value of business acquired, net......     (77)     (38)      11
  Change in income tax.................................................................     (12)      89       57
  Change in other assets...............................................................       6       13       10
  Change in insurance-related liabilities and policy-related balances..................     161       (9)      24
  Change in other liabilities..........................................................       7       47        4
  Other, net...........................................................................      (4)      19       (6)
                                                                                        -------  -------  -------
Net cash used in operating activities..................................................     (44)     (11)     (56)
                                                                                        -------  -------  -------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities...........................................................   1,914    1,375    2,079
   Equity securities...................................................................       8      201        1
   Mortgage loans......................................................................      24       48       33
   Other limited partnership interests.................................................      25       19       10
  Purchases of:
   Fixed maturity securities...........................................................  (1,959)  (2,095)  (1,779)
   Equity securities...................................................................     (36)     (29)     (10)
   Mortgage loans......................................................................    (265)     (93)    (233)
   Real estate and real estate joint ventures..........................................     (12)      (2)      (3)
   Other limited partnership interests.................................................     (37)     (52)     (58)
  Cash received in connection with freestanding derivatives............................      46       62       24
  Cash paid in connection with freestanding derivatives................................     (85)     (63)     (67)
  Issuances of loans to affiliates.....................................................      --      (50)      --
  Net change in policy loans...........................................................      23       10      (26)
  Net change in short-term investments.................................................      63      (79)      55
  Net change in other invested assets..................................................       5      (12)       8
                                                                                        -------  -------  -------
Net cash (used in) provided by investing activities....................................    (286)    (760)      34
                                                                                        -------  -------  -------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................   1,820      993      372
   Withdrawals.........................................................................  (1,262)    (473)    (242)
  Net change in payables for collateral under securities loaned and other transactions.    (212)     241      148
  Dividends on common stock............................................................      --     (183)    (149)
                                                                                        -------  -------  -------
Net cash provided by financing activities..............................................     346      578      129
                                                                                        -------  -------  -------
Change in cash and cash equivalents....................................................      16     (193)     107
Cash and cash equivalents, beginning of year...........................................      72      265      158
                                                                                        -------  -------  -------
Cash and cash equivalents, end of year................................................. $    88  $    72  $   265
                                                                                        =======  =======  =======

Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
   Interest............................................................................ $     8  $     8  $     8
                                                                                        =======  =======  =======
   Income tax.......................................................................... $    18  $   (42) $   (41)
                                                                                        =======  =======  =======

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

 Business

  General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

  The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

            General American Life Insurance Company and Subsidiary

  The Company reports separate account assets at their fair value which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

 Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

 Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

    Accounting Policy                                                 Note
    -----------------------------------------------------------------------
    Insurance                                                            2
    -----------------------------------------------------------------------
    Deferred Policy Acquisition Costs and Value of Business Acquired     3
    -----------------------------------------------------------------------
    Reinsurance                                                          4
    -----------------------------------------------------------------------
    Investments                                                          5
    -----------------------------------------------------------------------
    Derivatives                                                          6
    -----------------------------------------------------------------------
    Fair Value                                                           7
    -----------------------------------------------------------------------
    Income Tax                                                          11
    -----------------------------------------------------------------------
    Litigation Contingencies                                            12

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

            General American Life Insurance Company and Subsidiary

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

            General American Life Insurance Company and Subsidiary

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Value of Business Acquired

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

            General American Life Insurance Company and Subsidiary

  DAC and VOBA are amortized as follows:

Products:                                                 In proportion to the following over estimated
                                                          lives of the contracts:
--------------------------------------------------------------------------------------------------------
 Non-participating and non-dividend-paying traditional    Historic actual and expected future gross
   contracts:                                             premiums.

    Term insurance
    Non-participating whole life insurance
--------------------------------------------------------------------------------------------------------
 Participating, dividend-paying traditional contracts     Actual and expected future gross margins.
--------------------------------------------------------------------------------------------------------
 Fixed and variable universal life contracts              Actual and expected future gross profits.
 Fixed and variable deferred annuity contracts

  See Note 3 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

 Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

            General American Life Insurance Company and Subsidiary

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

            General American Life Insurance Company and Subsidiary

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

            General American Life Insurance Company and Subsidiary

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

   . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
   . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
   . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.

            General American Life Insurance Company and Subsidiary

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

            General American Life Insurance Company and Subsidiary

  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

            General American Life Insurance Company and Subsidiary

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 Goodwill

  The Company performed its annual goodwill impairment testing during the third quarter of 2011 based upon data as of the close of the second quarter of 2011. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  Impairment testing was performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applied significant judgment when determining the estimated fair value of the Company's reporting unit.

  For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is

            General American Life Insurance Company and Subsidiary determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  During the 2011 goodwill impairment test performed by the Company, a comparison of the fair value of the reporting unit to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit's goodwill with its carrying amount indicated that the entire amount of goodwill associated with the Company was impaired. Consequently, the Company recorded a $35 million goodwill impairment charge, representing its accumulated goodwill impairment loss, reflected in other expenses for the year ended December 31, 2011.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Income Tax

  The Company together with its parent, MLIC and its subsidiaries, join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

   . future taxable income exclusive of reversing temporary differences and carryforwards;
   .   future reversals of existing taxable temporary differences;
   .   taxable income in prior carryback years; and
   .   tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

            General American Life Insurance Company and Subsidiary

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $76 million and $78 million at December 31, 2012 and 2011, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $70 million and $71 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2012, 2011 and 2010.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $10 million and $30 million at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $6 million and $26 million at December 31, 2012 and 2011, respectively. Related amortization expense was $1 million for both the years ended December 31, 2012 and 2011, and $2 million for the year ended December 31, 2010.

            General American Life Insurance Company and Subsidiary

  Other Revenues

  Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements, administrative service fees, and changes in account value relating to the Company's corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                     As Previously Reported    Adjustment        As Adjusted
                     ---------------------- ----------------- -----------------
                       December 31, 2011    December 31, 2011 December 31, 2011
                     ---------------------- ----------------- -----------------
                                           (In millions)
Assets
 Deferred policy
   acquisition
   costs and value
   of business
   acquired (1).....        $    196             $   (1)          $    195
Equity
 Retained earnings..        $     31             $  (10)          $     21
 Accumulated other
   comprehensive
   income (loss)....        $    617             $    9           $    626
 Total
   stockholder's
   equity...........        $  1,516             $   (1)          $  1,515

--------

(1)Value of business acquired was not impacted by the adoption of this guidance.

            General American Life Insurance Company and Subsidiary

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                  As Previously Reported        Adjustment               As Adjusted
                                  ---------------------    ---------------------    ---------------------
                                  Years Ended December 31, Years Ended December 31,  Years Ended December 31,
                                  ---------------------    ---------------------    ---------------------
                                   2011          2010       2011          2010       2011           2010
                                    ------        -----      -----         -----      ------         -----
                                                (In millions)
     Expenses
       Other expenses............ $  129        $  75      $  (2)        $  (8)     $  127         $  67
       Income (loss) before
        provision for income
        tax...................... $   91        $  17      $   2         $   8      $   93         $  25
       Provision for income tax
        expense (benefit)........ $   41        $  (5)     $   1         $   3      $   42         $  (2)
       Net income (loss)......... $   50        $  22      $   1         $   5      $   51         $  27

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                  As Previously Reported        Adjustment               As Adjusted
                                  ----------------------   ---------------------    ----------------------
                                  Years Ended December 31, Years Ended December 31,  Years Ended December 31,
                                  ----------------------   ---------------------    ----------------------
                                    2011         2010       2011          2010       2011           2010
                                    -------        -----     -----         -----      ------          -----
                                                (In millions)
    Cash flows from operating
     activities
      Net income (loss).......... $    50        $  22     $   1         $   5      $   51          $  27
      Change in deferred policy
       acquisition
       costs, net................ $   (36)       $  19     $  (2)        $  (8)     $  (38)         $  11
      Change in income tax....... $    88        $  54     $   1         $   3      $   89          $  57

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 7.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of variable interest entities ("VIEs"). The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that

            General American Life Insurance Company and Subsidiary has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

 Future Adoption of New Accounting Pronouncements

    In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
  830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40 still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after

            General American Life Insurance Company and Subsidiary

January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
----------------------------------------------------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3%
                             to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.
----------------------------------------------------------------------------------------------------------------
Non-participating life       Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 7%.
----------------------------------------------------------------------------------------------------------------
Individual and group         Present value of expected future payments. Interest rate assumptions used in traditional fixed annuities  establishing such liabilities range from 4% to 9%.
after annuitization
----------------------------------------------------------------------------------------------------------------
Non-medical health           The net level premium method and assumptions as to future morbidity,
insurance                    withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.
----------------------------------------------------------------------------------------------------------------
Disabled lives               Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

  Participating business represented 19% and 38% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 78%, 99% and 99% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

            General American Life Insurance Company and Subsidiary

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

  The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                  Universal and
                                       Annuity    Variable Life
                                      Contracts     Contracts
                                    ------------- -------------
                                     Guaranteed
                                    Annuitization   Secondary
                                      Benefits     Guarantees     Total
                                    ------------- ------------- --------
                                                (In millions)
      Direct
      Balance at January 1, 2010...    $     7       $    13    $     20
      Incurred guaranteed benefits.         --            80          80
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2010.          7            93         100
      Incurred guaranteed benefits.         --            (9)         (9)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2011.          7            84          91
      Incurred guaranteed benefits.         (1)           13          12
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2012.    $     6       $    97    $    103
                                       =======       =======    ========
      Ceded
      Balance at January 1, 2010...    $    --       $     7    $      7
      Incurred guaranteed benefits.         --            81          81
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2010.         --            88          88
      Incurred guaranteed benefits.         --            (8)         (8)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2011.         --            80          80
      Incurred guaranteed benefits.         --            13          13
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2012.    $    --       $    93    $     93
                                       =======       =======    ========
      Net
      Balance at January 1, 2010...    $     7       $     6    $     13
      Incurred guaranteed benefits.         --            (1)         (1)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2010.          7             5          12
      Incurred guaranteed benefits.         --            (1)         (1)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2011.          7             4          11
      Incurred guaranteed benefits.         (1)           --          (1)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2012.    $     6       $     4    $     10
                                       =======       =======    ========

            General American Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2012    2011
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    15 $    14
                        Money Market....       2       2
                        Bond............       2       1
                        Balanced........       1       2
                        Specialty.......       1      --
                                         ------- -------
                         Total.......... $    21 $    19
                                         ======= =======

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

            General American Life Insurance Company and Subsidiary

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                        December 31,
                                                     -------------------
                                                       2012      2011
                                                     --------- ---------
                                                      At Annuitization
                                                     -------------------
                                                        (In millions)
       Annuity Contracts (1)
       Two Tier Annuities
       General account value........................ $     274 $     276
       Net amount at risk........................... $      48 $      49
       Average attained age of contractholders...... 64 years  63 years

                                                        December 31,
                                                     -------------------
                                                       2012      2011
                                                     --------- ---------
                                                          Secondary
                                                         Guarantees
                                                     -------------------
                                                        (In millions)
       Universal and Variable Life Contracts (1)
       Account value (general and separate account). $   1,559 $   1,473
       Net amount at risk........................... $  14,321 $  15,034
       Average attained age of policyholders........ 62 years  61 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

 Obligations Under Funding Agreements

  General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB common stock, included in equity securities, were as follows at:

                                                December 31,
                                                -------------
                                                2012   2011
                                                -----  -----
                                                (In millions)
       FHLB of Des Moines...................... $  55  $  31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                               2012      2011        2012          2011
                            ---------- -------- -------------- ------------
                                             (In millions)
    FHLB of Des Moines (1). $    1,000 $    475 $    1,298 (2) $    662 (2)

--------
(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as

            General American Life Insurance Company and Subsidiary there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

 Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $905 million and $894 million at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $81 million and $80 million at December 31, 2012 and 2011, respectively. The average interest rate credited on these contracts was 2.51% and 2.72% at December 31, 2012 and 2011, respectively.

  Under an assumptive reinsurance agreement, the Company transferred, in a non-cash transaction, $319 million of pass-through separate accounts to an affiliate during 2011.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

  See Note 1 for a description of capitalized acquisition costs.

  Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance and non-participating whole life insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross

            General American Life Insurance Company and Subsidiary margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

  Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

  Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

            General American Life Insurance Company and Subsidiary

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                              Years Ended December 31,
                                             --------------------------
                                               2012      2011     2010
                                             --------  -------  -------
                                                    (In millions)
       DAC
       Balance at January 1,................ $    133  $    80  $    70
       Capitalizations......................      124       57        5
       Amortization related to:
        Net investment gains (losses).......       --       --        2
        Other expenses......................      (37)      (9)      (6)
                                             --------  -------  -------
          Total amortization................      (37)      (9)      (4)
                                             --------  -------  -------
       Unrealized investment gains (losses).      (10)       5        9
                                             --------  -------  -------
       Balance at December 31,..............      210      133       80
                                             --------  -------  -------
       VOBA
       Balance at January 1,................       62       80       99
       Amortization related to:
        Other expenses......................      (10)     (10)     (12)
                                             --------  -------  -------
          Total amortization................      (10)     (10)     (12)
                                             --------  -------  -------
       Unrealized investment gains (losses).       (5)      (8)      (7)
                                             --------  -------  -------
       Balance at December 31,..............       47       62       80
                                             --------  -------  -------
       Total DAC and VOBA
       Balance at December 31,.............. $    257  $   195  $   160
                                             ========  =======  =======

            General American Life Insurance Company and Subsidiary

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                        VOBA
                                    -------------
                                    (In millions)
                              2013.    $    9
                              2014.    $    8
                              2015.    $    7
                              2016.    $    2
                              2017.    $    4

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most new individual life insurance policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $3 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

            General American Life Insurance Company and Subsidiary

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $440 million and $435 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $576 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $317 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $677 million of net unaffiliated ceded reinsurance recoverables. Of this total, $559 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $322 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                               Years Ended December 31,
                                                               ----------------------
                                                                2012     2011    2010
                                                               ------   ------  ------
                                                                    (In millions)
Premiums:
Direct premiums............................................... $  294   $  320  $  335
Reinsurance assumed...........................................    444      297     211
Reinsurance ceded.............................................   (307)    (315)   (297)
                                                               ------   ------  ------
  Net premiums................................................ $  431   $  302  $  249
                                                               ======   ======  ======
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $  278   $  289  $  347
Reinsurance assumed...........................................     --       --      --
Reinsurance ceded.............................................   (160)    (174)   (201)
                                                               ------   ------  ------
  Net universal life and investment-type product policy fees.. $  118   $  115  $  146
                                                               ======   ======  ======
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  613   $  606  $  618
Reinsurance assumed...........................................    355      223     221
Reinsurance ceded.............................................   (387)    (330)   (397)
                                                               ------   ------  ------
  Net policyholder benefits and claims........................ $  581   $  499  $  442
                                                               ======   ======  ======
Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances..... $  223   $  210  $  206
Reinsurance assumed...........................................     --       --      --
Reinsurance ceded.............................................    (78)     (76)    (70)
                                                               ------   ------  ------
  Net interest credited to policyholder account balances...... $  145   $  134  $  136
                                                               ======   ======  ======
Other expenses:
Direct other expenses......................................... $  109   $  158  $  168
Reinsurance assumed...........................................    120       55      31
Reinsurance ceded.............................................    (88)     (86)   (132)
                                                               ------   ------  ------
  Net other expenses.......................................... $  141   $  127  $   67
                                                               ======   ======  ======

            General American Life Insurance Company and Subsidiary

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                        December 31,
                                                -------------------------------------------------------------
                                                             2012                           2011
                                                ------------------------------ ------------------------------
                                                                        Total                          Total
                                                                       Balance                        Balance
                                                Direct Assumed  Ceded   Sheet  Direct Assumed  Ceded   Sheet
                                                ------ ------- ------  ------- ------ ------- ------  -------
                                                                        (In millions)
Assets:
Premiums, reinsurance and other receivables.... $   27  $ 74   $2,615  $2,716  $   27  $ 28   $2,493  $2,548
Deferred policy acquisition costs and value of
 business acquired.............................    243   139     (125)    257     287    49     (141)    195
                                                ------  ----   ------  ------  ------  ----   ------  ------
   Total assets................................ $  270  $213   $2,490  $2,973  $  314  $ 77   $2,352  $2,743
                                                ======  ====   ======  ======  ======  ====   ======  ======
Liabilities:
Future policy benefits......................... $4,915  $316   $   --  $5,231  $4,945  $150   $   --  $5,095
Other policy-related balances..................    270    64      (47)    287     256    54      (55)    255
Other liabilities..............................    135    47      554     736     133    31      489     653
                                                ------  ----   ------  ------  ------  ----   ------  ------
   Total liabilities........................... $5,320  $427   $  507  $6,254  $5,334  $235   $  434  $6,003
                                                ======  ====   ======  ======  ======  ====   ======  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $256 million and $249 million at December 31, 2012 and 2011, respectively. There were no deposit liabilities on reinsurance at both December 31, 2012 and 2011.

 Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Investors Insurance Company and MetLife Investors USA Insurance Company, all of which are related parties.

            General American Life Insurance Company and Subsidiary

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             -----------------------
                                                              2012    2011     2010
                                                             ------  ------  -------
                                                                  (In millions)
Premiums:
Reinsurance assumed......................................... $  202  $   62  $    --
Reinsurance ceded...........................................    (11)     (7)     (14)
                                                             ------  ------  -------
 Net premiums............................................... $  191  $   55  $   (14)
                                                             ======  ======  =======
Universal life and investment-type product policy fees:
Reinsurance assumed......................................... $   --  $   --  $    --
Reinsurance ceded...........................................    (83)    (90)    (120)
                                                             ------  ------  -------
 Net universal life and investment-type product policy fees. $  (83) $  (90) $  (120)
                                                             ======  ======  =======
Policyholder benefits and claims:
Reinsurance assumed......................................... $  172  $   54  $    --
Reinsurance ceded...........................................    (19)    (14)     (33)
                                                             ------  ------  -------
 Net policyholder benefits and claims....................... $  153  $   40  $   (33)
                                                             ======  ======  =======
Interest credited to policyholder account balances:
Reinsurance assumed......................................... $   --  $   --  $    --
Reinsurance ceded...........................................    (78)    (76)     (70)
                                                             ------  ------  -------
 Net interest credited to policyholder account balances..... $  (78) $  (76) $   (70)
                                                             ======  ======  =======
Other expenses:
Reinsurance assumed......................................... $   66  $   21  $    --
Reinsurance ceded...........................................    (33)    (48)     (93)
                                                             ------  ------  -------
 Net other expenses......................................... $   33  $  (27) $   (93)
                                                             ======  ======  =======

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                             December 31,
                                                                  ----------------------------------
                                                                        2012              2011
                                                                  ----------------  ----------------
                                                                  Assumed   Ceded   Assumed   Ceded
                                                                  ------- --------  ------- --------
                                                                             (In millions)
Assets:
Premiums, reinsurance and other receivables...................... $   74  $  1,880   $  28  $  1,783
Deferred policy acquisition costs and value of business acquired.    139      (121)     49      (134)
                                                                  ------  --------   -----  --------
 Total assets.................................................... $  213  $  1,759   $  77  $  1,649
                                                                  ======  ========   =====  ========
Liabilities:
Future policy benefits........................................... $  219  $     --   $  54  $     --
Other policy-related balances....................................      2       (47)      1       (55)
Other liabilities................................................     47        35      31        34
                                                                  ------  --------   -----  --------
 Total liabilities............................................... $  268  $    (12)  $  86  $    (21)
                                                                  ======  ========   =====  ========

            General American Life Insurance Company and Subsidiary

  In January 2011, the Company entered into two reinsurance agreements to assume 90% of certain participating whole life product policies on a coinsurance basis from two affiliates. The Company assumed premiums of $202 million and $62 million and assumed benefits and related expenses of $238 million and $75 million for the years ended December 31, 2012 and 2011, respectively. In connection with these agreements, the Company recorded assumed DAC and VOBA of $139 million and $49 million, premiums and other receivables of $74 million and $28 million, future policy benefits of $219 million and $53 million and affiliated reinsurance payables, included in other liabilities, of $47 million and $31 million at December 31, 2012 and 2011, respectively.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.8 billion and $1.7 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $253 million and $243 million at December 31, 2012 and 2011, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2012 and 2011.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

            General American Life Insurance Company and Subsidiary

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                                 December 31, 2012                             December 31, 2011
                                   --------------------------------------------- ---------------------------------------------
                                                 Gross Unrealized                              Gross Unrealized
                                    Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                                   Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                                     Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                                   --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                          (In millions)
Fixed Maturity Securities:
U.S. corporate.................... $  2,442  $    363   $  11   $  --  $  2,794  $  2,408  $    295   $  28   $  --  $  2,675
Foreign government................      828       444      --      --     1,272       770       421      --      --     1,191
Foreign corporate.................    1,023       230      17      --     1,236       915       199      23      --     1,091
RMBS..............................      858        60      11       8       899       837        47      23      16       845
U.S. Treasury and agency..........      784        99      --      --       883       790        95      --      --       885
CMBS..............................      564        22      12      --       574       609        22      10      --       621
ABS...............................      261         9       3      --       267       280         8       7      --       281
State and political subdivision...       76        16      --      --        92        67        13      --      --        80
                                   --------  --------   -----   -----  --------  --------  --------   -----   -----  --------
  Total fixed maturity securities. $  6,836  $  1,243   $  54   $   8  $  8,017  $  6,676  $  1,100   $  91   $  16  $  7,669
                                   ========  ========   =====   =====  ========  ========  ========   =====   =====  ========
Equity Securities:
Common............................ $     63  $      1   $  --   $  --  $     64  $     33  $     --   $  --   $  --  $     33
                                   --------  --------   -----   -----  --------  --------  --------   -----   -----  --------
  Total equity securities......... $     63  $      1   $  --   $  --  $     64  $     33  $     --   $  --   $  --  $     33
                                   ========  ========   =====   =====  ========  ========  ========   =====   =====  ========

  The Company held non-income producing fixed maturity securities with an estimated fair value of $4 million with unrealized gains (losses) of $3 million at December 31, 2012. There were no non-income producing fixed maturity securities held at December 31, 2011.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

            General American Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                          December 31,
                                            -----------------------------------------
                                                    2012                 2011
                                            -------------------- --------------------
                                            Amortized Estimated  Amortized Estimated
                                              Cost    Fair Value   Cost    Fair Value
                                            --------- ---------- --------- ----------
                                                          (In millions)
Due in one year or less.................... $    492   $    508  $    509   $    526
Due after one year through five years......      966      1,074       814        896
Due after five years through ten years.....    1,392      1,704     1,316      1,554
Due after ten years........................    2,303      2,991     2,311      2,946
                                            --------   --------  --------   --------
 Subtotal..................................    5,153      6,277     4,950      5,922
Structured securities (RMBS, CMBS and ABS).    1,683      1,740     1,726      1,747
                                            --------   --------  --------   --------
 Total fixed maturity securities........... $  6,836   $  8,017  $  6,676   $  7,669
                                            ========   ========  ========   ========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                           December 31, 2012                         December 31, 2011
                               ----------------------------------------- -----------------------------------------
                                                    Equal to or Greater                       Equal to or Greater
                               Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                               -------------------- -------------------- -------------------- --------------------
                               Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                 Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                 Value     Losses     Value     Losses     Value     Losses     Value     Losses
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                   (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................  $    36    $    2   $    111    $    9   $    131    $    7   $    137   $    21
Foreign government............        8        --         --        --         --        --         --        --
Foreign corporate.............       63         2         32        15        114         5         36        18
RMBS..........................       21         1        110        18         55        11        123        28
U.S. Treasury and agency......       48        --         --        --         --        --         --        --
CMBS..........................       41        --         33        12         69         1         63         9
ABS...........................       12        --         30         3         94         2         32         5
State and political
  subdivision.................        2        --         --        --         --        --         --        --
                                -------    ------   --------    ------   --------    ------   --------   -------
 Total fixed maturity
   securities.................  $   231    $    5   $    316    $   57   $    463    $   26   $    391   $    81
                                =======    ======   ========    ======   ========    ======   ========   =======
Total number of securities in
  an unrealized loss position.       57                   76                  131                   82
                                =======             ========             ========             ========

            General American Life Insurance Company and Subsidiary

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more

            General American Life Insurance Company and Subsidiary appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $45 million during the year ended December 31, 2012 from $107 million to $62 million. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $19 million of the total $62 million of gross unrealized losses were from 14 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $19 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $10 million, or 53%, are related to gross unrealized losses on six investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

            General American Life Insurance Company and Subsidiary

  Below Investment Grade Fixed Maturity Securities

    Of the $19 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $9 million, or 47%, are related to gross unrealized losses on eight below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                December 31,
                                 ------------------------------------------
                                         2012                  2011
                                 --------------------  --------------------
                                   Carrying     % of     Carrying     % of
                                     Value      Total      Value      Total
                                 ------------- ------  ------------- ------
                                 (In millions)         (In millions)
   Mortgage loans:
    Commercial..................   $    825     97.6 %   $    579     95.3 %
    Agricultural................         27       3.2          33       5.4
                                   --------    ------    --------    ------
      Subtotal (1)..............        852     100.8         612     100.7
    Valuation allowances........        (7)     (0.8)         (4)     (0.7)
                                   --------    ------    --------    ------
      Total mortgage loans, net.   $    845    100.0 %   $    608    100.0 %
                                   ========    ======    ========    ======

--------
(1)In 2012, the Company purchased $195 million of commercial mortgage loans at estimated fair value from an affiliate, MetLife Bank, National Association. The Company did not purchase any mortgage loans during the year ended December 31, 2011.

  See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

            General American Life Insurance Company and Subsidiary

 Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                      December 31,
                                             --------------------------------------------------------------
                                                          2012                            2011
                                             ------------------------------- ------------------------------
                                             Commercial Agricultural  Total  Commercial Agricultural Total
                                             ---------- ------------ ------- ---------- ------------ ------
                                                                     (In millions)
Mortgage loans:
  Evaluated individually for credit losses..  $    17     $    --    $    17  $     --     $    5    $    5
  Evaluated collectively for credit losses..      808          27        835       579         28       607
                                              -------     -------    -------  --------     ------    ------
   Total mortgage loans.....................      825          27        852       579         33       612
                                              -------     -------    -------  --------     ------    ------
Valuation allowances:
  Specific credit losses....................        2          --          2        --         --        --
  Non-specifically identified credit losses.        5          --          5         4         --         4
                                              -------     -------    -------  --------     ------    ------
   Total valuation allowances...............        7          --          7         4         --         4
                                              -------     -------    -------  --------     ------    ------
    Mortgage loans, net of valuation
     allowance..............................  $   818     $    27    $   845  $    575     $   33    $  608
                                              =======     =======    =======  ========     ======    ======

Valuation Allowance Rollforward by Portfolio Segment

The changes in the valuation allowance, by portfolio segment, were as follows:

                                       Commercial Agricultural   Total
                                       ---------- ------------ --------
                                                 (In millions)
       Balance at January 1, 2010.....  $      3   $      --   $      3
       Provision (release)............         3          --          3
       Charge-offs, net of recoveries.        --          --         --
                                        --------   ---------   --------
       Balance at December 31, 2010...         6          --          6
       Provision (release)............        (2)         --         (2)
       Charge-offs, net of recoveries.        --          --         --
                                        --------   ---------   --------
       Balance at December 31, 2011...         4          --          4
       Provision (release)............         3          --          3
       Charge-offs, net of recoveries.        --          --         --
                                        --------   ---------   --------
       Balance at December 31, 2012...  $      7   $      --   $      7
                                        ========   =========   ========

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio

            General American Life Insurance Company and Subsidiary segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for both loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

            General American Life Insurance Company and Subsidiary

 Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                    Recorded Investment
                       ---------------------------------------------
                       Debt Service Coverage Ratios
                       ----------------------------           % of      Estimated    % of
                       > 1.20x  1.00x-1.20x < 1.00x  Total    Total    Fair Value    Total
                       -------- ----------- ------- -------- -------  ------------- -------
                                   (In millions)                      (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $    723   $    17   $    -- $    740   89.7 %   $    817      90.8 %
65% to 75%............       23        18        23       64     7.8          65        7.2
76% to 80%............        3        --         1        4     0.5           4        0.4
Greater than 80%......       --        --        17       17     2.0          14        1.6
                       --------   -------   ------- -------- -------    --------    -------
 Total................ $    749   $    35   $    41 $    825  100.0 %   $    900     100.0 %
                       ========   =======   ======= ======== =======    ========    =======

December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $    514   $    --   $    -- $    514   88.8 %   $    572      90.0 %
65% to 75%............       48        --        --       48     8.3          51        8.0
76% to 80%............       --        --        --       --      --          --         --
Greater than 80%......       --        --        17       17     2.9          13        2.0
                       --------   -------   ------- -------- -------    --------    -------
 Total................ $    562   $    --   $    17 $    579  100.0 %   $    636     100.0 %
                       ========   =======   ======= ======== =======    ========    =======

 Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                              ------------------------------------------
                                      2012                  2011
                              --------------------  --------------------
                                Recorded     % of     Recorded     % of
                               Investment    Total   Investment    Total
                              ------------- ------  ------------- ------
                              (In millions)         (In millions)
       Loan-to-value ratios:
       Less than 65%.........    $    27    100.0 %    $    28     84.8 %
       Greater than 80%......         --        --           5      15.2
                                 -------    ------     -------    ------
        Total................    $    27    100.0 %    $    33    100.0 %
                                 =======    ======     =======    ======

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at December 31, 2012 and approximately 99% classified as performing at December 31, 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no loans past due and no loans in non-accrual status at December 31, 2012. The Company had no loans past due and one agricultural mortgage loan in non-accrual status with a recorded investment of $5 million at December 31, 2011.

            General American Life Insurance Company and Subsidiary

 Impaired Mortgage Loans

  The Company had one impaired commercial mortgage loan with an unpaid principal balance and recorded investment of $17 million, and a carrying value of $15 million at December 31, 2012. For the year ended December 31, 2012, the average investment on impaired commercial loans and agricultural loans were $13 million and $2 million, respectively. The Company had one impaired agricultural mortgage loan with an unpaid principal balance, recorded investment and carrying value of $5 million at December 31, 2011. For the year ended
December 31, 2011, the average investment on impaired agricultural mortgage loans was $3 million. Interest income on impaired mortgage loans was $1 million for the year ended December 31, 2012 and less than $1 million for the year ended December 31, 2011. The Company did not recognize interest income on impaired mortgage loans during the year ended December 31, 2010.

 Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  There were no mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2012. The Company had one agricultural mortgage loan modified during the period in a troubled debt restructuring with a pre-modification carrying value of $6 million and a post-modification carrying value of $5 million during the year ended December 31, 2011.

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at both December 31, 2012 and 2011. Payment default is determined in the same manner as delinquency status - when interest and principal payments are past due.

 Other Invested Assets

  Other invested assets is comprised of freestanding derivatives with positive estimated fair values, loans to affiliates (see "-- Related Party Investment Transactions") and tax credit partnerships.

 Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $71 million and $54 million at December 31, 2012 and 2011, respectively.

            General American Life Insurance Company and Subsidiary

 Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                            Years Ended December 31,
                                                                           --------------------------
                                                                             2012      2011     2010
                                                                           --------  --------  ------
                                                                                  (In millions)
Fixed maturity securities................................................. $  1,189  $  1,009  $  648
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).............................................       (8)      (16)    (15)
                                                                           --------  --------  ------
   Total fixed maturity securities........................................    1,181       993     633
Equity securities.........................................................        1        --      19
Derivatives...............................................................       (2)       (1)     (1)
                                                                           --------  --------  ------
   Subtotal...............................................................    1,180       992     651
                                                                           --------  --------  ------
Amounts allocated from:
 Insurance liability loss recognition.....................................       (4)       (4)     (3)
 DAC and VOBA.............................................................      (17)       (2)      1
                                                                           --------  --------  ------
   Subtotal...............................................................      (21)       (6)     (2)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss).............        3         5       5
Deferred income tax benefit (expense).....................................     (407)     (350)   (231)
                                                                           --------  --------  ------
Net unrealized investment gains (losses).................................. $    755  $    641  $  423
                                                                           ========  ========  ======

   The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                             Years Ended December 31,
                                                      ------------------------------
                                                           2012            2011
   -                                                    ----------      ----------
                                                             (In millions)
   Balance, January 1,............................... $      (16)     $      (15)
   Noncredit OTTI losses recognized (1)..............          1               1
   Securities sold with previous noncredit OTTI loss.          3               2
   Subsequent changes in estimated fair value........          4              (4)
                                                        ----------      ----------
   Balance, December 31,............................. $       (8)     $      (16)
                                                        ==========      ==========

--------

(1)Noncredit OTTI losses recognized, net of DAC, were $1 million for both years ended December 31, 2012 and 2011.

            General American Life Insurance Company and Subsidiary

  The changes in net unrealized investment gains (losses) were as follows:

                                                                               Years Ended December 31,
                                                                               ----------------------
                                                                                2012     2011    2010
                                                                               ------   ------  ------
                                                                                    (In millions)
Balance, beginning of period.................................................. $  641   $  423  $  139
Fixed maturity securities on which noncredit OTTI losses have been recognized.      8       (1)     --
Unrealized investment gains (losses) during the year..........................    180      342     436
Unrealized investment gains (losses) relating to:
   Insurance liability loss recognition.......................................     --       (1)     (3)
   DAC and VOBA...............................................................    (15)      (3)      2
   Deferred income tax benefit (expense) related to noncredit OTTI losses
     recognized in accumulated other comprehensive income (loss)..............     (2)      --      --
   Deferred income tax benefit (expense)......................................    (57)    (119)   (151)
                                                                               ------   ------  ------
Balance, end of period........................................................ $  755   $  641  $  423
                                                                               ======   ======  ======
Change in net unrealized investment gains (losses)............................ $  114   $  218  $  284
                                                                               ======   ======  ======

 Concentrations of Credit Risk

  Investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments of $1.2 billion and $1.1 billion, at estimated fair value, at December 31, 2012 and 2011, respectively.

 Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                             December 31,
                                                             -------------
                                                              2012   2011
                                                             ------ ------
                                                             (In millions)
     Securities on loan: (1)
      Amortized cost........................................ $  536 $  659
      Estimated fair value.................................. $  582 $  740
     Cash collateral on deposit from counterparties (2)..... $  596 $  751
     Security collateral on deposit from counterparties (3). $    1 $    7
     Reinvestment portfolio -- estimated fair value......... $  591 $  726

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

 Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity and equity securities.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,470 $    888
 Invested assets pledged as collateral (1)...................    1,299      662
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $  2,769 $  1,550
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see
   Note 6).

 Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $225 million at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $99 million at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss). This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $100.6 billion and $100.3 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled $2.2 billion and $6.4 billion at December 31, 2012 and 2011, respectively. Aggregate net income (loss) of these entities totaled $6.0 billion, $3.3 billion and $7.3 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. If the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity it would be the primary beneficiary and consolidator of the entity.

            General American Life Insurance Company and Subsidiary

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

  There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011.

 Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2012                 2011
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  1,740  $  1,740   $  1,747  $  1,747
 U.S. and foreign corporate.....................       72        72         51        51
Other limited partnership interests.............      150       215        151       235
Other invested assets...........................        1        --          1        --
                                                 --------  --------   --------  --------
   Total........................................ $  1,963  $  2,027   $  1,950  $  2,033
                                                 ========  ========   ========  ========

--------

(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $1 million at both December 31, 2012 and 2011. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

            General American Life Insurance Company and Subsidiary

  As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

 Net Investment Income

  The components of net investment income were as follows:

                                                          Years Ended December 31,
                                                          -----------------------
                                                          2012     2011    2010
                                                          ----     ----    ----
                                                           (In millions)
      Investment income:
       Fixed maturity securities......................... $355     $341    $353
       Equity securities.................................    1        1       2
       Mortgage loans....................................   44       38      31
       Policy loans......................................   97      105     109
       Real estate and real estate joint ventures........    9        9       8
       Other limited partnership interests...............   17       14      17
       Cash, cash equivalents and short-term investments.    1        1      (1)
       Other.............................................   (2)      --      (1)
                                                           ----     ----    ----
           Subtotal......................................  522      509     518
         Less: Investment expenses.......................   19       18      16
                                                           ----     ----    ----
             Net investment income....................... $503     $491    $502
                                                           ====     ====    ====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

            General American Life Insurance Company and Subsidiary

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                         -----------------------
                                                                          2012    2011     2010
                                                                         -----   ------   -----
                                                                             (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
   Finance.............................................................. $  (4)  $   --   $  (2)
                                                                         -----   ------   -----
     Total U.S. and foreign corporate securities........................    (4)      --      (2)
   ABS..................................................................    (1)      (2)     --
   RMBS.................................................................    (1)      (1)     (3)
   CMBS.................................................................    --       --      (1)
                                                                         -----   ------   -----
 OTTI losses on fixed maturity securities recognized in earnings........    (6)      (3)     (6)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    16       10       2
                                                                         -----   ------   -----
   Total gains (losses) on fixed maturity securities....................    10        7      (4)
                                                                         -----   ------   -----
 Equity securities......................................................     3       45       1
 Mortgage loans.........................................................    (4)       2      (6)
 Other gains (losses)...................................................    (4)     (13)     (7)
                                                                         -----   ------   -----
       Total net investment gains (losses).............................. $   5   $   41   $ (16)
                                                                         =====   ======   =====

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $17 million, $8 million and $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                        Years Ended December 31,
                                 -----------------------------------------------------------------------
                                  2012    2011     2010    2012   2011   2010   2012    2011     2010
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
                                 Fixed Maturity Securities  Equity Securities            Total
                                 ------------------------- ------------------- -------------------------
                                                              (In millions)
Proceeds........................ $   936 $   759 $   1,308 $   6 $   197 $   5 $   942 $   956 $   1,313
                                 ======= ======= ========= ===== ======= ===== ======= ======= =========
Gross investment gains.......... $    23 $    18 $      23 $   3 $    45 $   1 $    26 $    63 $      24
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
Gross investment losses.........     (7)     (8)      (21)    --      --    --     (7)     (8)      (21)
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
Total OTTI losses recognized in
 earnings:
  Credit-related................     (2)     (3)       (6)    --      --    --     (2)     (3)       (6)
  Other (1).....................     (4)      --        --    --      --    --     (4)      --        --
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
    Total OTTI losses
     recognized in earnings.....     (6)     (3)       (6)    --      --    --     (6)     (3)       (6)
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
      Net investment gains
       (losses)................. $    10 $     7 $     (4) $   3 $    45 $   1 $    13 $    52 $     (3)
                                 ======= ======= ========= ===== ======= ===== ======= ======= =========

            General American Life Insurance Company and Subsidiary

--------
(1)Other OTTI losses recognized in earnings include impairments on fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                  Years Ended December 31,
                                                                                  ------------------------
                                                                                     2012           2011
                                                                                  ----------     ---------
                                                                                       (In millions)
Balance, at January 1,........................................................... $      5       $      2
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................       --             --
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired......................................................................        1              4
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previouslyimpaired as credit loss OTTI........................................      (1)            (1)
 Securities impaired to net present value of expected future cash flows..........       --             --
                                                                                  ----------     ---------
Balance, at December 31,......................................................... $      5       $      5
                                                                                  ==========     =========

 Related Party Investment Transactions

  The Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $77 million and $78 million at December 31, 2012 and 2011, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million for each of the years ended
December 31, 2012, 2011 and 2010.

  The Company has loans outstanding to an affiliate, which are included in other invested assets, totaling $50 million at both December 31, 2012 and 2011. At December 31, 2011 the loans were outstanding with Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan of $50 million is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Net investment income from these loans was $3 million and $1 million for the years ended December 31, 2012 and 2011, respectively.

  The Company receives investment administrative services from certain affiliates. The related investment administrative service charges were $12 million, $10 million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of less than $1 million at both December 31, 2012 and 2011 and ($1) million for the year ended December 31, 2010.

6. Derivatives

 Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

            General American Life Insurance Company and Subsidiary

 Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

            General American Life Insurance Company and Subsidiary

  Equity Derivatives

  Equity index options are used by the Company in non-qualifying hedging relationships.

 Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                                 -----------------------------------------------------------
                                                                            2012                          2011
                                                                 ----------------------------- -----------------------------
                                                                          Estimated Fair Value          Estimated Fair Value
                                                                 Notional -------------------- Notional --------------------
                               Primary Underlying Risk Exposure   Amount  Assets  Liabilities   Amount  Assets  Liabilities
                               --------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                                      (In millions)
Derivatives Designated as
 Hedging Instruments
Fair value hedges:
   Interest rate swaps........ Interest rate.................... $     21 $  --      $  1      $      8 $  --      $  --
Cash flow hedges:
   Foreign currency swaps..... Foreign currency exchange rate...       29    --         1             4    --         --
                                                                 -------- -----      ----      -------- -----      -----
      Total qualifying hedges.............................             50    --         2            12    --         --
                                                                 -------- -----      ----      -------- -----      -----

Derivatives Not Designated or
 Not Qualifying as Hedging
 Instruments
Interest rate swaps........... Interest rate....................      705    71         2           470    76         --
Interest rate futures......... Interest rate....................       15    --        --            15    --         --
Foreign currency swaps........ Foreign currency exchange rate...       51    --         4            33     1          2
Foreign currency forwards..... Foreign currency exchange rate...      986    16        --           951     3         --
Credit default swaps.......... Credit...........................      274     2        --           386     3          5
Equity options................ Equity market....................        7    --        --             5    --         --
                                                                 -------- -----      ----      -------- -----      -----
   Total non-designated or non-qualifying derivatives........       2,038    89         6         1,860    83          7
                                                                 -------- -----      ----      -------- -----      -----
      Total...............................................       $  2,088 $  89      $  8      $  1,872 $  83      $   7
                                                                 ======== =====      ====      ======== =====      =====

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

 Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                  Years Ended December 31,
                                                  ----------------------
                                                   2012     2011    2010
                                                  ------   ------  ------
                                                       (In millions)
      Derivatives and hedging gains (losses) (1). $  (19)  $   57  $  (31)
      Embedded derivatives.......................    (13)     (17)    (31)
                                                  ------   ------  ------
       Total net derivative gains (losses)....... $  (32)  $   40  $  (62)
                                                  ======   ======  ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

            General American Life Insurance Company and Subsidiary

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for each of the years ended December 31, 2012, 2011 and 2010.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $12 million, $13 million, and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                               Net Derivative Gains (Losses)
                                               -----------------------------
                                                       (In millions)
   For the Year Ended December 31, 2012:
   Interest rate derivatives..................            $   (2)
   Foreign currency exchange rate derivatives.               (31)
   Credit derivatives.........................                 1
                                                          ------
      Total...................................            $  (32)
                                                          ======
   For the Year Ended December 31, 2011:
   Interest rate derivatives..................            $   25
   Foreign currency exchange rate derivatives.                17
   Credit derivatives.........................                 1
                                                          ------
      Total...................................            $   43
                                                          ======
   For the Year Ended December 31, 2010:
   Interest rate derivatives..................            $    3
   Foreign currency exchange rate derivatives.               (47)
   Credit derivatives.........................                 2
                                                          ------
      Total...................................            $  (42)
                                                          ======

  Fair Value Hedges

   The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

   The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2012 and 2011. Changes in the fair value of the derivatives and the hedged items recognized in net derivative gains (losses) were insignificant for the years ended December 31, 2012 and 2011. The Company did not have any fair value hedges during the year ended December 31, 2010.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. For the years ended December 31, 2012, 2011 and 2010, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2012, 2011 and 2010.

   At December 31, 2012 and 2011, the balance in accumulated other comprehensive income (loss) associated with foreign currency swaps designated and qualifying as cash flow hedges was ($2) million and ($1) million, respectively.

   For the year ended December 31, 2012, there was ($1) million of gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended December 31, 2011 and 2010, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended
December 31, 2012, 2011 and 2010, there were insignificant amounts reclassified to net derivative gains (losses) and net investment income related to foreign currency swaps. For the year ended December 31, 2012, the Company recognized insignificant amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2011 and 2010, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2012, insignificant amounts of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

  Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $220 million and $292 million at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012, the Company would have received $2 million to terminate all of these contracts, and at December 31, 2011, the Company would have paid $3 million to terminate all of these contracts.

            General American Life Insurance Company and Subsidiary

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   December 31,
                                   -----------------------------------------------------------------------------
                                                    2012                                   2011
                                   -------------------------------------- --------------------------------------
                                                 Maximum                                Maximum
                                   Estimated    Amount of                 Estimated    Amount of
                                   Fair Value     Future       Weighted   Fair Value     Future       Weighted
                                   of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of        Default   Credit Default   Years to    Default   Credit Default   Years to
Referenced Credit Obligations (1)    Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............   $  --        $    7         1.0        $  --        $    7         2.0
   Credit default swaps
     referencing indices..........      --            --          --           --            10         1.0
                                     -----        ------                    -----        ------
      Subtotal....................      --             7         1.0           --            17         1.4
                                     -----        ------                    -----        ------
   Baa
   Single name credit default
     swaps (corporate)............      --            20         3.5           (1)           45         4.6
   Credit default swaps
     referencing indices..........       2           193         4.5           (2)          230         4.6
                                     -----        ------                    -----        ------
      Subtotal....................       2           213         4.4           (3)          275         4.6
                                     -----        ------                    -----        ------
          Total...................   $   2        $  220         4.3        $  (3)       $  292         4.4
                                     =====        ======                    =====        ======

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

 Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

            General American Life Insurance Company and Subsidiary

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $7 million and $64 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012, the Company had received collateral consisting of various securities with a fair market value of $74 million, which was held in separate custodial accounts. At December 31, 2011, the Company did not receive any securities collateral. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012 none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                          Estimated Fair Value of      Fair Value of Incremental
                                          Collateral Provided (2):     Collateral Provided Upon:
                                          ------------------------ ----------------------------------
                                                                                 Downgrade in the
                                                                   One Notch Company's Credit Rating
                                                                   Downgrade to a Level that Triggers
                         Estimated                                  in the        Full Overnight
                       Fair Value of                               Company's   Collateralization or
                     Derivatives in Net        Fixed Maturity       Credit        Termination of
                   Liability Position (1)        Securities         Rating   the Derivative Position
                   ---------------------- ------------------------ --------- ------------------------
                                                     (In millions)
December 31, 2012.          $  2                   $   1             $  --             $  1
December 31, 2011.          $  2                   $  --             $  --             $  1

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2012 and 2011, the Company did not provide any cash collateral.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures.

            General American Life Insurance Company and Subsidiary

At both December 31, 2012 and 2011, the Company provided insignificant amounts of cash collateral for exchange-traded futures which is included in premiums, reinsurance and other receivables.

 Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                         December 31,
                                                                                         -------------
                                                                 Balance Sheet Location  2012   2011
                                                           ----------------------------  -----  -----
                                                                                         (In millions)
Net embedded derivatives within liability host contracts:
 Funds withheld on ceded reinsurance......................      Other liabilities....... $  96  $  83

  The following table presents changes in estimated fair value related to embedded derivatives:

                                            Years Ended December 31,
                                            ----------------------
                                             2012     2011    2010
                                            ------   ------  ------
                                                 (In millions)
             Net derivative gains (losses). $  (13)  $  (17) $  (31)

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

  Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

  Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

  Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

            General American Life Insurance Company and Subsidiary

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                       December 31, 2012
                                                              -----------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                         Total
                                                                                       Estimated
                                                              Level 1 Level 2  Level 3 Fair Value
                                                              ------- -------- ------- ----------
                                                                         (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $   --  $  2,652 $  142   $  2,794
  Foreign government.........................................     --     1,118    154      1,272
  Foreign corporate..........................................     --     1,130    106      1,236
  RMBS.......................................................     --       859     40        899
  U.S. Treasury and agency...................................    575       308     --        883
  CMBS.......................................................     --       561     13        574
  ABS........................................................     --       218     49        267
  State and political subdivision............................     --        92     --         92
                                                              ------  -------- ------   --------
    Total fixed maturity securities..........................    575     6,938    504      8,017
                                                              ------  -------- ------   --------
Equity securities:
  Common stock...............................................      9        55     --         64
                                                              ------  -------- ------   --------
    Total equity securities..................................      9        55     --         64
                                                              ------  -------- ------   --------
Short-term investments.......................................     36       155     --        191
Derivative assets: (1)
  Interest rate..............................................     --        71     --         71
  Foreign currency exchange rate.............................     --        16     --         16
  Credit.....................................................     --         2     --          2
                                                              ------  -------- ------   --------
    Total derivative assets..................................     --        89     --         89
                                                              ------  -------- ------   --------
Separate account assets (2)..................................     49       936      1        986
                                                              ------  -------- ------   --------
     Total assets............................................ $  669  $  8,173 $  505   $  9,347
                                                              ======  ======== ======   ========
Liabilities:
Derivative liabilities: (1)
  Interest rate.............................................. $   --  $      3 $   --   $      3
  Foreign currency exchange rate.............................     --         5     --          5
  Credit.....................................................     --        --     --         --
                                                              ------  -------- ------   --------
    Total derivative liabilities.............................     --         8     --          8
                                                              ------  -------- ------   --------
Net embedded derivatives within liability host contracts (3).     --        --     96         96
                                                              ------  -------- ------   --------
     Total liabilities....................................... $   --  $      8 $   96   $    104
                                                              ======  ======== ======   ========

            General American Life Insurance Company and Subsidiary

                                                                       December 31, 2011
                                                              -----------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                         Total
                                                                                       Estimated
                                                              Level 1 Level 2  Level 3 Fair Value
                                                              ------- -------- ------- ----------
                                                                         (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $   --  $  2,553 $  122   $  2,675
  Foreign government.........................................     --     1,041    150      1,191
  Foreign corporate..........................................     --     1,039     52      1,091
  RMBS.......................................................     --       818     27        845
  U.S. Treasury and agency...................................    580       305     --        885
  CMBS.......................................................     --       586     35        621
  ABS........................................................     --       246     35        281
  State and political subdivision............................     --        80     --         80
                                                              ------  -------- ------   --------
    Total fixed maturity securities..........................    580     6,668    421      7,669
                                                              ------  -------- ------   --------
Equity securities:
  Common stock...............................................      1        --     32         33
                                                              ------  -------- ------   --------
    Total equity securities..................................      1        --     32         33
                                                              ------  -------- ------   --------
Short-term investments.......................................     59       195     --        254
Derivative assets: (1)
  Interest rate..............................................     --        76     --         76
  Foreign currency exchange rate.............................     --         4     --          4
  Credit.....................................................     --         3     --          3
                                                              ------  -------- ------   --------
    Total derivative assets..................................     --        83     --         83
                                                              ------  -------- ------   --------
Separate account assets (2)..................................     48       925      1        974
                                                              ------  -------- ------   --------
     Total assets............................................ $  688  $  7,871 $  454   $  9,013
                                                              ======  ======== ======   ========
Liabilities:
Derivative liabilities: (1)
  Interest rate.............................................. $   --  $     -- $   --   $     --
  Foreign currency exchange rate.............................     --         2     --          2
  Credit.....................................................     --         5     --          5
                                                              ------  -------- ------   --------
    Total derivative liabilities.............................     --         7     --          7
                                                              ------  -------- ------   --------
Net embedded derivatives within liability host contracts (3).     --        --     83         83
                                                              ------  -------- ------   --------
     Total liabilities....................................... $   --  $      7 $   83   $     90
                                                              ======  ======== ======   ========

--------

(1)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

            General American Life Insurance Company and Subsidiary

(3)Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 2.2% of the total estimated fair value of fixed maturity securities and 35% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were

            General American Life Insurance Company and Subsidiary not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

   Level 2 Valuation Techniques and Key Inputs:

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

     U.S. corporate and foreign corporate securities

       These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

     Foreign government and state and political subdivision securities

       These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

            General American Life Insurance Company and Subsidiary

     Structured securities comprised of RMBS, CMBS and ABS

       These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

     U.S. Treasury and agency securities

       These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

     Common stock

       These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

   Level 3 Valuation Techniques and Key Inputs:

     In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

     U.S. corporate and foreign corporate securities

       These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

     Foreign government securities

       These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar

            General American Life Insurance Company and Subsidiary securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

     Structured securities comprised of RMBS, CMBS and ABS

       These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

     Common stock

       These securities, including privately held securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

   Level 2 Valuation Techniques and Key Inputs:

     These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

   Level 3 Valuation Techniques and Key Inputs:

     These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments" and "-- Derivatives -- Freestanding Derivatives."

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair

            General American Life Insurance Company and Subsidiary value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

   Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

            General American Life Insurance Company and Subsidiary

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

 Embedded Derivatives

  Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "--Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Liability Host Contracts

   Level 3 Valuation Techniques and Key Inputs:

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

            General American Life Insurance Company and Subsidiary

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity and equity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.

                                                                                                                      Weighted
                                             Valuation Techniques        Significant Unobservable Inputs    Range     Average
                                        --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate   Matrix pricing                   Delta spread adjustments (1)      15 -   500   159
                                                                         Illiquidity premium (1)           30 -    30
                                                                         Spreads from below
                                                                           investment grade curves (1)     23 -   603   273
                                        Market pricing                   Quoted prices (2)                 -- -   176   124
                                        Consensus pricing                Offered quotes (2)                35 -   102
                                        --------------------------------------------------------------------------------------
 Foreign government                     Consensus pricing                Offered quotes (2)               116 -   158
                                        --------------------------------------------------------------------------------------
 RMBS                                   Matrix pricing and discounted    Spreads from below
                                          cash flow                        investment grade curves (1)    100 -   601   444
                                        Market pricing                   Quoted prices (2)                 53 -    53    53
                                        Consensus pricing                Offered quotes (2)                80 -    80
                                        --------------------------------------------------------------------------------------
 CMBS                                   Matrix pricing and discounted    Spreads from below
                                          cash flow                        investment grade curves (1)     35 -   500   163
                                        Market pricing                   Quoted prices (2)                104 -   104   104
                                        --------------------------------------------------------------------------------------
 ABS                                    Matrix pricing and discounted    Spreads from below
                                          cash flow                        investment grade curves (1)     71 -   102    98
                                        Market pricing                   Quoted prices (2)                100 -   102   101
                                        --------------------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

            General American Life Insurance Company and Subsidiary

(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumptions used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

            General American Life Insurance Company and Subsidiary

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------
                                                                      Fixed Maturity Securities:
                                                   -----------------------------------------------------------------
                                                                                                                State and
                                                     U.S.           Foreign    Foreign                          Political
                                                   Corporate       Government Corporate  RMBS    CMBS    ABS   Subdivision
                                                   ---------       ---------- --------- ------  ------  -----  -----------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,...............................  $  122           $  150    $   52   $   27  $   35  $  35     $  --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................      (1)               4         1       --      --     --        --
  Net investment gains (losses)...................      --               --        --       --      (1)    --        --
  Net derivative gains (losses)...................      --               --        --       --      --     --        --
 Other comprehensive income (loss)................       9               --         2        4      (6)     1        --
Purchases (3).....................................      29               --        52       10      --     19        --
Sales (3).........................................     (14)              --        (1)     (37)     (7)    (6)       --
Issuances (3).....................................      --               --        --       --      --     --        --
Settlements (3)...................................      --               --        --       --      --     --        --
Transfers into Level 3 (4)........................       5               --        --       36       5     --        --
Transfers out of Level 3 (4)......................      (8)              --        --       --     (13)    --        --
                                                    ------           ------    ------   ------  ------  -----     -----
Balance, December 31,.............................  $  142           $  154    $  106   $   40  $   13  $  49     $  --
                                                    ======           ======    ======   ======  ======  =====     =====
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $   (1)          $    4    $    1   $   --  $   --  $  --     $  --
  Net investment gains (losses)...................  $   --           $   --    $   --   $   --  $   --  $  --     $  --
  Net derivative gains (losses)...................  $   --           $   --    $   --   $   --  $   --  $  --     $  --

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                         Equity Securities:
                                         -------------------------
                                                       Non-
                                                    redeemable                         Net          Separate
                                         Common     Preferred      Short-term       Embedded        Account
                                         Stock        Stock        Investments     Derivatives     Assets (6)
                                         ------     ----------     -----------     -----------     ----------
                                                            (In millions)
Year Ended December 31, 2012:
Balance, January 1,..................... $  32        $  --           $  --           $(83)           $  1
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................    --           --              --             --              --
  Net investment gains (losses).........     3           --              --             --              --
  Net derivative gains (losses).........    --           --              --            (13)             --
 Other comprehensive income (loss)......    --           --              --             --              --
Purchases (3)...........................    --           --              --             --              --
Sales (3)...............................    (4)          --              --             --              --
Issuances (3)...........................    --           --              --             --              --
Settlements (3).........................    --           --              --             --              --
Transfers into Level 3 (4)..............    --           --              --             --              --
Transfers out of Level 3 (4)............   (31)          --              --             --              --
                                         -----        -----           -----           ----            ----
Balance, December 31,................... $  --        $  --           $  --           $(96)           $  1
                                         =====        =====           =====           ====            ====
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income................. $  --        $  --           $  --           $ --            $ --
  Net investment gains (losses)......... $  --        $  --           $  --           $ --            $ --
  Net derivative gains (losses)......... $  --        $  --           $  --           $(13)           $ --

            General American Life Insurance Company and Subsidiary

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                                          Fixed Maturity Securities:
                                         -----------------------------------------------------------------------
                                                                                                     State and
                                           U.S.       Foreign      Foreign                           Political
                                         Corporate   Government   Corporate   RMBS    CMBS    ABS   Subdivision
                                         ---------   ----------   ---------    -----  -----  -----  -----------
                                                                (In millions)
Year Ended December 31, 2011:
Balance, January 1,.....................  $  161       $  120       $  70     $  34   $  39  $  27     $  --
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................     (1)            6           1        --      --     --        --
  Net investment gains (losses).........       1           --          --        --      --     --        --
  Net derivative gains (losses).........      --           --          --        --      --     --        --
 Other comprehensive income (loss)......       4           26         (5)       (2)       3     --        --
Purchases (3)...........................       8           --           5        --       5     32        --
Sales (3)...............................    (26)          (2)        (16)        --    (12)    (6)        --
Issuances (3)...........................      --           --          --        --      --     --        --
Settlements (3).........................      --           --          --        --      --     --        --
Transfers into Level 3 (4)..............       9           --          --        --      --     --        --
Transfers out of Level 3 (4)............    (34)           --         (3)       (5)      --   (18)        --
                                          ------       ------       -----      -----  -----  -----     -----
Balance, December 31,...................  $  122       $  150       $  52     $  27   $  35  $  35     $  --
                                          ======       ======       =====      =====  =====  =====     =====
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................  $  (1)       $    6       $   1     $  --   $  --  $  --     $  --
  Net investment gains (losses).........  $   --       $   --       $  --     $  --   $  --  $  --     $  --
  Net derivative gains (losses).........  $   --       $   --       $  --     $  --   $  --  $  --     $  --

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                     Equity Securities:
                                                   ---------------------------
                                                                     Non-
                                                                  redeemable                      Net         Separate
                                                     Common       Preferred    Short-term      Embedded       Account
                                                     Stock          Stock      Investments    Derivatives    Assets (6)
                                                    -----------   ----------   -----------    -------------   -----------
                                                                          (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $        11    $        5   $        6    $        (66)   $        23
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................          --            --           --               --            --
  Net investment gains (losses)...................           4            --           --               --           (3)
  Net derivative gains (losses)...................          --            --           --             (17)            --
 Other comprehensive income (loss)................          --             1           --               --            --
Purchases (3).....................................          21            --           --               --            --
Sales (3).........................................         (4)           (6)          (6)               --          (19)
Issuances (3).....................................          --            --           --               --            --
Settlements (3)...................................          --            --           --               --            --
Transfers into Level 3 (4)........................          --            --           --               --            --
Transfers out of Level 3 (4)......................          --            --           --               --            --
                                                    -----------    ----------  ----------     -------------   -----------
Balance, December 31,............................. $        32    $       --   $       --    $        (83)   $         1
                                                    ===========    ==========  ==========     =============   ===========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $        --    $       --   $       --    $          --   $        --
  Net investment gains (losses)................... $        --    $       --   $       --    $          --   $        --
  Net derivative gains (losses)................... $        --    $       --   $       --    $        (17)   $        --

            General American Life Insurance Company and Subsidiary

                                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------------
                                                                             Fixed Maturity Securities:
                                                   -----------------------------------------------------------------------------
                                                                                                                       State and
                                                      U.S.      Foreign    Foreign                                     Political
                                                    Corporate  Government Corporate     RMBS       CMBS       ABS     Subdivision
                                                   ----------  ---------- ---------  ---------  ---------  ---------  -----------
                                                                                   (In millions)
Year Ended December 31, 2010:
Balance, January 1,                                $      194  $      58  $      62  $      25  $      15  $      50   $      3
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................         (1)         6          1         --         --         --         --
  Net investment gains (losses)...................          2         --         --         (1)        --         (1)        --
  Net derivative gains (losses)...................         --         --         --         --         --         --         --
 Other comprehensive income (loss)................          6          9          7          7         11          4         --
Purchases, sales, issuances and settlements (3)...        (74)        57          4         (3)        (2)       (26)        --
Transfers into Level 3 (4)........................         37         --          3          6         15         --         --
Transfers out of Level 3 (4)......................         (3)       (10)        (7)        --         --         --         (3)
                                                   ----------  ---------  ---------  ---------  ---------  ---------   --------
Balance, December 31,............................. $      161  $     120  $      70  $      34  $      39  $      27   $     --
                                                   ==========  =========  =========  =========  =========  =========   ========
Changes in unrealized gains (losses)included in
 net income (loss): (5)
  Net investment income........................... $       (1) $       6  $       1  $      --  $      --  $      --   $     --
  Net investment gains (losses)................... $       (1) $      --  $      --  $      --  $      --  $      --   $     --
  Net derivative gains (losses)................... $       --  $      --  $      --  $      --  $      --  $      --   $     --

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------
                                                   Equity Securities:
                                                   -----------------
                                                                Non-
                                                             redeemable                                 Net      Separate
                                                   Common    Preferred  Short-term        Net        Embedded    Account
                                                   Stock       Stock    Investments Derivatives (7) Derivatives Assets (6)
                                                   ------    ---------- ----------- --------------- ----------- ----------
                                                                              (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  1        $  5       $ --          $  1          $(35)       $ 80
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................    --          --         --            --            --          --
  Net investment gains (losses)...................    --          --         --            --            --           8
  Net derivative gains (losses)...................    --          --         --            --           (31)         --
 Other comprehensive income (loss)................    --          --         --            --            --          --
Purchases, sales, issuances and settlements (3)...    10          --          6            (1)           --         (65)
Transfers into Level 3 (4)........................    --          --         --            --            --          --
Transfers out of Level 3 (4)......................    --          --         --            --            --          --
                                                    ----        ----       ----          ----          ----        ----
Balance, December 31,.............................  $ 11        $  5       $  6          $ --          $(66)       $ 23
                                                    ====        ====       ====          ====          ====        ====
Changes in unrealized gains (losses)included in
 net income (loss): (5)
  Net investment income...........................  $ --        $ --       $ --          $ --          $ --        $ --
  Net investment gains (losses)...................  $ --        $ --       $ --          $ --          $ --        $ --
  Net derivative gains (losses)...................  $ --        $ --       $ --          $ --          $(31)       $ (1)

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

            General American Life Insurance Company and Subsidiary

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

 Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                              Years Ended December 31,
                         ---------------------------------------------------------------------------------------------------
                                       2012                              2011                             2010
                         ------------------------------    -------------------------------  --------------------------------
                          Carrying    Carrying              Carrying    Carrying             Carrying    Carrying
                            Value       Value                 Value       Value                Value       Value
                          Prior to      After     Gains     Prior to      After     Gains    Prior to      After     Gains
                         Measurement Measurement (Losses)  Measurement Measurement (Losses) Measurement Measurement (Losses)
                         ----------- ----------- --------  ----------- ----------- -------- ----------- ----------- --------
                                                                    (In millions)
Mortgage loans, net (1).   $   17      $   15      $   (2)    $   5       $   5     $   --    $   --      $   --     $   --
Goodwill (2)............   $   --      $   --      $ --       $  35       $  --     $  (35)   $   --      $   --     $   --

--------
(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)As discussed in Note 1, in 2011, the Company recorded an impairment of goodwill.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of these financial instruments, which are primarily classified in Level 2

            General American Life Insurance Company and Subsidiary and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                          December 31, 2012
                                                        ------------------------------------------------------
                                                                      Fair Value Hierarchy
                                                                   ---------------------------
                                                         Carrying                              Total Estimated
                                                          Value    Level 1 Level 2   Level 3     Fair Value
                                                        ---------- ------- -------- ---------- ---------------
                                                                            (In millions)
Assets:
Mortgage loans, net.................................... $      845 $    -- $     -- $      930   $      930
Policy loans........................................... $    1,774 $    -- $    124 $    2,082   $    2,206
Other invested assets.................................. $       50 $    -- $     63 $       --   $       63
Premiums, reinsurance and other receivables............ $      256 $    -- $     -- $      277   $      277
Liabilities:
PABs................................................... $    2,067 $    -- $     -- $    2,236   $    2,236
Long-term debt......................................... $      102 $    -- $    138 $       --   $      138
Other liabilities...................................... $        4 $    -- $      4 $       --   $        4
Separate account liabilities........................... $       57 $    -- $     57 $       --   $       57
Commitments: (1)
Mortgage loan commitments.............................. $       -- $    -- $     -- $       --   $       --
Commitments to fund bank credit facilities and private
 corporate bond investments............................ $       -- $    -- $     -- $       --   $       --

                                                                                    December 31, 2011
                                                                                   -------------------
                                                                                             Estimated
                                                                                   Carrying    Fair
                                                                                    Value      Value
                                                                                   --------- ---------
                                                                                      (In millions)
Assets:
Mortgage loans, net............................................................... $     608 $     671
Policy loans...................................................................... $   1,797 $   2,232
Other invested assets............................................................. $      50 $      55
Premiums, reinsurance and other receivables....................................... $     249 $     266
Liabilities:
PABs.............................................................................. $   1,547 $   1,661
Long-term debt.................................................................... $     102 $     140
Other liabilities................................................................. $       4 $       4
Separate account liabilities...................................................... $      61 $      61
Commitments: (1)
Mortgage loan commitments......................................................... $      -- $      --
Commitments to fund bank credit facilities and private corporate bond investments. $      -- $      --

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 12 for additional information on these off-balance sheet obligations.

            General American Life Insurance Company and Subsidiary

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  PABs

  PABs in the preceding tables include investment contracts. The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

            General American Life Insurance Company and Subsidiary pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

  Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

8. Long-term Debt

  The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.63% due January 2024. The outstanding balance of the surplus note was $102 million at both December 31, 2012 and 2011.

  Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  Interest Expense

  Interest expense related to the Company's indebtedness, included in other expenses, was $9 million for each of the years ended December 31, 2012, 2011 and 2010.

            General American Life Insurance Company and Subsidiary

9. Equity

  Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for General American, was in excess of five times Company Action RBC for all periods presented.

  General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income of General American, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

  Dividend Restrictions

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a cash dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends

            General American Life Insurance Company and Subsidiary to its stockholders. During the year ended December 31, 2012, General American did not pay dividends to MLIC. During the year ended December 31, 2011, General American paid an extraordinary cash dividend to GenAmerica, its former parent, of $183 million, of which, $164 million was a return of capital. During the year ended December 31, 2010, General American paid a dividend of $149 million, of which, $127 million, was a return of capital. Based on amounts at December 31, 2012, General American could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    -----------------------
                                                                                     2012    2011     2010
                                                                                    ------  ------  -------
                                                                                         (In millions)
Holding gains (losses) on investments arising during the year...................... $  206  $  396  $   476
Income tax effect of holding gains (losses)........................................    (71)   (140)    (166)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................    (18)    (55)     (41)
Income tax effect of reclassification adjustments..................................      7      19       14
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................    (15)     (4)      --
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................      5       2        1
                                                                                    ------  ------  -------
Net unrealized investment gains (losses), net of income tax........................    114     218      284
Foreign currency translation adjustments, net of income tax expense (benefit)of
  $0, $0 and $0....................................................................     (1)     --       --
Defined benefit plans adjustment, net of income tax expense (benefit)of $0, ($1)
  million and $0...................................................................     (2)     (3)      (1)
                                                                                    ------  ------  -------
   Other comprehensive income (loss), net of income tax............................ $  111  $  215  $   283
                                                                                    ======  ======  =======

10. Other Expenses

  Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012     2011    2010
                                                          -------  -------  ------
                                                                (In millions)
Compensation............................................. $     2  $     2  $    3
Pension, postretirement and postemployment benefit costs.      17       17      17
Commissions..............................................     139       50     (20)
Capitalization of DAC....................................    (124)     (57)     (5)
Amortization of DAC and VOBA.............................      47       19      16
Interest expense on debt and debt issuance costs.........       9        9       9
Premium taxes, licenses and fees.........................      10        7       9
Goodwill impairment (see Note 1).........................      --       35      --
Other....................................................      41       45      38
                                                          -------  -------  ------
 Total other expenses.................................... $   141  $   127  $   67
                                                          =======  =======  ======

            General American Life Insurance Company and Subsidiary

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4, 8 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

  The provision for income tax was as follows:

                                                    Years Ended December 31,
                                                    ----------------------
                                                     2012     2011    2010
                                                    ------   ------  ------
                                                         (In millions)
     Current:
      Federal...................................... $  (29)  $  (27) $   40
      Foreign......................................     --        2     (39)
                                                    ------   ------  ------
        Subtotal...................................    (29)     (25)      1
                                                    ------   ------  ------
     Deferred:
      Federal......................................     34       67      (3)
                                                    ------   ------  ------
        Provision for income tax expense (benefit). $    5   $   42  $   (2)
                                                    ======   ======  ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2012     2011    2010
      -                                               -----   -----   -----
                                                        (In millions)
      Tax provision at U.S. statutory rate.......... $   7    $  33   $   9
      Tax effect of:
       Tax-exempt investment income.................    (3)      (2)     (3)
       Medicare Part D..............................    --       --       3
       Prior year tax...............................     2       --     (11)
       Tax credits..................................    (1)      --      --
       Goodwill impairment..........................    --       12      --
       Other, net...................................    --       (1)     --
                                                      -----   -----   -----
         Provision for income tax expense (benefit). $   5    $  42   $  (2)
                                                      =====   =====   =====

            General American Life Insurance Company and Subsidiary

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2012     2011
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
         Policyholder liabilities and receivables.... $    82  $    69
         Employee benefits...........................      25       26
         Loss and tax credit carryforwards...........       1        2
         Investments, including derivatives..........       5       17
         Other.......................................       5        5
                                                      -------  -------
           Total gross deferred income tax asset.....     118      119
                                                      -------  -------
        Deferred income tax liabilities:
         DAC.........................................      43       10
         Net unrealized investment gains.............     404      345
                                                      -------  -------
           Total deferred income tax liabilities.....     447      355
                                                      -------  -------
           Net deferred income tax asset (liability). $  (329) $  (236)
                                                      =======  =======

  Tax credit carryforwards of $1 million at December 31, 2012 will expire beginning in 2031.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amount due from affiliates includes $11 million for 2012 and the amount due to affiliates includes $40 million for 2011.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2006. The IRS audit cycle for the year 2006, which began in April 2010, is expected to conclude in 2013.

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                Years Ended December 31,
                                                -----------------------
                                                2012    2011     2010
                                                 -----   -----  ------
                                                   (In millions)
             Balance at January 1,............. $   7   $   7   $   18
             Lapses of statutes of limitations.    --      --      (11)
                                                 -----   -----  ------
             Balance at December 31,........... $   7   $   7   $    7
                                                 =====   =====  ======

            General American Life Insurance Company and Subsidiary

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                                                           Years Ended December 31,
                                                                           ------------------------
                                                                            2012     2011    2010
                                                                            ------   ------  ----
                                                                             (In millions)
Interest recognized in the consolidated statements of operations.......... $   --   $   --   $  1

                                                                                    December 31,
                                                                                    ---------------
                                                                                     2012    2011
                                                                                     ------  ----
                                                                                    (In millions)
Interest included in other liabilities in the consolidated balance sheets.          $    1   $  1

  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $1 million, related to the separate account DRD. The 2012 benefit did not include a true-up of the 2011 tax return.

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

 Unclaimed Property Inquiries

  In April 2012, MetLife, for itself and on behalf of entities including General American, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, MetLife will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. On January 9, 2013, the West Virginia Treasurer filed an action against the Company in West Virginia state court, alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and

            General American Life Insurance Company and Subsidiary seeking payment of unclaimed property, interest, and penalties. At least one other jurisdiction is pursuing a similar market conduct exam. It is possible that other jurisdictions may pursue similar exams or audits and that such exams or audits may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

  Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

  Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

            General American Life Insurance Company and Subsidiary

  Assets and liabilities held for insolvency assessments were as follows:

                                                                   December 31,
                                                                   ------------
                                                                   2012    2011
                                                                   ----    ----
                                                                   (In millions)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $  5    $  5
     Premium tax offsets currently available for paid assessments.    1       1
                                                                    ----   ----
                                                                   $  6    $  6
                                                                    ====   ====
    Other Liabilities:
     Insolvency assessments....................................... $  6    $  7
                                                                    ====   ====

Commitments

 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $99 million and $122 million at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $15 million and $6 million at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities and Private Corporate Bond
Investments

  The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $2 million and $7 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that

            General American Life Insurance Company and Subsidiary could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2012 and 2011.

13. Related Party Transactions

 Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $40 million, $46 million and $42 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $2 million for each of the years ended December 31, 2012, 2011 and 2010. Revenues received from affiliates related to these agreements, recorded in other revenues, were $1 million for both of the years ended December 31, 2012 and 2011, and $0 for the year ended December 31, 2010.

   The Company had net receivables from affiliates of $8 million and $4 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 4.

   See Notes 4 and 5 for additional related party transactions.

14. Subsequent Event

The Company has evaluated events subsequent to December 31, 2012, through April 5, 2013, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                                     PART C

                                OTHER INFORMATION

ITEM 26. EXHIBITS

a. Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account A (8)

     2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account A of Paragon Life Insurance Company (4)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

     1)   Principal Underwriting Agreement with MLIDC (10)

     2)   Forms of Sales Agreements (12)

           a) Walnut Street Securities Selling Agreement (10/1/93-5/1/02)
           b) General American Distributors Sales Agreement #2 (5/1/02-12/14/04)
           c) General American Distributors Sales Agreement #3 (5/1/02-12/14/04)
           d) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)
           e) Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)
           f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

     3)   Schedule of Differences in Sales Agreements (12)

     4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010. (13)


     5) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (19)


d. Contracts.

     1)   Form of Group Contract: (30010) (2)

     2)   Proposed Form of Individual Policy and Policy Riders: (3082600) (2)

     3)   Proposed Form of Certificate and Certificate Riders: (3080800) (2)

e. Applications.

     1)   Form of Application for Group Contract (10914) (2)

     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (2)

     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (2)

     4)   Form of Application for Spouse Insurance (Group Contract 10917) (2)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (2)

     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (2)

     7)   Form of Application for Spouse Insurance (Individual Policy 10354) (2)

     8)   Form of Application Supplement (33116) (2)

f. Depositor's Certificate of Incorporation and By-Laws.

     1)   Restated Charter and By-laws of Metropolitan Life Insurance
          Company (6)

     2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (7)

     3)   Amended and Restated By-Laws of Metropolitan Life Insurance Company
          (10)

g. Reinsurance Contracts. (5)

h. Participation Agreements.


     1)   Participation Agreement with American Variable Insurance Series (2)

     2)   Participation Agreement with MFS Variable Insurance Trust (1)

              Amendment to the Participation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A (3).

     3)   Participation Agreement with Scudder Variable Series I (1)

     4)   Participation Agreement with T. Rowe Price Equity Series, Inc. (4)

     5)   Participation Agreement with T. Rowe Price Fixed Income
          Securities, Inc. (3)

     6)   Participation Agreement with Metropolitian Series Fund, Inc. (9)

     7)   Participation Agreement with Met Investors Series Trust (7)

     8) Participation Agreement with Fidelity Variable Insurance Products Fund IV (10)

     9) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (11)

    10) First & Second Amendment to the Participation Agreement with Met Investors Series Trust (12)

    11)   Amendments to Participation Agreements for American Funds and Fidelity
          (15)

    12) Amendments to Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc.
          (17)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

     1)   Guarantee Agreement (8)


k. Legal Opinions.

     1)   Opinion of John R. Murphy, Esquire (8)

     2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (8)

l. Actuarial Opinion.

     Not Applicable

m. Calculations.

     Not Applicable

n. Other Opinions.

     Consent of Independent Registered Public Accounting Firm (Filed herewith.)

o. Omitted Financial Statements. No financial statements are omitted from Item
24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (2)

r. Powers of Attorney


     1)   Metropolitan Life Insurance Company (18)

          (a) Power of Attorney of John C. R. Hele (Filed herewith)

     2)   General American Life Insurance Company (Filed herewith)



----------
(1) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-80393) filed on September 1, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341), filed on April 28, 2000, for Policy and Certificate Riders only.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341) filed on April 28, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 33-67970) filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 (File No. 33-58796) filed on April 30, 2003.

(6) Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6(File No. 333-40161) filed on April 6, 2000.

(7) Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.

(8) Incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.

(10) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.

(11) Incorporated herein by reference to Post-Effective Amendment No. 5 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.

(12) Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.

(13) Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.

(14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on April 20, 2010.

(15) Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No.033-57320)filed on April 14, 2011.

(16) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) Filed on April 19, 2011.

(17) Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.

(18) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 17, 2012.

(19) Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.



ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR


Name and Principal Business Address      Position and Offices with Depositor
--------------------------------------   ---------------------------------------
Steven A. Kandarian                      Chairman of the Board, President and
MetLife, Inc, and Metropolitan Life      Chief Executive Officer
Insurance Company
200 Park Avenue
New York, NY 10166

Sylvia Mathews Burwell                   Director
President, WalMart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR  72716-0150

Name and Principal Business Address      Position and Offices with Depositor
--------------------------------------   ---------------------------------------
Cheryl W. Grise                          Director
c/o MetLife, Inc. and Metropolitan
Life Insurance Company
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                         Director
Dean of Graduate School of Business
and Russell L. Carson Professor of
Finance and Economics
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                            Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                     Director
President and Chief Executive Officer
2014 NY/NJ Super Bowl Host Company
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ  07073

James M. Kilts                           Director
Founding Partner
Centerview Capital
Greenwich Office Park, 2nd Floor
Greenwich, CT 06831

Catherine R. Kinney                      Director
c/o MetLife, Inc. and Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166

Name and Principal Business Address      Position and Offices with Depositor
--------------------------------------   ---------------------------------------
Hugh B. Price                            Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                            Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                     Director
c/o MetLife, Inc. and Metropolitan
Life Insurance Company
200 Park Avenue
New York, NY 10166

Lulu C. Wang                             Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 1095 Avenue of the Americas, New York, NY 10036.



Name                                     Position with MetLife
--------------------------------------   ---------------------------------------
Steven A. Kandarian                      Chairman of the Board, President and
                                         Chief Executive Officer
Michel A. Khalaf                         President, Europe/Middle East/Africa
                                         Division
Christopher G. Townsend                  President, Asia
William J. Wheeler                       President, Americas
Ricardo A. Anzaldua                      Executive Vice President and General
                                         Counsel
Peter M. Carlson                         Executive Vice President and Chief
                                         Accounting Officer
Richard S. Collins                       Deputy General Counsel
Steven J. Goulart                        Executive Vice President and Chief
                                         Investment Officer
John C. R. Hele                          Executive Vice President and Chief
                                         Financial Officer
Shailendra Ghorpade                      Executive Vice President
Franciscus Hijkoop                       Executive Vice President and Chief
                                         Human Resources Officer
Beth M. Hirschhorn                       Executive Vice President of Global
                                         Brand, Marketing and Communications
William R. Hogan                         Executive Vice President
Todd B. Katz                             Executive Vice President
Robin Lenna                              Executive Vice President
Martin J. Lippert                        Executive Vice President, Global
                                         Technology & Operations
Eugene R. Marks, Jr.                     Executive Vice President
William D. Moore                         Executive Vice President
Maria R. Morris                          Executive Vice President, Global
                                         Employee Benefits
Anthony J. Nugent                        Executive Vice President
Oscar Schmidt                            Executive Vice President
Marc Sevestre                            Executive Vice President
Peter A. Smyth                           Executive Vice President
Eric T. Steigerwalt                      Executive Vice President
Stanley J. Talbi                         Executive Vice President
Andreas E. Vassiliou                     Executive Vice President



ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT (FILED HEREWITH)

The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

            e)    1320 GP LLC (DE)

            f) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   1) MetLife EU Holding Company Limited (Ireland) - 18.234% of MetLife EU Holding Company Limited is owned by ALICO and the remaining interest is owned by MetLife Global Holding Company II GmbH.

                       aa) MetLife Europe Limited (Ireland)

                           ii. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                   2)  MetLife S.A. (France)

                       aa) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned
                           by ALICO and the remaining interests are owned by third parties.

                       bb) MetLife Solutions S.A.S. (France)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      12.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Metlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    Metropolitan Training and Consulting S.R.L. (Romania)

            c) Metropolitan Life Asigurari S.A. (Romania) - 99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   MetLife AMSLICO poist'ovna a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by ALICO 0.0005% is owned by International Technical and Advisory Services Limited and the remaining 0.0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      28. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      29. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      30. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      31. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      32.   MetLife Seguros de Vida, S.A. (Uruguay)

      33. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      34.   Alpha Properties, Inc. (USA-Delaware)

      35.   Beta Properties, Inc. (USA-Delaware)

      36.   Delta Properties Japan, Inc. (USA-Delaware)

      37.   Epsilon Properties Japan, Inc. (USA-Delaware)

      38.   Iris Properties, Inc. (USA-Delaware)

      39.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains Directors' and Officers' liability insurance coverage with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

     (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:



Met Investors Series Trust, Metropolitan Life Separate Account E, MetLife Investors USA Variable Life Account A, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Account One, Metropolitan Tower Separate Account Two and Metropolitan Series Fund.

     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.



Name and Principal Business Office       Positions and Offices with Underwriter
--------------------------------------   --------------------------------------
Mark E. Rosenthal                        President
Metropolitan Life Insurance Company
5 Park Plaza, Suite 1900
Irvine, CA 92614

Elizabeth M. Forget                      Director and Executive Vice President
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                          Director and Executive Vice President,
Metropolitan Life Insurance Company      National Sales Manager- Life
501 Route 22
Bridgewater, NJ 08807

Jay S. Kaduson                           Senior Vice President
Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Andrew G. Aiello                         Senior Vice President, Channel Head-
Metropolitan Life Insurance Company      National Accounts
5 Park Plaza, Suite 1900
Irvine, CA 92614

John G. Martinez                         Vice President and Chief Financial
Metropolitan Life Insurance Company      Officer
18210 Crane Nest Drive
Tampa, FL 33647

Marlene B. Debel                         Treasurer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036



     (c) Compensation from the Registrant.


       (1)               (2)                 (3)              (4)          (5)
                                       Compensation on
                   Net Underwriting   Events Occasioning
Name of Principal   Discounts and     the Deduction of a   Brokerage      Other
   Underwriter       Commissions *   Deferred Sales Load  Commissions  Compensation
-----------------  ----------------  -------------------  -----------  ------------
MetLife Investors
   Distribution
   Company            $20,281                --               --            --



Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 13045 Tesson Ferry Road, St. Louis, MO 63128.

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company
          5 Park Plaza, Suite 1900
          Irvine, California 92614

ITEM 32. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

ITEM 34. UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Paragon Separate Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 16th day of April, 2013.




                                    Paragon Separate Account A

                                    By:  Metropolitan Life Insurance Company



                                    By: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel - Americas

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 16th day of April, 2013.



                                    Metropolitan Life Insurance Company



                                    BY: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel - Americas




     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 16, 2013.




               SIGNATURE                              TITLE
               ---------                              -----

                 *                     Chairman of the Board, President and
------------------------------------           Chief Executive Officer
        Steven A. Kandarian

                 *                         Executive Vice President and
------------------------------------         Chief Accounting Officer
           Peter M. Carlson

                 *                                   Director
------------------------------------
       Sylvia Mathews Burwell

                 *                                   Director
------------------------------------
          Cheryl W. Grise

                 *                                   Director
------------------------------------
         R. Glenn Hubbard

                 *                                   Director
------------------------------------
           John M. Keane

                 *
------------------------------------                 Director
        Alfred F. Kelly, Jr.

                 *                                   Director
------------------------------------
          James M. Kilts

                 *
------------------------------------                 Director
       Catherine R. Kinney

                 *                                   Director
------------------------------------
          Hugh B. Price

                                                     Director
------------------------------------
          David Satcher

                 *                                   Director
------------------------------------
       Kenton J. Sicchitano

                 *                                   Director
------------------------------------
            Lulu C. Wang

                 *                         Executive Vice President and
------------------------------------          Chief Financial Officer
         John C. R. Hele





/s/ Marie C. Swift
------------------------------------
Marie C. Swift, Esq.
Attorney- in - fact


* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 6 to this Registration Statement on Form N-6, File No. 333-133674, filed April 17, 2012.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 16th day of April, 2013.



                                General American Life Insurance Company
                                   (Guarantor)


                                BY: /s/ Karen A. Johnson
                                    --------------------------------------------
                                    Karen A. Johnson
                                    Vice President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on April 16, 2013.



               Signature                              Title
               ---------                              -----

                  *                    Chairman of the Board, President and
------------------------------------   Chief Executive Officer and Director
          Eric T. Steiqerwalt

                  *                                 Director
------------------------------------
          Kimberly A. Berwanger

                  *                        Director, Executive Vice President
------------------------------------         and Chief Accounting Officer
           Peter M. Carlson

                  *                                 Director
------------------------------------
           Paul G. Cellupica

                  *                                 Director
------------------------------------
          Elizabeth M. Forget

                  *                                 Director
------------------------------------
           Paul A. LaPiana

                  *                                 Director
------------------------------------
          Michael P. Harwood

                  *                                 Director
------------------------------------
          Gene L. Lunman

                  *                                 Director
------------------------------------
           Stanley J. Talbi

                  *                               Vice President
------------------------------------       (principal financial officer)
          Anne M. Belden

By: /s/ Marie C. Swift, Esq.
    --------------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact



* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX


(n)        Consent of Independent Registered Public Accounting Firm

(r)(1)(a)  Power of Attorney of Metropolitan Life Insurance Company

(r)(2)     Powers of Attorney of General American Life Insurance Company